PIMCO Funds
Prospectus
August 1, 2024
Asset Allocation Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO All Asset Fund	PAAIX	PALPX	PAANX	PAALX	PASAX	PASCX	PATRX
PIMCO All Asset All Authority Fund	PAUIX	PAUPX	PAUNX	–	PAUAX	PAUCX	–
PIMCO Global Core Asset Allocation Fund	PGAIX	PGAPX	–	–	PGMAX	PGMCX	–
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.

PIMCO All Asset Fund

Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 48 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.225%	0.325%	0.425%	0.225%	0.425%	0.425%	0.425%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	1.72%	1.72%	1.72%	1.72%	1.72%	1.72%	1.72%
Total Annual Fund Operating Expenses	1.945%	2.045%	2.145%	2.195%	2.395%	3.145%	2.645%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.08%)	(0.08%)	(0.13%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.865%	1.965%	2.015%	2.115%	2.315%	3.065%	2.565%
1
Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 1.00%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to Pacific Investment Management Company (“PIMCO”). Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.865%, 0.965%, 1.015%, 1.115%, 1.315%,
2.065% and 1.565% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.
3
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
4
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$189	$603	$1,042	$2,263
I-2	$199	$633	$1,093	$2,368
I-3	$205	$659	$1,140	$2,467
Administrative Class	$215	$679	$1,170	$2,523
Class A	$601	$1,087	$1,598	$2,998
Class C	$409	$963	$1,640	$3,274
Class R	$260	$814	$1,395	$2,972
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$601	$1,087	$1,598	$2,998
Class C	$309	$963	$1,640	$3,274
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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PIMCO All Asset Fund

reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing all or a significant portion of their assets in other funds. The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). As used in the investment objective, “real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and “real capital” equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC (“PIMCO”) and without shareholder approval, the Fund may invest in additional Underlying PIMCO Funds created in the future.
The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.
Investments in Underlying PIMCO Funds.  The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities; however, certain Underlying PIMCO Funds may take short positions and/or may have a net short equity exposure under certain market conditions. The Fund’s combined investments in the Equity-Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Fund’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.
Asset Allocation Investment Process.  The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, the Fund’s asset allocation sub-adviser considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. The quantitative data and qualitative inputs considered include (but are not limited to) macroeconomic data relating to U.S. and foreign economies (such as economic growth measures, inflation measures, production and consumption measures and monetary policies) and financial market data relating to U.S. and foreign asset classes (such as yield levels, income growth rates, valuation measures, credit and default risk measures and financial statement data). These data points are primarily used as inputs to a series of quantitative models, which collectively enable the asset allocation sub-adviser to construct multiple optimized model portfolios for consideration in determining the Fund’s actual allocation and trading approach. These include models relating to capital markets expectations, macroeconomic regimes, risk regimes, factor analysis of Underlying PIMCO Funds and portfolio construction. Multiple model portfolios are constructed so that the portfolio managers can assess the implications, attributes and tradeoffs of different asset allocation approaches in determining the final allocation and trading decisions, in seeking to achieve the objectives of the Fund.
In addition to these quantitative and model-driven considerations, which comprise a majority of the asset allocation investment process, the portfolio managers also may consider various qualitative inputs in refining their final allocation and trading decisions. These may include qualitative macroeconomic and financial market views held by the asset allocation sub-adviser and PIMCO, as well as subjective assessments of liquidity risk, risk premia attractiveness, expected net flows into the Fund and investor behavioral factors.
The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying PIMCO Funds based on the asset allocation sub-adviser’s ongoing analyses of the absolute and relative attractiveness of the asset class and other investment exposures represented in each. These include (but are not limited to) exposures relating to U.S. and foreign equity, fixed income, currency and commodity markets, as well as idiosyncratic exposures of specific companies, countries, issuers or risk premia. While these analyses are updated and reviewed frequently, material shifts in asset allocation positioning are typically staged over longer periods of time, which reflects multiple considerations including market momentum, seeking best trading execution and monitoring portfolio turnover.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Principal Risks of the Fund
Allocation Risk:  the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

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Prospectus

Fund of Funds Risk:  the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives
Certain principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Certain Principal Risks of Underlying PIMCO Funds
As used in the risk disclosures below, the term “Fund” refers to one or more Underlying PIMCO Funds.
Market Trading Risk:  the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value, particularly during times of market stress
New Fund Risk:  the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Municipal Project-Specific Risk:  the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state
Municipal Bond Risk:  the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Distressed Company Risk:  the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or

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PIMCO All Asset Fund

increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Futures Contract Risk:  the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract
Model Risk:  the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund
Commodity Risk:  the risk that investing in commodity-linked derivative instruments and commodities indirectly through a subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile

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Prospectus

than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Smaller Company Risk:  the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk
Issuer Non-Diversification Risk:  the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO or Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Research Affiliates  and the individual portfolio managers in connection with managing the Fund and may cause PIMCO or Research Affiliates  to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Tax Risk:  the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk:  the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved
Value Investing Risk:  a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Exchange-Traded Fund Risk:  the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
Tracking Error Risk:  the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index
Indexing Risk:  the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the

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PIMCO All Asset Fund

returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by the I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg Global Aggregate (USD Hedged) Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. The Bloomberg U.S. TIPS: 1-10 Year Index is a supplemental index of the Fund. The Bloomberg U.S. TIPS: 1-10 Year Index an unmanaged market index comprised of U.S. Treasury Inflation Protected Securities (“TIPS”) having a maturity of at least 1 year and less than 10 years. The CPI + 500 Basis Points benchmark is also a supplemental index of the Fund. The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	12.30%
Worst Quarter	March 31, 2020	-16.05%
Year-to-Date	June 30, 2024	1.99%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.56%	6.19%	4.31%
Institutional Class Return After Taxes on Distributions(1)	7.00%	3.70%	2.12%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.05%	3.74%	2.34%
I-2 Return Before Taxes	8.44%	6.10%	4.21%
I-3 Return Before Taxes	8.39%	6.05%	4.17%
Administrative Class Return Before Taxes	8.29%	5.94%	4.06%
Class A Return Before Taxes	3.95%	4.91%	3.44%
Class C Return Before Taxes	6.26%	4.94%	3.05%
Class R Return Before Taxes	7.85%	5.47%	3.58%
Bloomberg Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.15%	1.40%	2.41%
Bloomberg U.S. TIPS: 1-10 Year Index (reflects no deductions for fees, expenses or taxes)	4.36%	3.43%	2.31%
Consumer Price Index + 500 Basis Points (reflects no deductions for fees, expenses or taxes)	8.32%	9.08%	7.78%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the asset allocation sub-adviser to the Fund. The Fund’s portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman and Jim Masturzo. Mr. Arnott is the Chairman and Founder of Research Affiliates and he has managed the Fund since its inception in July 2002. Mr. Brightman is Chief Executive Officer and Chief Investment Officer of Research Affiliates and he has managed the Fund since November 2016. Mr. Masturzo is CIO of Multi-Asset Strategies of Research Affiliates and he has managed the Fund since July 2023.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 21 of this prospectus.

6  Prospectus | PIMCO Funds

PIMCO All Asset All Authority Fund

Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 48 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.25%	0.35%	0.45%	0.25%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)(2)	2.67%	2.67%	2.67%	2.67%	2.67%	2.67%
Acquired Fund Fees and Expenses(2)	2.29%	2.29%	2.29%	2.29%	2.29%	2.29%
Total Annual Fund Operating Expenses	5.21%	5.31%	5.41%	5.46%	5.66%	6.41%
Fee Waiver and/or Expense Reimbursement(3)(4)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	5.21%	5.31%	5.36%	5.46%	5.66%	6.41%
1
Interest expense of 2.64% results from the Fund’s ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of such line of credit in seeking to achieve the objective of the Fund.
2
“Other Expenses” and Acquired Fund Fees and Expenses include interest expense of the Fund and of the Underlying PIMCO Funds of 2.64% and 1.34%, respectively. Interest expense is borne by the Fund and the Underlying PIMCO Funds separately from the management fees paid to PIMCO. Excluding interest expense of the Fund and of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.23%, 1.33%, 1.38%, 1.48%, 1.68% and 2.43% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
3
PIMCO has contractually agreed, through July 31, 2025, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.
4
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
5
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$520	$1,558	$2,591	$5,156
I-2	$530	$1,586	$2,635	$5,228
I-3	$535	$1,609	$2,674	$5,298
Administrative Class	$545	$1,627	$2,699	$5,336
Class A	$1,083	$2,139	$3,181	$5,726
Class C	$737	$1,883	$3,094	$5,851
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$1,083	$2,139	$3,181	$5,726
Class C	$637	$1,883	$3,094	$5,851

PIMCO Funds | Prospectus  7

PIMCO All Asset All Authority Fund

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing all or a significant portion of their assets in other funds. The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). As used in the investment objective, “real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and “real capital” equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC (“PIMCO”) and without shareholder approval, the Fund may invest in additional Underlying PIMCO Funds created in the future.
The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.
Investments in Underlying PIMCO Funds.  The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities, normally will not exceed 20% of its total assets. The Fund’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Fund’s combined investments in the International Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Fund’s combined investments in the Equity-Related Underlying PIMCO Funds (less any investment in the
Short Strategy Underlying PIMCO Funds) normally will not exceed sixty-six and two-thirds percent of its total assets. In addition, the Fund’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.
Asset Allocation Investment Process.  The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, the Fund’s asset allocation sub-adviser considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. The quantitative data and qualitative inputs considered include (but are not limited to) macroeconomic data relating to U.S. and foreign economies (such as economic growth measures, inflation measures, production and consumption measures and monetary policies) and financial market data relating to U.S. and foreign asset classes (such as yield levels, income growth rates, valuation measures, credit and default risk measures and financial statement data). These data points are primarily used as inputs to a series of quantitative models, which collectively enable the asset allocation sub-adviser to construct multiple optimized model portfolios for consideration in determining the Fund’s actual allocation and trading approach. These include models relating to capital markets expectations, macroeconomic regimes, risk regimes, factor analysis of Underlying PIMCO Funds and portfolio construction. Multiple model portfolios are constructed so that the portfolio managers can assess the implications, attributes and tradeoffs of different asset allocation approaches in determining the final allocation and trading decisions, in seeking to achieve the objectives of the Fund.
In addition to these quantitative and model-driven considerations, which comprise a majority of the asset allocation investment process, the portfolio managers also may consider various qualitative inputs in refining their final allocation and trading decisions. These may include qualitative macroeconomic and financial market views held by the asset allocation sub-adviser and PIMCO, as well as subjective assessments of liquidity risk, risk premia attractiveness, expected net flows into the Fund and investor behavioral factors.
The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying PIMCO Funds based on the asset allocation sub-adviser’s ongoing analyses of the absolute and relative attractiveness of the asset class and other investment exposures represented in each. These include (but are not limited to) exposures relating to U.S. and foreign equity, fixed income, currency and commodity markets, as well as idiosyncratic exposures of specific companies, countries, issuers or risk premia. While these analyses are updated and reviewed frequently, material shifts in asset allocation positioning are typically staged over longer periods of time, which reflects multiple considerations including market momentum, seeking best trading execution and monitoring portfolio turnover.
Borrowing for Investment Purposes.  The Fund may use leverage by borrowing for investment purposes to purchase additional shares of

8  Prospectus | PIMCO Funds

Prospectus

Underlying PIMCO Funds. The Fund can borrow from banks up to a maximum of thirty-three and one-thirds percent of total assets. If at any time the Fund’s borrowings exceed this thirty-three and one-thirds percent maximum limitation, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund’s borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Principal Risks of the Fund
Allocation Risk:  the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines
Fund of Funds Risk:  the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives
Leveraging Risk:  the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Certain principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Certain Principal Risks of Underlying PIMCO Funds
As used in the risk disclosures below, the term “Fund” refers to one or more Underlying PIMCO Funds.
Market Trading Risk:  the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value, particularly during times of market stress
New Fund Risk:  the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Municipal Project-Specific Risk:  the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state
Municipal Bond Risk:  the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

August 1, 2024 | Prospectus  9

PIMCO All Asset All Authority Fund

Distressed Company Risk:  the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Futures Contract Risk:  the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract
Model Risk:  the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund
Commodity Risk:  the risk that investing in commodity-linked derivative instruments and commodities indirectly through a subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio

10  Prospectus | PIMCO Funds

Prospectus

securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Smaller Company Risk:  the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk
Issuer Non-Diversification Risk:  the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Research Affiliates  and the individual portfolio managers in connection with managing the Fund and may cause PIMCO or Research Affiliates  to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.  Also, to the extent the Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns
Tax Risk:  the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk:  the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved
Value Investing Risk:  a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Exchange-Traded Fund Risk:  the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

August 1, 2024 | Prospectus  11

PIMCO All Asset All Authority Fund

Tracking Error Risk:  the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index
Indexing Risk:  the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by the I-3 shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus.Performance in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg Global Aggregate (USD Hedged) Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. The Bloomberg U.S. TIPS Index is a supplemental index of the Fund. The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities (“TIPS”) rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $500 million par amount outstanding. The CPI + 650 Basis Points benchmark is also a supplemental index of the Fund. The CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	13.13%
Worst Quarter	March 31, 2020	-19.37%
Year-to-Date	June 30, 2024	-0.46%

12  Prospectus | PIMCO Funds

Prospectus

Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.70%	2.99%	1.79%
Institutional Class Return After Taxes on Distributions(1)	4.26%	0.17%	-0.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.36%	1.18%	0.31%
I-2 Return Before Taxes	5.43%	2.86%	1.69%
I-3 Return Before Taxes	5.53%	2.84%	1.63%
Class A Return Before Taxes	-0.69%	1.35%	0.76%
Class C Return Before Taxes	3.29%	1.76%	0.58%
Bloomberg Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.15%	1.40%	2.41%
Bloomberg U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	3.90%	3.15%	2.42%
Consumer Price Index + 650 Basis Points (reflects no deductions for fees, expenses or taxes)	9.82%	10.58%	9.28%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the asset allocation sub-adviser to the Fund. The Fund’s portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman and Jim Masturzo. Mr. Arnott is the Chairman and Founder of Research Affiliates and he has managed the Fund since its inception in October 2003. Mr. Brightman is Chief Executive Officer and Chief Investment Officer of Research Affiliates and he has managed the Fund since November 2016. Mr. Masturzo is CIO of Multi-Asset Strategies of Research Affiliates and he has managed the Fund since July 2023.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 21 of this prospectus.

August 1, 2024 | Prospectus  13

PIMCO Global Core Asset Allocation Fund

Investment Objective
The Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate Index (USD Hedged).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 48 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A	Class C
Management Fees	0.95%	1.05%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.16%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses(2)	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.18%	1.28%	1.63%	2.38%
Fee Waiver and/or Expense Reimbursement(3)(4)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.11%	1.21%	1.56%	2.31%
1
“Other Expenses” include interest expense of 0.16%. Interest expense is borne by the Fund separately from the management fees paid to PIMCO. Excluding interest expense of the Fund, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.95%, 1.05%, 1.40% and 2.15% for Institutional Class, I-2, Class A and Class C shares, respectively.
2
Acquired Fund Fees and Expenses include the advisory fee and the supervisory and administrative fee paid by PIMCO Cayman Commodity Fund II Ltd. (the “Subsidiary”).
3
PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Subsidiary to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rate of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
4
PIMCO has contractually agreed, through July 31, 2025, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds up to a maximum waived amount that is equal to the Fund's aggregate advisory fee and supervisory and administrative fee. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.
5
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$113	$368	$642	$1,426
I-2	$123	$399	$696	$1,539
Class A	$700	$1,029	$1,382	$2,371
Class C	$334	$736	$1,264	$2,525
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,029	$1,382	$2,371
Class C	$234	$736	$1,264	$2,525
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 594% of the average value of its portfolio.
Principal Investment Strategies
The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. Pacific Investment Management Company LLC (“PIMCO”) uses a three-step approach in seeking to achieve the Fund’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and PIMCO California

14  PIMCO Funds | Prospectus

Prospectus

Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The term “fund of funds” refers to mutual funds that pursue their investment objective by investing all or a significant portion of their assets in other funds.
The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any of the Underlying PIMCO Funds (except the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Commodity Strategy Active Exchange-Traded Fund). To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds. The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).
Asset Allocations.  The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its net assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund and in other equity-related Acquired Funds). For the purposes of the above limitation, equity positions will be calculated on a net basis, meaning if short equity-related positions are held, they will be netted against long positions. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including exposure to commodity-related investments obtained through investment in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), and investment in the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds). The Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. In order to comply with certain issuer diversification limits imposed by the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high  yield securities (“junk bonds”). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
Asset Allocation Investment Process.  The Fund’s assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends, data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund’s assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.
The first step of the investment process is to determine the target asset allocation. When determining the target allocation for the strategy, PIMCO may use proprietary quantitative models. The target allocations may include long, short, or no positions in the underlying financial markets and asset classes specified in the models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO’s discretion. PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation, which may include positions that are different from target allocations determined by quantitative models. PIMCO then considers incorporating relative value and risk hedging strategies. Relative value strategies may seek to improve the portfolio’s risk-adjusted return potential. Risk hedging strategies may seek to reduce the Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

August 1, 2024 | Prospectus  15

PIMCO Global Core Asset Allocation Fund

Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
The following risks are principal risks of investing in the Fund.
Allocation Risk:  the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines
Acquired Fund Risk:  the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, the Fund's performance will be reduced by the Fund's proportionate amount of the expenses of any Acquired Funds in which it invests
Market Trading Risk:  the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value, particularly during times of market stress
The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.
New Fund Risk:  the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Distressed Company Risk:  the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market,

16  Prospectus | PIMCO Funds

Prospectus

counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Model Risk:  the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund
Commodity Risk:  the risk that investing in commodity-linked derivative instruments and commodities indirectly through a subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Smaller Company Risk:  the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk

August 1, 2024 | Prospectus  17

PIMCO Global Core Asset Allocation Fund

Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Tax Risk:  the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk:  the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Value Investing Risk:  a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur
Arbitrage Risk:  the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Exchange-Traded Fund Risk:  the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
Tracking Error Risk:  the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index
Indexing Risk:  the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund

18  Prospectus | PIMCO Funds

Prospectus

Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the MSCI All Country World Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The MSCI All Country World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of a group of country indexes comprising developed and emerging market indexes. The supplemental index shown is the 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate (USD Hedged) Index. The Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	15.87%
Worst Quarter	March 31, 2020	-15.18%
Year-to-Date	June 30, 2024	7.17%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	12.73%	6.58%	5.33%
Institutional Class Return After Taxes on Distributions(1)	11.88%	4.99%	4.25%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.50%	4.39%	3.72%
I-2 Return Before Taxes	12.58%	6.46%	5.21%
Class A Return Before Taxes	6.07%	4.90%	4.23%
Class C Return Before Taxes	10.40%	5.31%	4.02%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	22.20%	11.72%	7.93%
Bloomberg Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.15%	1.40%	2.41%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index (reflects no deductions for fees, expenses or taxes)	16.11%	7.80%	5.93%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Erin Browne and Emmanuel Sharef. Ms. Browne is a Managing Director of PIMCO and a senior portfolio manager in the Asset Allocation team and has managed the Fund since January 2019. Dr. Sharef is an Executive Vice President of PIMCO and has managed the Fund since December 2019.

August 1, 2024 | Prospectus  19

PIMCO Global Core Asset Allocation Fund

Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 21 of this prospectus.

20  Prospectus | PIMCO Funds

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
■
Calling us at 1.888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@dstsystems.com
Class A, Class C and Class R
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO
64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc.,
430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Distributions paid by the Fund that are properly reported as “exempt interest dividends” normally will be exempt from federal income taxes, but may not be exempt from the federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

August 1, 2024 | Prospectus  21

PIMCO Funds

Description of Principal Risks
The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.
Principal Risk	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Global Core Asset Allocation Fund
New Fund	x	x	x
Small Fund	x	x	x
Allocation	x	x	x
Fund of Funds	x	x	–
Market Trading	x	x	x
Municipal Project-Specific	x	x	–
Municipal Bond	x	x	–
Acquired Fund	–	–	x
Interest Rate	x	x	x
Call	x	x	x
Credit	x	x	x
High Yield	x	x	x
Distressed Company	x	x	x
Market	x	x	x
Issuer	x	x	x
Liquidity	x	x	x
Derivatives	x	x	x
Futures Contract	x	x	–
Model	x	x	x
Commodity	x	x	x
Equity	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x
Foreign (Non-U.S.) Investment	x	x	x
Real Estate	x	x	x
Emerging Markets	x	x	x
Sovereign Debt	x	x	x
Currency	x	x	x
Leveraging	x	x	x
Smaller Company	x	x	x
Issuer Non-Diversification	x	x	–
Management	x	x	x
Short Exposure	x	x	x
Tax	x	x	x
Subsidiary	x	x	x
Value Investing	x	x	x
Arbitrage	–	–	x
Convertible Securities	x	x	x
Exchange-Traded Fund	x	x	x
Tracking Error	x	x	x
Indexing	x	x	x
LIBOR Transition	x	x	x

22  Prospectus | PIMCO Funds

Prospectus

Principal Risk	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Global Core Asset Allocation Fund
Collateralized Loan Obligations	–	–	x
As the PIMCO Global Core Asset Allocation Fund may invest in shares of Acquired Funds, including the Underlying PIMCO Funds, the risks of investing in the PIMCO Global Core Asset Allocation Fund may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the PIMCO Global Core Asset Allocation Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to the “Funds” includes the PIMCO Global Core Asset Allocation Fund, the Acquired Funds and the Underlying PIMCO Funds.
New Fund Risk
A new Fund’s performance may not represent how a Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. New Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after a Fund is fully invested. Similarly, a new Fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for a Fund and tax consequences for investors.
Small Fund Risk
A smaller fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the fund to liquidate. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares, which can occur at any time and may impact the fund in the same manner as a high volume of purchases or redemptions.
Allocation Risk
The PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds’ investment performance depends upon how their assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds) or PIMCO (in the case of the PIMCO Global Core Asset Allocation Fund) may make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.
Fund of Funds Risk
Because the PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the PIMCO All Asset and PIMCO All Asset All Authority Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.
The PIMCO All Asset and PIMCO All Asset All Authority Funds’ net asset values (“NAVs”) will fluctuate in response to changes in the NAVs of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the PIMCO All Asset Fund’s and PIMCO All Asset All Authority Fund’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

August 1, 2024 | Prospectus  23

PIMCO Funds

Market Trading Risk
An Underlying PIMCO Fund that is an exchange-traded fund is subject to secondary market trading risks. Once operational, shares of the Underlying PIMCO Fund are listed for trading on an exchange, however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Underlying PIMCO Fund may be listed or traded on U.S. and foreign (non-U.S.) exchanges other than the Underlying PIMCO Fund’s primary U.S. listing exchange. There can be no guarantee that the Underlying PIMCO Fund’s shares will continue trading on any exchange or in any market or that the Underlying PIMCO Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Underlying PIMCO Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.
Secondary market trading in the Underlying PIMCO Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Underlying PIMCO Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. If secondary market trading is halted or an exchange closes earlier than anticipated, you may be unable to purchase or sell Fund shares. Additionally, the secondary market for trading an exchange-traded fund's shares may become less liquid in stressed market conditions and when the underlying holdings of the exchange-traded fund are difficult to buy or sell. There can be no guarantee that the Underlying PIMCO Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Underlying PIMCO Fund ceases to be listed on an exchange, the Underlying PIMCO Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
Buying or selling the Underlying PIMCO Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, an investor who buys or sells the Underlying PIMCO Fund’s shares may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Underlying PIMCO Fund based on their trading volume and market liquidity, and is generally less if the Underlying PIMCO Fund has more trading volume and market liquidity and more if the Underlying PIMCO Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Underlying PIMCO Fund’s shares, frequent trading may detract significantly from investment returns. Investment in the Underlying PIMCO Fund’s shares may not be advisable for investors who expect to engage in frequent trading.
Shares of the Underlying PIMCO Fund may trade on an exchange at prices at, above or below their most recent NAV. The market prices of an Underlying PIMCO Fund’s shares will fluctuate, sometimes rapidly and materially, in response to changes in the Underlying PIMCO Fund’s NAV, the value of the Underlying PIMCO Fund’s holdings and supply and demand for the Underlying PIMCO Fund’s shares. Although the creation/redemption feature of the Underlying PIMCO Funds generally makes it more likely that an Underlying PIMCO Fund’s shares will trade close to NAV, market volatility, lack of an active trading market for the Underlying PIMCO Fund’s shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in the Underlying PIMCO Fund’s shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. An investor who buys or sells an Underlying PIMCO Fund’s shares may incur significant losses if the investor transacts in the Underlying PIMCO Fund’s shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether an Underlying PIMCO Fund’s shares will trade above, below or at NAV. An Underlying PIMCO Fund’s investment results are based on the Underlying PIMCO Fund’s daily NAV. Investors transacting in an Underlying PIMCO Fund’s shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the Underlying PIMCO Fund’s daily NAV.
Municipal Project-Specific Risk
An Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state.
Municipal Bond Risk
An Underlying PIMCO Fund that invests in Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, an Underlying PIMCO Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and an Underlying PIMCO Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, an Underlying PIMCO Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Underlying PIMCO Fund’s operating expenses. Any income derived from an Underlying PIMCO Fund’s ownership or operation of such assets may not be tax-exempt. Municipal Bonds are subject to interest rate, credit and market risk.

24  Prospectus | PIMCO Funds

Prospectus

The income, value and/or risk of Municipal Bonds is often correlated to specific project or other revenue sources (such as taxes), which can be affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods. Because many Municipal Bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal Bonds backed by current or anticipated revenues from a specific project or specific assets can be affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal Bonds are subject to the risk that the Internal Revenue Service (“IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the Municipal Bond is taxable, which may result in a significant decline in the value of the security. Municipal Bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of Municipal Bond issuers than for issuers of other securities, and the investment performance of an Underlying PIMCO Fund investing in Municipal Bonds may therefore be more dependent on the analytical abilities of PIMCO than if an Underlying PIMCO Fund held other types of investments such as stocks or taxable bonds. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect an Underlying PIMCO Fund’s ability to sell Municipal Bonds it holds at attractive prices or value Municipal Bonds.
Acquired Fund Risk
Because the PIMCO Global Core Asset Allocation Fund may invest its assets in Acquired Funds, the risks associated with investing in the PIMCO Global Core Asset Allocation Fund may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Global Core Asset Allocation Fund to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. In addition, the Fund's performance will be reduced by the Fund's proportionate amount of the expenses of any Acquired Funds in which it invests. There can be no assurance that the investment objective of any Acquired Fund will be achieved. Unless a fee waiver or expense reimbursement arrangement fully covers a Fund’s investment in an Acquired Fund, shareholders in a Fund will indirectly bear fees and expenses charged by the Acquired Funds in addition to a Fund’s direct fees and expenses.
The PIMCO Global Core Asset Allocation Fund’s NAV will fluctuate in response to changes in the NAVs of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the PIMCO Global Core Asset Allocation Fund correlates to those of a particular Acquired Fund will depend upon the extent to which the PIMCO Global Core Asset Allocation Fund assets are allocated from time to time for investment in the Acquired Fund, which may vary. As discussed under “Description of Principal Risks—Market Risk,” because the NAV of the PIMCO Global Core Asset Allocation Fund is related to the NAVs of the Acquired Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an Acquired Fund’s NAV may adversely impact the Fund.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

August 1, 2024 | Prospectus  25

PIMCO Funds

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.
Rising interest rates may result in a decline in value of a Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or a Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if a Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. Credit risk is greater to the extent a Fund uses leverage or derivatives. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or a counterparty faces challenges rolling or refinancing its obligations.

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High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in thinly-traded markets. When secondary markets for high yield securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.
Distressed Company Risk
A Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a fund that does not invest in such securities. Securities of distressed companies include both debt and equity securities and generally trade below “par” or full value. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying PIMCO Fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Underlying PIMCO Fund may lose its entire investment.
Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as

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political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to a Fund that may invest in fixed income securities. As discussed more under “Interest Rate Risk,” the Federal Reserve has raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of a Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Although interest rates have significantly increased since 2022 through the date of this Prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments. For example, tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund and certain Acquired Funds may rely on various third-party sources to calculate their respective NAVs. As a result, a Fund and such Acquired Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s and Acquired Funds' calculations of their NAVs, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. Also, because the NAV of the PIMCO Global Core Asset Allocation Fund is related to the NAVs of the Acquired Funds in which it invests, the PIMCO Global Core Asset Allocation Fund may be adversely impacted by such inaccuracies, delays or other disruptions in the calculation of an Acquired Fund’s NAV. A Fund may be unable to recover any losses associated with such failures.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in a Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of a Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at

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unfavorable times or prices in order to satisfy its obligations, which could prevent a Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when a Fund wishes to dispose of it. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.
Derivatives Risk
Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that a Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques— Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract) and management risk, as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, a Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The 1940 Act and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable

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derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Non-centrally-cleared over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund's clearing broker or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, a Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose a Fund to additional risks. In addition, derivatives used for hedging may partially protect a Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Futures Contract Risk
A futures contract is an exchange-traded contract to buy or sell an underlying asset, such as a security, currency or commodity, for a set price on a future date. The risks associated with the Fund’s use of derivative instruments, including futures contracts, are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques – Derivatives” in this prospectus and under “Investment Objectives and Policies” in the SAI. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and the underlying asset. In addition, there are significant differences between the futures market and the markets for underlying assets, which could result in an imperfect correlation between the markets. The degree of imperfect correlation depends on circumstances such as variations in speculative market demand for futures and futures options on underlying assets, including technical influences in futures trading and futures options, and differences between the futures contract and underlying asset due to factors such as interest rate levels, maturities, and creditworthiness of issuers. Futures contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. Because the futures utilized by the Fund and certain Underlying PIMCO Funds are exchange-traded, the primary credit risk on futures contracts resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. There can be no assurance that a liquid market will exist at a time when a Fund or Underlying PIMCO Fund seeks to close out a futures or a futures option position, and that the Fund or Underlying PIMCO Fund would remain obligated to meet margin requirements until the position is closed.
In addition, certain futures contracts may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

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Model Risk
In making investment allocation decisions for a Fund or certain Underlying PIMCO Funds, as applicable, PIMCO or the sub-adviser, as applicable, may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by PIMCO or the sub-adviser, as applicable, to determine (or assist in determining) the Fund’s or Underlying PIMCO Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. The investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund or Underlying PIMCO Fund. There can be no assurance that the models used by PIMCO or the sub-adviser, as applicable, will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model. In addition, in constructing the underlying index of, or model portfolio for, an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, the index provider or sub-adviser, as applicable, may utilize quantitative models or methodologies that may be proprietary or developed by third-parties. These models and methodologies are used to help determine the composition of the underlying index or model portfolio and may not adequately take into account certain factors, resulting in a decline in the value of the underlying index or model portfolio and, therefore, the Underlying PIMCO Fund.
Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, PIMCO or the sub-adviser may have less insight into the construction, coding or testing of the third-party model or data, and PIMCO and the sub-adviser will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.
The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although PIMCO and the sub-adviser seek to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of a model’s end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect a Fund’s or an Underlying PIMCO Fund’s performance.
Commodity Risk
A Fund’s investments in commodity-linked derivative instruments and commodities, either directly or indirectly through a subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as climate changes, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber-hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The value of commodities and commodity-linked derivative instruments may also experience significant price volatility as a result of being the target of market fraud and price manipulation. Certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Commodity Strategy Active Exchange-Traded Fund, may each concentrate its assets in a particular sector of the commodities market (such as oil, metal, carbon, or agricultural products). To the extent a Fund invests in certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Commodity Strategy Active Exchange-Traded Fund, a Fund
may be more susceptible to risks associated with those sectors as a result of the foregoing. The prices for commodities in those sectors may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.
Equity Risk
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, common stocks, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.Conversely, a change in financial condition or other event affecting a single issuer or industry may adversely impact securities markets as a whole. Equity securities generally have greater price volatility than most fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

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Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.
Foreign (Non-U.S.) Investment Risk
Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, legal, accounting and auditing standards of foreign (non-U.S.) countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign (non-U.S.) market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities. Investments in foreign (non-U.S.) markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign (non-U.S.) government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign (non-U.S.) investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund's investments. Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect a Fund’s investments in a foreign (non-U.S.) country, and may render holdings in that foreign (non-U.S.) country illiquid or even worthless. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those

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of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions and adversely impact a Fund's liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, a Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.
Real Estate Risk
Investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, and the real estate market generally. Such risks include a possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
In addition, real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. During periods of rising interest rates, real estate securities may lose appeal for investors who may seek higher yields from other income-producing investments. Rising interest rates may also contribute to financing for property purchases and improvements becoming more costly and difficult to obtain.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, volatility, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities, may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established regulatory, disclosure, legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may increase the potential for market manipulation or reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments, or to obtain information needed to pursue or enforce such judgments, against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. A Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or

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returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Although a Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in or exposure to foreign (non-U.S.) currencies and/or foreign (non-U.S.) currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Issuer Non-Diversification Risk
Focusing investments in a small number of issuers increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.
To the extent that the PIMCO All Asset Fund invests a significant portion of its assets in an Underlying PIMCO Fund, the PIMCO All Asset Fund will be particularly sensitive to the risks associated with that Underlying PIMCO Fund. For a discussion of risks associated with Underlying PIMCO Funds and Acquired Funds, please see “Fund of Funds Risk” and “Acquired Fund Risk” above.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. An Underlying PIMCO Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the Underlying PIMCO Funds in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds or the Acquired Funds in the case of the PIMCO Global Core Asset Allocation Fund). Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where a Fund does not hold the security or have the right

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to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed a Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements.
Smaller Company Risk
The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and a Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
Management Risk
The Funds, the Subsidiary and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or the sub-adviser, as applicable, or in the case of a fund that is not managed by PIMCO or the sub-adviser, such other fund’s investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Funds, the Subsidiary and certain Acquired Funds, as applicable, or may determine that certain factors are more significant than others. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO or the sub-adviser, or such other fund’s investment adviser or sub-adviser, as applicable, and individual portfolio managers will expose all material risks associated with an investment. Additionally, PIMCO or the sub-adviser, or such other fund’s investment adviser or sub-adviser, as applicable, and individual portfolio managers may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value. Please refer to “Portfolio Managers – Conflicts of Interest” in the SAI for further information. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds and the Subsidiary, as applicable, to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s and the Subsidiary’s, as applicable, ability to realize its investment objective.
Because a number of Underlying PIMCO Funds obtain exposure to certain proprietary model stock portfolios by investing in equity total return swaps based on such model portfolios, in other securities and instruments to replicate the performance of such model portfolios, or directly in the equity securities held in such model portfolios, such Underlying PIMCO Funds will be subject to the risks associated with the management of these proprietary model stock portfolios by the sub-adviser to such Underlying PIMCO Funds. Similarly, there can be no assurance that quantitative models or methods utilized by PIMCO or the sub-adviser or related data sources will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Underlying PIMCO Fund’s ability to realize its investment objective.
Short Exposure Risk
A Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during

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this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in a Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent the PIMCO All Asset All Authority Fund holds exposure to Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.
Tax Risk
The PIMCO Global Core Asset Allocation Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The PIMCO Global Core Asset Allocation Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the PIMCO Global Core Asset Allocation Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.
As more fully described below under “Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund.” the IRS issued a revenue ruling which holds that income derived from commodity-linked derivatives, if earned directly by a Fund is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will also constitute qualifying income. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to a Fund or if a Fund’s income from the subsidiary is derived with respect to the Fund’s business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940, as amended (the “1940 Act”).
The PIMCO Global Core Asset Allocation Fund will seek to gain exposure to the commodities markets primarily through investments in its Subsidiary. If the IRS were to determine that income derived from investments in a Subsidiary does not constitute qualifying income, the PIMCO Global Core Asset Allocation Fund might be adversely affected and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategies and increased costs and taxes. Investments in the Subsidiary involves specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Investments in a Wholly-Owned Subsidiary” below for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.
To the extent the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds invest in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund or PIMCO Commodity Strategy Active Exchange-Traded Fund, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above. See ”Tax Consequences.“
Subsidiary Risk
By investing in its Subsidiary, the PIMCO Global Core Asset Allocation Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objectives of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO Global Core Asset Allocation Fund and/or the Subsidiary to operate

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as described in this prospectus and the SAI and could adversely affect the PIMCO Global Core Asset Allocation Fund and, to the extent the PIMCO All Asset and PIMCO All Asset All Authority Funds invest in Underlying PIMCO Funds or Acquired Funds with Subsidiaries, the PIMCO All Asset and PIMCO All Asset All Authority Funds. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of a Fund and/or a Subsidiary and result in the Fund underperforming its benchmark index(es).
Value Investing Risk
Value investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO, or the sub-adviser, as applicable, if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.
Arbitrage Risk
A Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Forecasting market movements is difficult, and securities may be mispriced or improperly valued by PIMCO. Securities issued by the same entity, or securities otherwise considered similar, may not be priced or valued similarly across markets or in the same market, and attempts to profit from pricing differences may not be successful for several reasons, including unexpected changes in pricing and valuation. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.
Convertible Securities Risk
Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Exchange-Traded Fund (“ETF”) Risk
Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

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Tracking Error Risk
An Underlying PIMCO Fund that seeks to track the investment results of an index may not invest in every component security of its underlying index. Imperfect correlation between an Underlying PIMCO Fund’s portfolio and its underlying index, asset valuation, timing variances, changes to the underlying index and regulatory requirements may cause the Underlying PIMCO Fund’s performance to diverge from the performance of its underlying index. Tracking error may also result because an Underlying PIMCO Fund incurs fees and expenses while its underlying index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when an Underlying PIMCO Fund rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for an Underlying PIMCO Fund investing in foreign (non-U.S.) securities. The performance of an Underlying PIMCO Fund and the underlying index may vary due to differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of an Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of market volatility or other unusual market conditions. Because an underlying index is not subject to the tax diversification requirements to which an Underlying PIMCO Fund must adhere, the Underlying PIMCO Fund may be required to deviate its investments from the securities and relative weightings of its underlying index. For tax efficiency purposes, an Underlying PIMCO Fund may sell certain securities to realize losses, which will result in a deviation from its underlying index. An Underlying PIMCO Fund may not be fully invested at times either as a result of cash flows into a Fund or reserves of cash held by a Fund to meet redemptions and to pay expenses. In addition, if an Underlying PIMCO Fund uses a representative sampling approach, this approach may cause the Underlying PIMCO Fund to be less correlated with the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index with the same relative weightings as the underlying index.
Indexing Risk
Certain Underlying PIMCO Funds use an indexing approach and may be affected by a general decline in market segments or asset classes relating to their underlying indexes. Those Underlying PIMCO Funds invest in securities and instruments included in, or representative of, their underlying indexes regardless of the investment merits of the underlying indexes. Additionally, errors in the construction or calculation of an Underlying PIMCO Fund’s underlying index may occur from time to time, and the index provider may not identify or correct such errors for some period of time. Any such underlying index construction or calculation error may adversely impact the Underlying PIMCO Fund.
LIBOR Transition Risk
Certain instruments in which a Fund may invest have relied or continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one- and six-month sterling LIBOR settings have ceased, and while publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. So-called “tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of a Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such

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market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Collateralized Loan Obligations Risk
A Fund may invest in collateralized loan obligation (“CLOs”) and other similarly structured investments. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with investment in such underlying assets, the structure and characteristics of a CLO present certain additional risks. A Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of a Fund.
The cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the first loss of any defaults from the bonds or loans in the trust, although more senior tranches may also bear losses. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of a Fund’s holdings.

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PIMCO Funds

Management of the Funds
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the “Trust”), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as the investment adviser for the PIMCO Global Core Asset Allocation Fund Subsidiary (“GCAA Subsidiary”).
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2024, PIMCO had approximately $1.88 trillion in assets under management.
PIMCO has engaged Research Affiliates, a California limited liability company to serve as the asset allocation sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Research Affiliates was organized in 2002 and is located at 660 Newport Center Drive, Suite 300, Newport Beach, CA 92660. As asset allocation sub-adviser for these Funds, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds.
Management Fees
Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2024, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately):
	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO All Asset Fund	0.225%	0.325%	0.425%	0.225%	0.425%	0.425%	0.425%
PIMCO All Asset All Authority Fund	0.25%	0.35%	0.45%	0.25%(1)	0.45%	0.45%	N/A
PIMCO Global Core Asset Allocation Fund	0.95%	1.05%	N/A	N/A	1.15%	1.15%	N/A
1 This share class was not operational during the fiscal year ended March 31, 2024.
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Advisory Fees.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2024, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):
Fund Name	Advisory Fees All Classes(1)
PIMCO All Asset Fund	0.175%
PIMCO All Asset All Authority Fund	0.20%
PIMCO Global Core Asset Allocation Fund	0.90%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 92.
A discussion of the basis for the Board of Trustees’ approval of the Funds' investment advisory contract and asset allocation sub-advisory agreements is available in the Funds' Form N-CSR filed with the SEC for the fiscal half-year ended September 30, 2023.
As discussed in its “Principal Investment Strategies” section, the PIMCO Global Core Asset Allocation Fund may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Core Asset Allocation Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
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Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee

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which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational and offering expenses of the Trust and the Funds and any other expenses which are capitalized in accordance with generally accepted accounting principles, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses). PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
For the fiscal year ended March 31, 2024, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):
	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO All Asset Fund	0.05%	0.15%	0.25%	0.05%	0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.25%	0.05%(2)	0.25%	0.25%	N/A
PIMCO Global Core Asset Allocation Fund	0.05%	0.15%	N/A	N/A	0.25%	0.25%	N/A
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 88.
2
This share class was not operational during the fiscal year ended March 31, 2024.
Expense Limitation Agreement
PIMCO has contractually agreed, through July 31, 2025, to waive a portion of each Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreement
PIMCO has contractually agreed, through July 31, 2025, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
Underlying PIMCO Fund Fees
The PIMCO All Asset and PIMCO All Asset All Authority Funds are permitted to invest in Underlying PIMCO Funds, which, for these two Funds, is defined to include the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. Shares of the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund (the “PAPS All Asset Funds”) may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, as well as by the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust, an affiliated investment company. The PAPS All Asset Funds do not constitute Underlying PIMCO Funds for any other series of the Trust. The PIMCO All Authority: Multi-RAE PLUS Fund (the “PAPS All Authority Fund”) may be purchased only by the PIMCO All Asset All Authority Fund. The PAPS All Authority Fund does not constitute an Underlying PIMCO Fund for any other series of the Trust. The PIMCO Global Core Asset Allocation Fund is permitted to invest in Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The PIMCO Global Core Asset Allocation Fund is further permitted to invest in Acquired Funds, which, for this Fund, is defined to include the Underlying PIMCO Funds (as defined for the Fund) and other affiliated funds, including funds of the PIMCO ETF Trust, and unaffiliated funds.

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PIMCO Funds

The PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund’s shares. The Funds also indirectly pay their proportionate share of the advisory fees, supervisory and administrative fees and management fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which each Fund invests (collectively, “Underlying PIMCO Fund Fees”).
PIMCO has contractually agreed, through July 31, 2025, for the PIMCO All Asset Fund, to waive its advisory fee to the extent that the Underlying PIMCO Fund Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2025, for the PIMCO All Asset All Authority Fund, to waive its advisory fee to the extent that the Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
For the PIMCO Global Core Asset Allocation Fund, PIMCO has contractually agreed, through July 31, 2025, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the Fund in an amount equal to Underlying PIMCO Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds up to a maximum waived amount that is equal to the Fund's aggregate advisory fee and supervisory and administrative fee. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.
The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund’s average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the PIMCO All Asset, PIMCO All Asset All Authority, or PIMCO Global Core Asset Allocation Funds employ leverage as an investment strategy.
The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other funds. The cost of investing in a Fund that is a fund of funds will generally be higher than the cost of investing in a Fund that invests directly in individual stocks and bonds. By investing in a Fund that is a fund of funds, an investor will indirectly bear fees and expenses charged by non-PIMCO Acquired Funds (and may indirectly bear a portion of the fees and expenses charged by Underlying PIMCO Funds to the extent such fees and expenses are not waived or reimbursed pursuant to applicable waiver and reimbursement agreements) in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO All Asset and PIMCO All Asset All Authority Funds invest in the least expensive class of shares of the Underlying PIMCO Funds, which are not subject to any sales charges or distribution (12b-1) fees. The PIMCO Global Core Asset Allocation Fund, to the extent it invests in Underlying PIMCO Funds, invest in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or distribution (12b-1) fees.
The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds (or, in the case of the PAPS All Asset Funds and those operating as exchange-traded funds, the Underlying PIMCO Fund shareholders). Because the PIMCO All Asset and PIMCO All Asset All Authority Funds invest in the least expensive class of shares of the Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund, to the extent it invest in Underlying PIMCO Funds, invest in Institutional Class or Class M shares of the Underlying PIMCO Funds (or, in the case of those operating as exchange-traded funds, the Underlying PIMCO Fund shares), shareholders of the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds would indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying PIMCO Funds.
For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund’s prospectus or offering memorandum, as applicable. For a summary description of the Underlying PIMCO Funds, please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus.

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Annual Underlying PIMCO Fund Expenses
(Based on the average daily net assets attributable to an Underlying PIMCO Fund’s Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund, or the Fund in the case of the PAPS All Asset Funds or PAPS All Authority Fund and exchange-traded funds of the PIMCO ETF Trust or PIMCO Equity Series)).
Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO Active Bond Exchange-Traded Fund	0.55%	0.03%	0.58%
PIMCO All Asset: Multi-RAE PLUS Fund	0.89%	0.22%	1.11%
PIMCO All Asset: Multi-Real Fund	0.74%	3.12%	3.86%(3)(4)
PIMCO All Authority: Multi-RAE PLUS Fund	0.89%	0.18%	1.07%
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Municipal Bond Fund	0.44%	0.00%	0.44%
PIMCO California Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO Climate Bond Fund	0.50%	0.11%	0.61%
PIMCO CommoditiesPLUS® Strategy Fund	0.74%	0.25%	0.99%(5)
PIMCO CommodityRealReturn Strategy Fund®	0.74%	0.33%	1.07%(6)
PIMCO Commodity Strategy Active Exchange-Traded Fund	0.79%	0.05%	0.84%(7)(8)(9)
PIMCO Credit Opportunities Bond Fund	0.60%	0.07%	0.67%
PIMCO Diversified Income Fund	0.75%	0.04%	0.79%
PIMCO Dynamic Bond Fund	0.80%	0.16%	0.96%(10)
PIMCO Emerging Markets Bond Fund	0.83%	0.47%	1.30%
PIMCO Emerging Markets Corporate Bond Fund	0.90%	0.08%	0.98%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.85%	0.24%	1.09%
PIMCO Emerging Markets Local Currency and Bond Fund	0.90%	1.12%	2.02%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%	0.05%	0.51%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0.36%	0.00%	0.36%(11)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO ESG Income Fund	0.50%	0.50%	1.00%
PIMCO Extended Duration Fund	0.50%	5.70%	6.20%
PIMCO Global Advantage® Strategy Bond Fund	0.65%	0.18%	0.83%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.55%	0.16%	0.71%
PIMCO GNMA and Government Securities Fund	0.50%	0.96%	1.46%
PIMCO Government Money Market Fund	0.18%	0.00%	0.18%(12)
PIMCO High Yield Fund	0.55%	0.05%	0.60%
PIMCO High Yield Municipal Bond Fund	0.55%	0.01%	0.56%
PIMCO High Yield Spectrum Fund	0.60%	0.05%	0.65%
PIMCO Income Fund	0.50%	0.33%	0.83%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.50%	0.25%	0.75%
PIMCO International Bond Fund (Unhedged)	0.50%	0.27%	0.77%
PIMCO Investment Grade Credit Bond Fund	0.50%	0.59%	1.09%
PIMCO Long Duration Total Return Fund	0.50%	2.49%	2.99%
PIMCO Long-Term Credit Bond Fund	0.55%	0.96%	1.51%
PIMCO Long-Term Real Return Fund	0.50%	1.78%	2.28%
PIMCO Long-Term U.S. Government Fund	0.475%	1.39%	1.865%
PIMCO Low Duration Credit Fund	0.70%	0.05%	0.75%
PIMCO Low Duration ESG Fund	0.50%	0.11%	0.61%
PIMCO Low Duration Fund	0.46%	0.04%	0.50%
PIMCO Low Duration Fund II	0.50%	0.02%	0.52%
PIMCO Low Duration Income Fund	0.50%	0.31%	0.81%
PIMCO Low Duration Opportunities Fund	0.55%	0.04%	0.59%
PIMCO Moderate Duration Fund	0.46%	0.07%	0.53%
PIMCO Mortgage Opportunities and Bond Fund	0.60%	1.54%	2.14%

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PIMCO Funds

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO Mortgage-Backed Securities Fund	0.50%	0.77%	1.27%
PIMCO Multisector Bond Active Exchange-Traded Fund	0.65%	0.00%	0.65%(13)(14)
PIMCO Municipal Bond Fund	0.44%	0.00%	0.44%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0.49%	0.00%	0.49%(7)(15)
PIMCO National Intermediate Municipal Bond Fund	0.45%	0.00%	0.45%
PIMCO New York Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO Preferred and Capital Securities Fund	0.79%	0.43%	1.22%(16)
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0.84%	0.05%	0.89%(7)(17)
PIMCO RAE Emerging Markets Fund	0.75%	0.02%	0.77%(18)
PIMCO RAE Fundamental Advantage PLUS Fund	0.89%	0.44%	1.33%
PIMCO RAE International Fund	0.50%	0.02%	0.52%(18)
PIMCO RAE PLUS EMG Fund	1.10%	0.35%	1.45%
PIMCO RAE PLUS Fund	0.79%	0.20%	0.99%
PIMCO RAE PLUS International Fund	0.82%	0.40%	1.22%
PIMCO RAE PLUS Small Fund	0.84%	0.26%	1.10%
PIMCO RAE US Fund	0.40%	0.01%	0.41%(18)
PIMCO RAE US Small Fund	0.50%	0.01%	0.51%(18)
PIMCO RAE Worldwide Long/Short PLUS Fund	1.19%	0.23%	1.42%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%	0.02%	0.51%(19)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%	0.01%	0.40%(19)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%	0.01%	0.30%(19)
PIMCO RAFI ESG U.S. ETF	0.29%	0.01%	0.30%(19)
PIMCO Real Return Fund	0.45%	0.05%	0.50%
PIMCO RealEstateRealReturn Strategy Fund	0.74%	5.35%	6.09%
PIMCO Senior Loan Active Exchange-Traded Fund	0.70%	0.02%	0.72%(7)(13)
PIMCO Short Asset Investment Fund	0.34%	0.02%	0.36%
PIMCO Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO Short-Term Fund	0.45%	0.03%	0.48%
PIMCO StocksPLUS® Absolute Return Fund	0.64%	0.31%	0.95%
PIMCO StocksPLUS® Fund	0.50%	0.20%	0.70%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.75%	0.42%	1.17%
PIMCO StocksPLUS® International Fund (Unhedged)	0.64%	0.32%	0.96%
PIMCO StocksPLUS® Long Duration Fund	0.59%	2.29%	2.88%
PIMCO StocksPLUS® Short Fund	0.64%	0.12%	0.76%
PIMCO StocksPLUS® Small Fund	0.69%	0.21%	0.90%
PIMCO Total Return ESG Fund	0.50%	0.32%	0.82%
PIMCO Total Return Fund	0.46%	0.05%	0.51%
PIMCO Total Return Fund II	0.50%	0.07%	0.57%
PIMCO Total Return Fund IV	0.50%	0.17%	0.67%
PIMCO Total Return Fund V	0.50%	0.16%	0.66%(20)
PIMCO TRENDS Managed Futures Strategy Fund	1.40%	1.17%	2.57%(21)
PIMCO Ultra Short Government Active Exchange-Traded Fund	0.14%	0.00%	0.14%
1
“Management Fees” reflects, for an Underlying PIMCO Fund that does not operate as an exchange-traded fund, an advisory fee and a supervisory and administrative fee and, for an Underlying PIMCO Fund that operates as an exchange-traded fund, a management fee, payable by an Underlying PIMCO Fund to PIMCO.
2
Other Expenses include expenses such as organizational expenses, interest expense, taxes, governmental fees, pro rata Trustees’ fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares or the Fund in the case of exchange-traded funds of the PIMCO ETF Trust or PIMCO Equity Series.
3
PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
4
PIMCO has contractually agreed, through July 31, 2025, to waive a portion of the Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a

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percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Funds at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above within thirty-six months of the time of the waiver, provided that certain conditions are met.
5
PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
6
PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
7
PIMCO has contractually agreed, through October 31, 2024, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that certain conditions are met.
8
PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.15% of the average daily net assets of the Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above during the previous thirty-six months from the time of the waiver, provided that certain conditions are met.
9
PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the PIMCO Cayman Commodity Fund CMDT, Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee at the annual rate of 0.69% of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
10
PIMCO has contractually agreed through July 31, 2025, to waive its advisory fee by 0.05% of the average daily net assets attributable to the Fund. This Fee Waiver Agreement may be terminated by PIMCO Funds upon 90 days' prior written notice to PIMCO.
11
PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.12% of the average daily net assets of the Fund. This Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO ETF Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth within thirty-six months of the time of the waiver, provided that certain conditions are met.
12
To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses.
13
PIMCO has contractually agreed, through October 31, 2025, to reduce its management fee by 0.10% of the average daily net assets of the Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above during the previous thirty-six months from the time of the waiver, provided that certain conditions are met.
14
PIMCO has contractually agreed, through October 31, 2025, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that certain conditions are met.
15
PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.10% of the average daily net assets of the Fund. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above within thirty-six months of the time of the waiver, provided that certain conditions are met.
16
PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
17
PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.15% of the average daily net assets of the Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above during the previous thirty-six months from the time of the waiver, provided that certain conditions are met.
18
PIMCO has contractually agreed, through October 31, 2024, to waive a portion of the Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Equity Series at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above within thirty-six months of the time of the waiver, provided that certain conditions are met.
19
PIMCO has contractually agreed, through October 31, 2024, to waive a portion of the Fund’s management fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Equity Series at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived or reimbursed as set forth above within thirty-six months of the time of the waiver, provided that certain conditions are met.
20
PIMCO has contractually agreed, through July 31, 2025, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets. Under the Expense Limitation Agreement which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that certain conditions are met.

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PIMCO Funds

21
PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.
Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO All Asset PIMCO All Asset All Authority	Rob Arnott	7/02* 10/03*	Chairman and Founder, Research Affiliates, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He first joined First Quadrant in April 1998.
PIMCO All Asset PIMCO All Asset All Authority	Chris Brightman	11/16 11/16
Chief Executive Officer, Research Affiliates, since July 2021. Chief Investment Officer, Research
Affiliates, since April 2014. Previously at Research Affiliates, Mr. Brightman served as a
Managing Director and Head of Investment Management. Prior to joining Research Affiliates in 2010, Mr. Brightman was chief executive officer of the University of Virginia Investment
Management Company.

PIMCO Global Core Asset Allocation	Erin Browne	1/19
Managing Director, PIMCO. Ms. Browne is a portfolio manager in the Newport Beach office, focusing on multi-asset strategies. In her role, she works with PIMCO’s asset allocation team and with portfolio managers across asset classes and sectors globally. Prior to joining PIMCO in 2018, Ms. Browne was a managing director and head of asset allocation at UBS Asset
Management, helping to drive the firm’s macro research, capital market assumptions, tactical asset allocation and strategic asset allocation views across asset classes. Previously, she was head of macro investments at UBS O’Connor, a multi-strategy hedge fund manager, and a global macro portfolio manager at Point72 Asset Management. Ms. Browne has also held roles at Citigroup, Moore Capital Management and Neuberger Berman, and she began her career at Lehman Brothers. She has investment experience since 2002 and holds a bachelor’s degree in economics from Georgetown University.

PIMCO All Asset PIMCO All Asset All Authority	Jim Masturzo	7/23 7/23
Partner and CIO of Multi-Asset Strategies of Research Affiliates, since July 2013. Mr. Masturzo is a member of Research Affiliates' Investment and Management Committees. Prior to joining
Research Affiliates, he worked at Bloomberg, specializing in portfolio analytics. He has investment experience since December 1999 and holds a bachelor's degree in electrical engineering from Cornell University and an MBA from Duke University Fuqua School of
Business. He is a CFA charterholder.

PIMCO Global Core Asset Allocation	Emmanuel Sharef	12/19
Executive Vice President, PIMCO. Dr. Sharef is an executive vice president and portfolio manager in the Newport Beach office, focused on asset allocation and multi-real-asset strategies and the residential real estate market. He is a member of the Americas Portfolio
Committee and has served as a rotating member of the Investment Committee. Prior to joining PIMCO in 2011, he worked in the mortgage credit strategists group at Morgan
Stanley. He has investment and financial services experience since 2008 and holds a Ph.D. in operations research from Cornell University, specializing in statistics and biometrics. He received an undergraduate degree from Princeton University.

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

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Prospectus

Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.
Legal Proceedings
Pacific Investment Management Company LLC (“PIMCO”), the investment adviser for the PIMCO All Asset All Authority Fund, has entered into a settlement agreement with the SEC that relates to the Fund. The settlement concerns certain previously disclosed and remediated fee waiver calculation issues for the period April 2011 to November 2017. The settlement resolves the SEC’s investigation of this matter.

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PIMCO Funds

Classes of Shares
Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.
The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust’s multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.
Sales Charges
Initial Sales Charges — Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.
PIMCO All Asset Fund—Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*
*
As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $1,000,000 or more of Class A shares will be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Sales at Net Asset Value” and “Contingent Deferred Sales Charges – Class A Shares” below.
PIMCO All Asset All Authority Fund and PIMCO Global Core Asset Allocation Fund—Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*
*
As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $1,000,000 or more of Class A shares will be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Sales at Net Asset Value” and “Contingent Deferred Sales Charges – Class A Shares” below.
Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the SAI.

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Combined Purchase Privilege and Right of Accumulation (Breakpoints).   A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A, Class C and Class C-2 shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).
The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.
*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).
Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent.   Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.
In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.
Reinstatement Privilege.   A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.
Method of Valuation of Accounts.   To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).
Sales at Net Asset Value.   In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services; trustees or other fiduciaries purchasing shares through certain group omnibus plans (such a 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost. Please see the SAI for additional details.
If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.
Required Shareholder Information and Records.   In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified

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PIMCO Funds

that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:
■
all of the investor’s accounts held directly with the Trust or through a financial firm;
■
any account of the investor at another financial firm; and
■
accounts of Qualifying Investors, at any financial firm.
The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 1.888.87.PIMCO.
Contingent Deferred Sales Charges
Class A Shares
Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase.
The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.
Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
How CDSCs will be Calculated
A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
The following rules apply under the method for calculating CDSCs:
■
Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
■
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
■
CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
■
In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.
For example, the following illustrates the operation of the Class C CDSC:
■
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class CDSC would be $20.
Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A and Class C  shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A and Class C  shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship and/or there will be minimal cost borne by the Distributor associated with the redemption; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; redemptions by a shareholder who is a participant making periodic purchases through certain employer sponsored retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other

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fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed.  Please see the SAI for additional details.
Shares Purchased or Held Through Financial Firms
The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
No Sales Charges — Class R Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.
The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.
Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Purchasing Shares – Class R” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.
Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.
Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.
These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.
No Sales Charges — Institutional Class, I-2 and I-3 Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial professional or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.
An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

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Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.
Institutional Class  shares are offered for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
I-2  shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.
I-3  shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-3 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Administrative Class  shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.
Distribution and Servicing (12b-1) Plans
Class A, Class C and Class R Shares.   The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.
Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%
Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Administrative Class Shares.   The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and may cost you more than paying other types of sales charges, such as sales charges that are deducted at the time of investment.
The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Administrative Class	Distribution and/ or Servicing Fee
All Funds	0.25%

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Servicing Arrangements
Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.
These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.
Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial professionals through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.
Revenue Sharing/Marketing Support.   The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial professionals and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates. The Distributor also makes payments to one or more financial firms based on the levels of advisory fees of the Funds.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”); or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things,

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exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series as of the effective date of a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.
Model Portfolios.   Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients invested in the Funds, the advisory fee, the total expense ratio (not including interest expenses), or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.
Ticket Charges.   In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.   In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology, to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which in some instances, is held virtually), meals and small gifts and pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.   In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. Some platform support arrangements also may entitle the Distributor or PIMCO to ancillary benefits such as reduced fees to attend a financial firm’s event or conference or elimination of one-time setup fees, such as CUSIP charges that financial firms otherwise may charge. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services

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including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO advised funds.
Payments.   Payments for items including event support, platform support, data and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder’s financial professional and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the SAI.
Purchases, Redemptions and Exchanges
The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
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Automated telephone and wire transfer procedures
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Automatic purchase, exchange and withdrawal programs
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A link from your PIMCO Fund account to your bank account
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Special arrangements for tax-qualified retirement plans
■
Investment programs which allow you to reduce or eliminate the initial sales charges
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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs
In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.
If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.
Purchasing Shares — Class A and Class C
You can purchase Class A or Class C shares of the Funds in the following ways:

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■
Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker- dealer or other financial firm will normally be held in your account with that firm.
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Through the Distributor.  You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.
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Investment Minimums — Class A and Class C  Shares.  The following investment minimums apply for purchases of Class A and Class C  shares.
Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund
Purchasing Shares — Class R
Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Class R Shares” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.
Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.
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Investment Minimums — Class R Shares.  There is no minimum initial or additional investment in Class R shares.
To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.
The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler’s check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.
Purchasing Shares — Institutional Class, I-2 and I-3
Eligible investors may purchase Institutional Class, I-2 and I-3 shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class, I-2 and I-3 Shares” above.
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Investment Minimums — Institutional Class, I-2 and I-3 Shares.  The following investment minimums apply for purchases of Institutional Class, I-2 and I-3 shares.
Initial Investment	Subsequent Investments
$1 million per account	None
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Initial Investment.  Investors who wish to invest in Institutional Class  and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See “No Sales Charges — Institutional Class, I-2 and I-3 Shares.” The completed Account Application may be submitted using the following methods:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:
PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

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Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 1.888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). Under normal circumstances, in order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.
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Additional Investments.  An investor may purchase additional Institutional Class  and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.
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Other Purchase Information.  Purchases of a Fund’s Institutional Class, I-2 and I-3 shares will be made in full and fractional shares.
Purchasing Shares — Additional Information
The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies, except as otherwise allowed by law or applicable Fund policy. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
In the interest of economy and convenience, certificates for shares will not be issued.
Redeeming Shares — Class A and Class C
You can redeem (sell) Class A or Class C shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.
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Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 1.888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
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Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
1.
a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
2.
for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;
3.
any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
4.
any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.

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If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.
The SAI describes a number of additional ways you can redeem your shares, including:
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Telephone requests to the Transfer Agent
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Online Account Access
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Expedited wire transfers
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Automatic Withdrawal Plan
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Automated Clearing House (ACH) Network
Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.
Redeeming Shares — Class R
Class R shares may be redeemed through the investor’s plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.
Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust’s Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust’s Transfer Agent and may charge for their services.
Redeeming Shares — Institutional Class  and Administrative Class
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Redemptions in Writing.  Investors may redeem (sell) Institutional Class  and Administrative Class shares by sending a facsimile, written request or e-mail as follows:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.
Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.
All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
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Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class  and Administrative Class shares by calling the Trust at 1.888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions

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communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.
Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.
Redemptions Online
An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.
Redeeming Shares — I-2 and I-3
An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.
Redeeming Shares — Additional Information
Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days.
In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.
For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust’s procedures, as more fully described below.
Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.
In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into the Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

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Redemptions In Kind
The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.
Minimum Account Size
Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.
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Class A and Class C.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
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Institutional Class and Administrative Class.  If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
Request for Multiple Copies of Shareholder Documents
To reduce expenses related to mailings of shareholder documents, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be sent to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Exchanging Shares
You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. You may also exchange Class C

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shares of a Fund for Class C-2 shares of any other Fund of the Trust, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.
Exchanges of Class A and Class C  shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.
An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the SAI.
Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.
If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121- 9294 or by calling the Funds at 1.888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.
Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.
The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C, and Class R shares.
The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 1.888.87.PIMCO.
Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations
Under normal circumstances, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, each Fund may (i) close trading early (in which the time as of which NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Trust is open for business.
Under normal circumstances, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly

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identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.
Abusive Trading Practices
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.
Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.
Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders (“Market Timing Policy”). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. Purchases and sales by the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Global Core Asset Allocation Fund in certain Underlying PIMCO Funds may be exempt from certain limitations under the Market Timing Policy in order to allow these Funds to manage their cash flows and reallocate portfolio investments in the Underlying PIMCO Funds according to their allocation targets.
The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund’s portfolio holdings and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.
Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.
Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

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Information Regarding State Escheatment Laws
Fund accounts can be considered abandoned property. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund (or the broker or custodian of record having beneficial owner information) may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. Typically, an investor’s last known address of record determines the state that has jurisdiction.
The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund.
Verification of Identity and Compliance with Economic Sanctions and Anti-Money Laundering Laws
To help the federal government combat the funding of terrorism and money laundering activities, federal law generally requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name, or the names of such control person(s) and/or beneficial owners of legal entity customers, appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless there is an applicable exception or exemption, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above, unless there is an applicable exception or exemption.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, and a Fund or its affiliates or agents may request information about the investor’s source of funds and source of wealth before permitting investment in the Fund.
After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified and all other requested information is provided to the Fund’s satisfaction. A Fund also may close or freeze your account and redeem your shares or take other appropriate action if it is unable to verify your identity or obtain the requested information within a reasonable time at any point in the lifecycle of the account.
The Funds and their affiliates are subject to various anti-money laundering laws in addition to those set forth above, as well as laws that restrict them from dealing with entities, individuals, organizations and/or investments that are subject to applicable sanctions regimes. Each investor acknowledges that (i) if the Funds or their affiliates or agents reasonably believe that such investor (or any of its underlying beneficial owners) is the subject or target of relevant economic or trade sanctions program or has used proceeds of crime to fund their investment, or (ii) if otherwise required by applicable law or regulation, the Funds or their affiliates or agents may, in their sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulations, including but not limited to freezing, segregating or redeeming such investor’s subscription in the Funds and/or making disclosures to appropriate regulators. In this event, the affected investor shall have no claim against the Fund or any of its affiliates or agents, for any form of damages that result from any of the aforementioned actions.
How Fund Shares are Priced
The price of a Fund’s shares is based on a Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.
On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last

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reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee's policies and procedures govern the Valuation Designee's selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”). Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices”.
Under certain circumstances, the per share NAV of a class of a Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.
Fund Distributions
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends and distribute them quarterly to shareholders of record.

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In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.
Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.
Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.
If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.
A Class A, Class C or Class R shareholder may choose from the following distribution options:
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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 1.888.87.PIMCO.
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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 1.888.87.PIMCO.
The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.
Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.
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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.
Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution although the distribution would be effectively a return of part of the shareholder's investment in the Fund. The PIMCO Global Core Asset Allocation Fund may pay distributions more frequently than annually in varying amounts including special distributions reflecting net profits if any from its wholly-owned subsidiary.
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Taxes on Redemption or Exchanges of Shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the

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gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
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Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Important Tax Reporting Considerations.  Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099- B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund in its Account Application or by written instruction that it is a C corporation, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund.  One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund is not qualifying income under Subchapter M of the Code. As such, a Fund’s ability to utilize direct investments in commodity linked swaps, commodities or other commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that creates commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income to the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund. Based on the underlying tax principles relating to such rulings, the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will continue to seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries and perhaps through commodity-linked notes. Each Subsidiary will be treated as a controlled foreign corporation. As a result, the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will be required to include in gross income for U.S. federal income tax purposes all of its respective Subsidiary's “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries' income and realized gains and mark-to-market gains will be “subpart F income.” The Underlying PIMCO Funds' and the PIMCO Global Core Asset Allocation Fund's recognition of its respective Subsidiary's “subpart F income” will increase such Fund's tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund's tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary's underlying income or gains. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary's parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.
Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax

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treatment of a Fund’s commodity-linked investments. If the IRS were to determine that income derived from certain commodity-linked notes or from investments in subsidiaries does not constitute qualifying income and if such positions were upheld or if future legislation were to adversely affect the tax treatment of Fund investments, then certain Funds, including the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund, might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If such Funds did not qualify as regulated investment companies for any taxable year, their taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Underlying PIMCO Funds’ and the PIMCO Global Core Asset Allocation Fund’s investments in their respective Subsidiaries may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Underlying PIMCO Funds’ or the PIMCO Global Core Asset Allocation Fund’s taxable income or any distributions made by such Funds or result in the inability of such Funds to operate as described in their respective Prospectuses.
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A Note on the Fund of Funds Structure.  Each Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.
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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Fund, Underlying PIMCO Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Underlying PIMCO Fund’s gross income. Due to original issue discount, each affected Underlying PIMCO Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Underlying PIMCO Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
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Backup Withholding.  Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes.  A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Funds.
Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under “Fund Summaries” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund’s investments are described more fully in each Acquired Fund’s prospectus. Accordingly, please see an Acquired Fund’s prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

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Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by a Fund.
Because the PIMCO Global Core Asset Allocation Fund may invest a portion of its assets in its Subsidiary, which may hold some of the investments described in this prospectus, the PIMCO Global Core Asset Allocation Fund may be indirectly exposed to the risks associated with those investments. With respect to its investments, the GCAA Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the PIMCO Global Core Asset Allocation Fund; however, the GCAA Subsidiary (unlike the PIMCO Global Core Asset Allocation Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The PIMCO Global Core Asset Allocation Fund and its GCAA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis.
The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the PIMCO All Asset and PIMCO All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the PIMCO All Asset and PIMCO All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see “Descriptions of the Underlying PIMCO Funds.” Similarly, as the PIMCO Global Core Asset Allocation Fund may invest in shares of the Acquired Funds, the risks of investing in the PIMCO Global Core Asset Allocation Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the PIMCO Global Core Asset Allocation Fund may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the PIMCO Global Core Asset Allocation Fund may be directly exposed to certain risks described below.
Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time, including for the same or similar investments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s)
used for a given strategy or Fund when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund’s portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when a Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund’s performance to the extent a Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact a Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause a Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of a Fund’s portfolio. Such transactions may also increase a Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause a Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, a Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by a Fund.
Investment Selection
In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. In selecting investments for a Fund, PIMCO may use

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proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO's discretion.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
In selecting investments for the equity model portfolios utilized by certain Underlying PIMCO Funds, the sub-adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes. Actual stock positions, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology’s systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.
In selecting securities for the PIMCO Global Core Asset Allocation Fund, PIMCO may utilize proprietary and third party quantitative models that seek to identify attractive investment opportunities across asset classes and individual securities. When applying the model to asset or security selection, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets.
These factors may include, but are not limited to value, carry and momentum as found in equities, interest rates, currency exchange rates, commodities, credit and call risks, inflation rates, market technical and government policies. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the attractiveness of factors identified by the proprietary model. There is no guarantee that PIMCO’s use of a proprietary quantitative model will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this Prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event- linked bonds;
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bank capital and trust preferred securities;
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loans, including participations in and assignments thereof;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Funds (other than the PIMCO All Asset and PIMCO All Asset All Authority Funds), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is

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reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities. The U.S. Government Securities in which a Fund may invest may pay fixed, floating, variable or adjustable interest rates.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
Municipal Bonds
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of a Fund to sell its municipal bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. Municipal Bonds may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years including, for example, the physical impairment of a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks could adversely impact the value of a Fund’s Municipal Bond investments. The types of Municipal Bonds in which a Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed to maturity Municipal Bonds and other debt instruments and pools of any of the foregoing. A Fund may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. A Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Fund may subject a Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

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Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund’s control, which could require a Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case a Fund will be subject to leverage risk. The use of tender option bonds typically will impact the Fund’s duration and cause the Fund to be subject to increased duration and interest rate risk.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A to-be-announced (“TBA”) transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as issuer, maturity, coupon, face value, price and the settlement date. The actual pools delivered generally are determined two days prior to the settlement date.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk.  Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.
Each Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.
Loan Participations and Assignments
Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks

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of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Reinvestment
Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because a Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below a Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing a Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because a Fund’s portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on a Fund’s NAV, yield and total return.
Focused Investment
To the extent that a Fund focuses its investments in a particular sector, a Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; contagion risk within a particular industry or sector; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject a Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Bank Capital Securities and Trust Preferred Securities
There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Fund may invest are among the largest debtors to commercial banks, foreign

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governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposures often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposures may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and

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factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions.  Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.
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Limited Voting Rights.  Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Foreign (Non-U.S.) Securities
Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. For each Fund with respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, if the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of the imposition of sanctions and other similar measures, nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruptions; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes, in or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by

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entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to the imposition of sanctions and other similar measures, price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging market securities may include:
greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to a Fund.
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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for a Fund, any of which may result in a loss to a Fund. A contract to sell a

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foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.
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Redenomination.  Uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has at times created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
Repurchase Agreements
A Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer, that agrees to repurchase the security at a Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, a Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by a Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.
A Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to one-third of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.
Derivatives
Each Fund may, but is not required to, use derivatives and other similar instruments (referred to collectively as “derivatives”) for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to a Fund’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that a Fund may use are described under “Investment Objectives and Policies” in the SAI.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether a Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment

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exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by a Fund.
CPI Swap. A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI”) over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in “bullet” format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Counterparty Risk (including Credit Risk). The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Counterparty risk also refers to the risks of having concentrated exposure to a counterparty.
Market and Fund Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, or impede the employment of a Fund’s derivatives strategies, or adversely affect a Fund’s performance.
Other risks in using derivatives include the risk of mispricing and/or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the Fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if a Fund had not used such instruments.
Operational and Legal Risk. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to the risk related to potential operational issues, including documentation issues,

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settlement issues, system failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Funds offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in a Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
In this regard, a Fund may seek to achieve its investment objective, in part, by investing in derivatives that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of a Fund are not generally designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or the derivatives or other strategies used by a Fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests.
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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund.  In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under “Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund,” the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiaries (as discussed below). The Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.
These notes expose the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, each of the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may receive more or less principal than it originally invested. Each Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.
The Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.
Options transactions may be effected on exchanges or in the OTC market. When OTC options are purchased, each Underlying PIMCO Fund’s and the PIMCO Global Core Asset Allocation Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Underlying PIMCO

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Funds and the PIMCO Global Core Asset Allocation Fund may have difficulty closing out their respective positions. OTC options also may include options on baskets of specific securities.
Many swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in a Wholly-Owned Subsidiary,” the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may gain exposure to commodity markets by investing in their respective Subsidiaries. It is expected that each such Fund’s Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.
The IRS issued a revenue ruling that limits the extent to which a Fund may invest directly in commodity linked swaps or certain other commodity-linked derivatives. The Subsidiaries, on the other hand, may invest in these commodity-linked derivatives generally without limitation. See “Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund” above for further information.
Investments in a Wholly Owned Subsidiary
Investments in their respective Subsidiaries are expected to provide the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund.”
It is expected that each Subsidiary will invest primarily in investment vehicles that invest in physical commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of Fixed Income Instruments. The Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will likely gain exposure to these derivative instruments indirectly by investing in their respective Subsidiaries. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Fund’s investment in its respective Subsidiary will likely increase. Each Subsidiary will also invest in Fixed Income Instruments, which are intended to serve as margin or collateral for each Subsidiary’s derivatives position, common and preferred securities as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund invest in their respective Subsidiaries, each Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.
While a Subsidiary may be considered similar to an investment company, no Subsidiary is registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying PIMCO Funds, the PIMCO Global Core Asset Allocation Fund and/or their respective Subsidiaries to operate as described in this prospectus and the SAI and could adversely affect the Underlying PIMCO Funds and/or the PIMCO Global Core Asset Allocation Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Underlying PIMCO Funds, the PIMCO Global Core Asset Allocation Fund and/or their Subsidiaries and result in a Fund underperforming its benchmark index.
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The timing and character of income and gains derived by a

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Fund from investments in ETNs may be affected by future legislation. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include a possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, loss to casualty or condemnation, and changes in local and general economic conditions. Additionally, an investment in REITs, and investing in the real estate market generally, is subject to risks involved with supply and demand, including reduced demand for properties or real estate-related services, reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Real estate securities may have limited diversification and, therefore, tend to be subject to risks inherent in operating and financing a limited number of projects. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Delayed Funding Loans and Revolving Credit Facilities
Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, a Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Investment in Other Investment Companies
The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the PIMCO All Asset and PIMCO All Asset All Authority Fund’s investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The PIMCO Global Core Asset Allocation Fund may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or any exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Other unaffiliated investment companies are not required to make their shares available for purchase by a Fund, and there is no guarantee that such investment will be, or will continue to be, available.
Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other

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investment companies offer attractive values. The limitation described in the foregoing sentence shall not apply to the PIMCO Global Core Asset Allocation Fund’s investment in its Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent a Fund invests in other investment companies that are advised by PIMCO, PIMCO expects to select such investments without considering or canvassing the universe of available unaffiliated investment companies.
Each Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
SEC regulations concerning investments by registered investment companies in the securities of other registered investment companies may, among other things, limit Underlying PIMCO Funds’ investment flexibility and could affect the Funds’ ability to utilize the Central Funds. This could adversely impact the Funds’ investment strategies and operations. The “Investment Objectives and Policies – Regulatory Risk” section in the SAI discusses these changes in further detail.
Small-Cap and Mid-Cap Companies
Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, a Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Illiquid Investments
Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than “illiquid” pursuant to a Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of

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the Fund. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent such cash collateral is invested in an affiliated money market or short-term mutual fund, such fees generally will not be waived, and PIMCO expects to select such an investment without considering or canvassing the universe of available unaffiliated investment companies. A Fund bears the risk of such investments.
Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund’s portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO Global Core Asset Allocation Fund will directly bear these expenses to the extent that they invest in other securities and instruments. Please see a Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds  that were operational during the last fiscal year.
Temporary Defensive Positions
For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When a Fund engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund’s total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund’s custody account. Cash assets are generally not income-generating and would impact a Fund’s performance.
Changes in Investment Objectives and Policies
The investment objective of each of the PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of the PIMCO All Asset Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Fund could receive a higher rating or a lower rating during the period in which they are held by a Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.
Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to

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additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.
Geopolitical Conflicts
The occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. For example, following Russia’s large-scale invasion of Ukraine in February 2022, Russia, and other countries, persons and entities that were viewed as having provided material aid to Russia’s aggression against Ukraine, became the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors, and on a Fund’s investments.
Cyber Security
As the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the digital information systems that support a Fund (e.g., through “hacking,” ransomware or malicious software coding) or outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), but may also result from intentionally or unintentionally harmful acts of PIMCO personnel. In addition, cyber security breaches involving third party service providers that provide services to PIMCO or a Fund (including but not limited to vendors, advisers, sub-advisers, administrators, transfer agents, regulatory authorities, custodians, registry operators, distributors and other third parties), trading counterparties and issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. PIMCO's use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by a Fund, PIMCO and its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, PIMCO or its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Funds and the investment adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the investment adviser will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which a Fund invests.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair a Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

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Descriptions of the Underlying PIMCO Funds
The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in some or all of the Underlying PIMCO Funds, which, for these two Funds, is defined to include the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. Shares of the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund (the “PAPS All Asset Funds”) may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, as well as by the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust, an affiliated investment company. The PAPS All Asset Funds do not constitute Underlying PIMCO Funds for any other series of the Trust. The PIMCO All Authority: Multi-RAE PLUS Fund (the “PAPS All Authority Fund”) may be purchased only by the PIMCO All Asset All Authority Fund. The PAPS All Authority Fund does not constitute an Underlying PIMCO Fund for any other series of the Trust. References in the Fund Summary for each of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund to Equity-Related Underlying PIMCO Funds include the Domestic Equity-Related and International Equity-Related Underlying PIMCO Funds, as categorized in the table below. The PIMCO Global Core Asset Allocation Fund may invest its assets in some or all of the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The PIMCO Global Core Asset Allocation Fund is further permitted to invest in Acquired Funds, which, for this Fund, is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act. Because the Underlying PIMCO Funds are not offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Core Asset Allocation Funds may invest in additional Underlying PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund’s Institutional Class or Class M prospectus (or Fund prospectus in the case of any exchange-traded fund of PIMCO ETF Trust or PIMCO Equity Series, or Fund offering memorandum in the case of the PAPS All Asset Funds and PAPS All Authority Fund), which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1.888.87.PIMCO.
Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Low Duration	PIMCO Low Duration Income	Short maturity fixed income instruments	0 to 3 years	Max 30% of total assets below Baa(3)	No Limitation(4)
	PIMCO Short Asset Investment	Money market instruments and short maturity fixed income instruments	≤ 1.5 years	Baa to Aaa	0%
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets(5)
	PIMCO Low Duration	Short maturity fixed income instruments	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1 to 3 years	A to Aaa	0%
	PIMCO Low Duration ESG	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Low Duration Credit	Diversified portfolio of fixed income instruments	0 to 3 years	Max 10% of total assets below Caa	0-25% of total assets(5)

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/-2 years of a specified index	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO GNMA and Government Securities	Short and intermediate maturity mortgage- related fixed income securities issued by the Government National Mortgage Association and U.S. government securities	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	High yielding fixed income securities	+/-1 year of a specified index	Min 80% of high yield investments(7); max 20% of total assets Caa or below	0-20% of total assets(5)
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of a specified index	Min 80% of high yield investments(8)	No Limitation(5)
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage- related fixed income instruments	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa(9)	0%
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of a specified index	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of a specified index	Baa to Aaa	0%
	PIMCO Total Return ESG	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of a specified index	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return IV	Intermediate maturity fixed income instruments	+/-1.5 years of a specified index	Baa to Aaa	0-15% of total assets(10)
	PIMCO Investment Grade Credit Bond	Investment grade fixed income securities	+/-2 years of a specified index	Max 15% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return V	Intermediate maturity fixed income instruments with certain disclosed investment restrictions and ESG-related strategies	+/- 2 years of a specified index	Max 20% of total assets below Baa[3]	0-30% of total assets(5)
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of a specified index	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of a specified index	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa; max 25% Aa; max 10% A	0%
	PIMCO Mortgage Opportunities and Bond	Mortgage-related assets and fixed income instruments	(-1) to 8 years	Max 50% of total assets below Baa(11)	0%
	PIMCO Long-Term Credit Bond	Long-term maturity fixed income instruments	+/-2 years of a specified index	B to Aaa; max 20% of total assets below Baa	0-30% of total assets(5)
Income	PIMCO ESG Income	Broad range of fixed income instruments with prohibitions on firms engaged in socially sensitive practices	0 to 8 years	Max 50% of total assets below Baa(3)	No Limitation(5)
	PIMCO Income	Broad range of fixed income instruments	0 to 8 years	Max 50% of total assets below Baa(3)	No Limitation(5)
	PIMCO Preferred and Capital Securities	Capital securities and preferred securities	+/-2 years of a specified index	No Limitation	No Limitation(6)

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Inflation-Related	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of a specified index	B to Aaa; max 10% of total assets below Baa(12)	0-30% of total assets(5)
	PIMCO Long-Term Real Return	Inflation-indexed fixed income securities	+/-4 years of a specified index	B to Aaa; max 20% of total assets below Baa(12)	0-30% of total assets(5)
	PIMCO CommoditiesPLUS® Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility portfolio of fixed income instruments	≤ 1 year	Max 10% of total assets below Baa	0-20%(6)
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO All Asset: Multi-Real	Derivatives linked to real assets complemented by a portfolio of inflation-linked securities and other Fixed Income Instruments	≤ 10 years	B to Aaa; max 20% below Baa(13)	0-30% of total assets with respect to the Fund’s investments in Fixed Income Instruments(14)
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	(-2) to 4 years of a specified index	Max 20% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	(-2) to 4 years of a specified index	Max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of a specified index	Max 20% of total assets below Baa	0%
	PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	(-2) to 4 years of a specified index	Max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	(-2) to 4 years of a specified index	Max 20% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	(-2) to 4 years of a specified index	No Limitation	0%
International Bond	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	+/- 2 years of a specified index	Max 15% of total assets below B	≥ 80% of assets(15)
	PIMCO Emerging Markets Currency and Short-Term Investments	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and short-term investments	≤ 2 years	Max 15% of total assets below B	No Limitation(16)
	PIMCO International Bond (U.S.Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-3 years of a specified index	Max 10% of total assets below Baa	No Limitation(5)
	PIMCO International Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-3 years of a specified index	Max 10% of total assets below Baa	No Limitation
	PIMCO Global Advantage® Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation(5)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3 to 8 years	Max 10% below B	No Limitation
	PIMCO Emerging Markets Local Currency and Bond	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and fixed income instruments	+/-2 years of a specified index	Max 15% of total assets below B	No Limitation(17)
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/- 2 years of a specified index	Max 15% of total assets below B	No Limitation
	PIMCO Climate Bond	Diversified portfolio of fixed income instruments	2 to 8 years	Max 25% of total assets below Baa	No Limitation(5)

August 1, 2024 | Prospectus  87

PIMCO Funds

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Absolute Return	PIMCO Dynamic Bond	Diversified portfolio of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation(18)
	PIMCO Low Duration Opportunities	Diversified portfolio of fixed income instruments	0 to 3 years	Max 20% of total assets below Baa	No Limitation(19)
	PIMCO Credit Opportunities Bond	Diversified portfolio of fixed income instruments	0 to 6 years	Max 50% of total assets below B-	No Limitation(5)
PIMCO TRENDS Managed Futures Strategy
Financial and commodity-linked derivative
instruments selected by a quantitative strategy
and generally backed by a short to intermediate
duration portfolio which may consist of cash
equivalent securities and fixed income
instruments
			N/A	No Limitation	No Limitation
	PIMCO RAE Fundamental Advantage PLUS	Long exposure to RAE US Large Model Portfolio, short exposure to the S&P 500 Index, complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(18)
Domestic Equity-Related	PIMCO RAE PLUS	Exposure to RAE US Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(18)
	PIMCO StocksPLUS® Small	Russell 2000® Index derivatives backed by a diversified portfolio of actively managed fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(12)	No Limitation (20)
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a diversified portfolio of long-term fixed income instruments	+/-2 years of a specified index(21)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO StocksPLUS® Absolute Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(12)	No Limitation (18)
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(12)	0-30% of total assets(5)
	PIMCO RAE PLUS Small	Exposure to RAE US Small Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(18)
	PIMCO RAE US	Exposure to RAE US Portfolio	N/A	N/A	0%
	PIMCO RAE US Small	Exposure to RAE US Small Portfolio	N/A	N/A	0%
	PIMCO RAFI ESG U.S. ETF	Component Securities of the RAFI ESG US Index	N/A	N/A	0%
	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Component Securities of the RAFI Dynamic Multi-Factor US Index	N/A	N/A	0%
Equity-Related	PIMCO All Asset: Multi-RAE PLUS	Long exposure to a portfolio of stocks complemented by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(13)	No Limitation(20)
PIMCO RAE Worldwide Long/Short PLUS
Long exposure to RAE Low Volatility U.S. Model
Portfolio, RAE Low Volatility Intl Model Portfolio
and RAE Low Volatility EMG Model Portfolio,
short exposure to certain traditional
capitalization-weighted equity indexes,
complemented by a portfolio of fixed income
instruments
			(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(22)
	PIMCO All Authority: Multi-RAE PLUS	Long and short exposure to a portfolio of stocks complemented by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(14)	No Limitation(20)

88  Prospectus | PIMCO Funds

Prospectus

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
International Equity-Related	PIMCO RAE PLUS EMG	Exposure to RAE Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(22)
	PIMCO StocksPLUS® International (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(12)	No Limitation(20)
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(12)	No Limitation(20)
	PIMCO RAE PLUS International	Exposure to RAE International Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(22)
	PIMCO RAE Emerging Markets	Exposure to RAE Emerging Markets Portfolio	N/A	N/A	No Limitation
	PIMCO RAE International	Exposure to RAE International Portfolio	N/A	N/A	No Limitation
	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Component securities of the RAFI Dynamic Multi-Factor Emerging Markets Index	N/A	N/A	No Limitation
	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Component securities of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index	N/A	N/A	No Limitation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar- weighted average maturity	Min 97% of total assets Prime 1; ≤ 3% of total assets Prime 2	0%
Short Strategies	PIMCO StocksPLUS® Short	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(12)	No Limitation (18)
Actively-Managed Exchange-Traded Funds	PIMCO Active Bond Exchange-Traded	Fixed income instruments of varying maturities	2 to 8 years	Max 30% of total assets below Baa	0-15% of total assets (6)
	PIMCO Commodity Strategy Active Exchange-Traded	Commodity-linked derivative instruments backed by an actively managed and diversified portfolio of fixed income instruments	≤ 1 year	Baa3 to Aaa(3)	No Limitation(23)
	PIMCO Enhanced Low Duration Active Exchange-Traded	Fixed income instruments of varying maturities	1 to 3 years	Max 15% of total assets below Baa	No Limitation (10)
	PIMCO Enhanced Short Maturity Active Exchange-Traded	Short to intermediate maturity fixed income instruments	≤1 year	Baa to Aaa	0%
	PIMCO Intermediate Municipal Bond Active Exchange-Traded	Intermediate maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of a specified index	Baa to Aaa	0%
	PIMCO Short Term Municipal Bond Active Exchange-Traded	Short maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded	Short to intermediate maturity fixed income instruments	≤ 1 year	Baa to Aaa	0-10% of total assets
	PIMCO Preferred and Capital Securities Active Exchange-Traded	Capital securities and preferred securities	+/- 1 year of a specified index	Max 50% of total assets below Baa	No Limitation
	PIMCO Multisector Bond Active Exchange-Traded	Fixed income instruments of varying maturities	2 to 8 years	No Limitation	No Limitation
	PIMCO Municipal Income Opportunities Active Exchange-Traded	Municipal securities (exempt from federal income tax)	+/- 2 years of its benchmark	Max 30% below Baa	0%
	PIMCO Senior Loan Active Exchange-Traded	Senior secured floating rate bank loans, bank loans and floating rate loans	+/- 1 year of its benchmark	No Limitation	0-20% of total assets
	PIMCO Ultra Short Government Active Exchange-Traded	U.S. government securities	≤ 120 days	N/A	0%
1
As rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
2
Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.
3
Such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities.
4
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 15% of its total assets.
5
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
6
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.
7
High yield investments include securities (i) rated below investment grade by each of Moody’s, S&P or Fitch that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA U.S. High Yield, BB-B Rated, Constrained Index.
8
High yield investments include securities (i) rated below investment grade by each of Moody’s, S&P or Fitch that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA Developed Markets High Yield Constrained (USD Hedged) Index.
9
The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments rated below Baa.

August 1, 2024 | Prospectus  89

PIMCO Funds

10
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
11
Such limitation shall not apply to the Fund’s investments in mortgage-related securities.
12
Within such limitation, the Fund may invest in mortgage-related securities rated below B.
13
Within such limitation, the Fund may invest in mortgage- and asset-backed securities rated below B.
14
With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
15
The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.
16
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments.
17
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
18
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.
19
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.
20
With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.
21
The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.
22
With respect to the Fund's AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.
23
With respect to the Fund’s fixed income investments, the Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 10% of its total assets. With respect to the Fund’s investment in commodities, equity securities or currencies, the Fund may invest without limitation in non-U.S. issuers and non-U.S. denominated securities or currencies.

90  Prospectus | PIMCO Funds

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PIMCO Funds

Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Administrative Class shares of the PIMCO All Asset All Authority Fund had not commenced operations during the periods shown, financial performance information is not provided for the share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in Form N-CSR filed with the SEC. The financial statements are available free of charge by calling the Trust at the phone number on the back of this prospectus. The financial statements are also available for download free of charge on the Trust’s Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO All Asset Fund
Institutional Class
03/31/2024	$10.78	$0.40	$0.36	$0.76	$(0.42)	$0.00	$0.00	$(0.42)
03/31/2023	12.34	0.69	(1.53)	(0.84)	(0.72)	0.00	0.00	(0.72)
03/31/2022	12.77	1.27	(0.43)	0.84	(1.27)	0.00	0.00	(1.27)
03/31/2021	9.94	0.84	2.80	3.64	(0.81)	0.00	0.00	(0.81)
03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)
I-2
03/21/2024	$10.81	$0.39	$0.36	$0.75	$(0.41)	$0.00	$0.00	$(0.41)
03/31/2023	12.37	0.68	(1.53)	(0.85)	(0.71)	0.00	0.00	(0.71)
03/31/2022	12.80	1.26	(0.43)	0.83	(1.26)	0.00	0.00	(1.26)
03/31/2021	9.97	0.84	2.79	3.63	(0.80)	0.00	0.00	(0.80)
03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)
I-3
03/31/2024	$10.82	$0.42	$0.34	$0.76	$(0.41)	$0.00	$0.00	$(0.41)
03/31/2023	12.38	0.67	(1.52)	(0.85)	(0.71)	0.00	0.00	(0.71)
03/31/2022	12.80	1.55	(0.72)	0.83	(1.25)	0.00	0.00	(1.25)
03/31/2021	9.97	1.07	2.55	3.62	(0.79)	0.00	0.00	(0.79)
03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)
Administrative Class
03/31/2024	$10.80	$0.38	$0.37	$0.75	$(0.40)	$0.00	$0.00	$(0.40)
03/31/2023	12.37	0.66	(1.53)	(0.87)	(0.70)	0.00	0.00	(0.70)
03/31/2022	12.80	1.22	(0.41)	0.81	(1.24)	0.00	0.00	(1.24)
03/31/2021	9.97	0.81	2.80	3.61	(0.78)	0.00	0.00	(0.78)
03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)
Class A
03/31/2024	$10.78	$0.35	$0.37	$0.72	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2023	12.34	0.63	(1.52)	(0.89)	(0.67)	0.00	0.00	(0.67)
03/31/2022	12.78	1.22	(0.44)	0.78	(1.22)	0.00	0.00	(1.22)
03/31/2021	9.96	0.80	2.78	3.58	(0.76)	0.00	0.00	(0.76)
03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)
Class C
03/31/2024	$10.73	$0.27	$0.37	$0.64	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2023	12.29	0.55	(1.52)	(0.97)	(0.59)	0.00	0.00	(0.59)
03/31/2022	12.74	1.11	(0.43)	0.68	(1.13)	0.00	0.00	(1.13)
03/31/2021	9.91	0.52	2.95	3.47	(0.64)	0.00	0.00	(0.64)
03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)
Class R
03/31/2024	$10.68	$0.33	$0.35	$0.68	$(0.35)	$0.00	$0.00	$(0.35)
03/31/2023	12.24	0.60	(1.51)	(0.91)	(0.65)	0.00	0.00	(0.65)
03/31/2022	12.68	1.17	(0.42)	0.75	(1.19)	0.00	0.00	(1.19)
03/31/2021	9.89	0.76	2.76	3.52	(0.73)	0.00	0.00	(0.73)
03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

92  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.12	7.22%	$11,918,075	0.145%	0.225%	0.145%	0.225%	3.77%	56%
10.78	(6.68)	12,563,116	0.115	0.225	0.115	0.225	6.15	73
12.34	6.49	14,678,246	0.115	0.225	0.115	0.225	9.82	92
12.77	37.13	14,734,941	0.135	0.225	0.135	0.225	7.22	143
9.94	(10.61)	13,039,098	0.075	0.225	0.075	0.225	2.79	44

$11.15	7.10%	$456,245	0.245%	0.325%	0.245%	0.325%	3.62%	56%
10.81	(6.76)	540,659	0.215	0.325	0.215	0.325	6.05	73
12.37	6.38	675,717	0.215	0.325	0.215	0.325	9.69	92
12.80	36.89	547,542	0.235	0.325	0.235	0.325	7.16	143
9.97	(10.59)	465,828	0.175	0.325	0.175	0.325	2.69	44

$11.17	7.16%	$35,632	0.295%	0.425%	0.295%	0.425%	3.88%	56%
10.82	(6.80)	9,906	0.265	0.425	0.265	0.425	5.96	73
12.38	6.39	11,414	0.265	0.425	0.265	0.425	11.86	92
12.80	36.86	9,628	0.285	0.425	0.285	0.425	8.82	143
9.97	(10.75)	1,457	0.225	0.425	0.225	0.425	1.93	44

$11.15	7.05%	$56,098	0.395%	0.475%	0.395%	0.475%	3.49%	56%
10.80	(6.97)	63,198	0.365	0.475	0.365	0.475	5.89	73
12.37	6.22	76,092	0.365	0.475	0.365	0.475	9.40	92
12.80	36.71	101,104	0.385	0.475	0.385	0.475	6.91	143
9.97	(10.72)	89,662	0.325	0.475	0.325	0.475	2.52	44

$11.12	6.76%	$591,785	0.595%	0.675%	0.595%	0.675%	3.29%	56%
10.78	(7.09)	700,680	0.565	0.675	0.565	0.675	5.66	73
12.34	5.96	902,250	0.565	0.675	0.565	0.675	9.40	92
12.78	36.41	890,767	0.585	0.675	0.585	0.675	6.88	143
9.96	(10.90)	720,356	0.525	0.675	0.525	0.675	2.33	44

$11.07	6.01%	$32,159	1.345%	1.425%	1.345%	1.425%	2.49%	56%
10.73	(7.80)	41,778	1.315	1.425	1.315	1.425	4.96	73
12.29	5.16	59,622	1.315	1.425	1.315	1.425	8.64	92
12.74	35.41	67,808	1.335	1.425	1.335	1.425	4.56	143
9.91	(11.63)	181,495	1.275	1.425	1.275	1.425	1.55	44

$11.01	6.49%	$36,583	0.845%	0.925%	0.845%	0.925%	3.08%	56%
10.68	(7.36)	38,180	0.815	0.925	0.815	0.925	5.43	73
12.24	5.77	44,901	0.815	0.925	0.815	0.925	9.13	92
12.68	36.05	46,373	0.835	0.925	0.835	0.925	6.54	143
9.89	(11.18)	41,037	0.775	0.925	0.775	0.925	2.08	44

August 1, 2024 | Prospectus  93

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2024	$6.50	$0.16	$0.01	$0.17	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2023	7.90	0.51	(1.34)	(0.83)	(0.57)	0.00	0.00	(0.57)
03/31/2022	8.49	1.12	(0.58)	0.54	(1.13)	0.00	0.00	(1.13)
03/31/2021	6.66	0.71	1.75	2.46	(0.63)	0.00	0.00	(0.63)
03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)
I-2
03/31/2024	$6.51	$0.15	$0.00	$0.15	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2023	7.90	0.50	(1.33)	(0.83)	(0.56)	0.00	0.00	(0.56)
03/31/2022	8.50	1.13	(0.61)	0.52	(1.12)	0.00	0.00	(1.12)
03/31/2021	6.66	0.69	1.77	2.46	(0.62)	0.00	0.00	(0.62)
03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)
I-3
03/31/2024	$6.51	$0.14	$0.01	$0.15	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2023	7.90	0.54	(1.37)	(0.83)	(0.56)	0.00	0.00	(0.56)
03/31/2022	8.50	1.17	(0.66)	0.51	(1.11)	0.00	0.00	(1.11)
03/31/2021	6.66	0.62	1.84	2.46	(0.62)	0.00	0.00	(0.62)
03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)
Class A
03/31/2024	$6.50	$0.13	$0.00	$0.13	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2023	7.90	0.48	(1.34)	(0.86)	(0.54)	0.00	0.00	(0.54)
03/31/2022	8.49	1.08	(0.58)	0.50	(1.09)	0.00	0.00	(1.09)
03/31/2021	6.66	0.73	1.70	2.43	(0.60)	0.00	0.00	(0.60)
03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)
Class C
03/31/2024	$6.52	$0.08	$0.00	$0.08	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2023	7.92	0.42	(1.33)	(0.91)	(0.49)	0.00	0.00	(0.49)
03/31/2022	8.51	1.00	(0.57)	0.43	(1.02)	0.00	0.00	(1.02)
03/31/2021	6.66	0.48	1.89	2.37	(0.52)	0.00	0.00	(0.52)
03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)
PIMCO Global Core Asset Allocation Fund (Consolidated)
Institutional Class
03/31/2024	$12.49	$0.45	$1.36	$1.81	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2023	13.84	0.30	(1.47)	(1.17)	(0.18)	0.00	0.00	(0.18)
03/31/2022	13.58	0.19	0.09	0.28	(0.01)	0.00	(0.01)	(0.02)
03/31/2021	10.80	0.14	3.85	3.99	(1.21)	0.00	0.00	(1.21)
03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)
I-2
03/31/2024	$12.46	$0.43	$1.35	$1.78	$(0.32)	$0.00	$0.00	$(0.32)
03/31/2023	13.80	0.29	(1.46)	(1.17)	(0.17)	0.00	0.00	(0.17)
03/31/2022	13.55	0.17	0.10	0.27	(0.01)	0.00	(0.01)	(0.02)
03/31/2021	10.78	0.12	3.85	3.97	(1.20)	0.00	0.00	(1.20)
03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)
Class A
03/31/2024	$12.30	$0.39	$1.32	$1.71	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2023	13.63	0.24	(1.44)	(1.20)	(0.13)	0.00	0.00	(0.13)
03/31/2022	13.42	0.12	0.10	0.22	0.00	0.00	(0.01)	(0.01)
03/31/2021	10.70	0.06	3.82	3.88	(1.16)	0.00	0.00	(1.16)
03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

94  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.47	2.60%	$1,072,118	2.92%(g)	2.92%(g)	0.28%	0.28%	2.45%	67%
6.50	(10.42)	1,503,547	1.74 (g)	1.78 (g)	0.21	0.25	7.44	103
7.90	6.09	2,363,703	0.54 (g)	0.58 (g)	0.21	0.25	13.08	108
8.49	37.48	2,289,116	0.73 (g)	0.76 (g)	0.23	0.26	9.12	159
6.66	(16.32)	2,349,263	1.44 (g)	1.53 (g)	0.16	0.25	1.99	45

$6.47	2.34%	$130,447	3.02%(g)	3.02%(g)	0.38%	0.38%	2.43%	67%
6.51	(10.39)	170,079	1.84 (g)	1.88 (g)	0.31	0.35	7.18	103
7.90	5.86	278,555	0.64 (g)	0.68 (g)	0.31	0.35	13.22	108
8.50	37.51	289,056	0.83 (g)	0.86 (g)	0.33	0.36	8.83	159
6.66	(16.51)	331,178	1.54 (g)	1.63 (g)	0.26	0.35	1.88	45

$6.47	2.29%	$1,511	3.07%(g)	3.12%(g)	0.43%	0.48%	2.25%	67%
6.51	(10.46)	2,307	1.49 (f)(g)	1.58 (f)(g)	0.36 (f)	0.45 (f)	7.54	103
7.90	5.81	13,919	0.69 (g)	0.78 (g)	0.36	0.45	13.72	108
8.50	37.46	11,581	0.88 (g)	0.96 (g)	0.38	0.46	7.70	159
6.66	(16.52)	1,561	1.59 (g)	1.73 (g)	0.31	0.45	1.07	45

$6.46	2.00%	$249,885	3.37%(g)	3.37%(g)	0.73%	0.73%	2.07%	67%
6.50	(10.81)	308,294	2.19 (g)	2.23 (g)	0.66	0.70	6.95	103
7.90	5.65	422,624	0.99 (g)	1.03 (g)	0.66	0.70	12.65	108
8.49	36.95	465,005	1.18 (g)	1.21 (g)	0.68	0.71	9.24	159
6.66	(16.79)	343,870	1.89 (g)	1.98 (g)	0.61	0.70	1.55	45

$6.48	1.23%	$12,899	4.12%(g)	4.12%(g)	1.48%	1.48%	1.20%	67%
6.52	(11.49)	19,998	2.89 (f) (g)	2.93 (f) (g)	1.41 (f)	1.45 (f)	5.98	103
7.92	4.84	38,642	1.74 (g)	1.78 (g)	1.41	1.45	11.68	108
8.51	35.91	64,967	1.93 (g)	1.96 (g)	1.43	1.46	6.18	159
6.66	(17.41)	184,046	2.64 (g)	2.73 (g)	1.36	1.45	0.74	45

$13.97	14.66%	$95,684	1.10%	1.17%	0.94%	1.01%	3.55%	594%
12.49	(8.42)	129,288	1.01	1.09	0.92	1.00	2.40	359
13.84	2.06	163,073	0.86	1.00	0.85	0.99	1.31	119
13.58	38.21	167,863	0.85	1.00	0.84	0.99	1.09	182
10.80	(9.46)	121,437	1.13	1.36	0.80	1.03	2.70	511

$13.92	14.43%	$28,330	1.20%	1.27%	1.04%	1.11%	3.41%	594%
12.46	(8.46)	27,407	1.11	1.19	1.02	1.10	2.29	359
13.80	1.97	36,705	0.96	1.10	0.95	1.09	1.21	119
13.55	38.06	42,347	0.95	1.10	0.94	1.09	0.91	182
10.78	(9.56)	34,956	1.23	1.46	0.90	1.13	2.53	511

$13.74	14.08%	$96,675	1.55%	1.62%	1.39%	1.46%	3.06%	594%
12.30	(8.80)	99,502	1.46	1.54	1.37	1.45	1.95	359
13.63	1.64	125,611	1.31	1.45	1.30	1.44	0.86	119
13.42	37.47	130,491	1.30	1.45	1.29	1.44	0.51	182
10.70	(9.83)	85,249	1.58	1.81	1.25	1.48	2.13	511

August 1, 2024 | Prospectus  95

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Class C
03/31/2024	$11.86	$0.28	$1.28	$1.56	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2023	13.17	0.14	(1.38)	(1.24)	(0.07)	0.00	0.00	(0.07)
03/31/2022	13.06	0.01	0.10	0.11	0.00	0.00	0.00	0.00
03/31/2021	10.41	0.01	3.67	3.68	(1.03)	0.00	0.00	(1.03)
03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)
^
A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)
Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.
(d)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.
(e)
Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8 (PIMCO All Asset Fund and PIMCO All Asset All Authority Fund) or Note 9 (PIMCO Global Core Asset Allocation Fund), Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.
(f)
Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 8, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.
(g)
Ratio of expenses to average net assets includes line of credit expenses.

96  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.23	13.25%	$3,241	2.30%	2.37%	2.14%	2.21%	2.33%	594%
11.86	(9.45)	4,713	2.21	2.29	2.12	2.20	1.16	359
13.17	0.84	7,900	2.06	2.20	2.05	2.19	0.11	119
13.06	36.47	10,493	2.05	2.20	2.04	2.19	0.11	182
10.41	(10.54)	31,859	2.33	2.56	2.00	2.23	1.54	511

August 1, 2024 | Prospectus  97

PIMCO Funds

Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Funds

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

August 1, 2024 | Prospectus  A-2

PIMCO Funds

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-3  Prospectus | PIMCO Funds

Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
■
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
■
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
■
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
■
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
■
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

August 1, 2024 | Prospectus  A-4

PIMCO Funds

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

A-5  Prospectus | PIMCO Funds

Prospectus

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange;
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate

August 1, 2024 | Prospectus  A-6

PIMCO Funds

an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | PIMCO Funds

Prospectus

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.
The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.
In all instances, it is an investor’s responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm’s related policies and procedures.
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch (“Merrill”) platform or account will be eligible only for the following sales load waivers (front-end contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (as updated from time to time, the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet, each available at ml.com/funds. Investors are encouraged to review such additional information and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD
Supplement)

Shares purchased by eligible persons associated with the fund) as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e.
systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the
Merrill SLWD Supplement

August 1, 2024 | Prospectus  B-1

PIMCO Funds

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill
Household, as further described in the Merrill SLWD Supplement

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the “Mutual Fund Features, Share Classes and Compensation” brochure available on the Morgan Stanley Wealth Management website.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth
Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a
Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.

B-2  Prospectus | PIMCO Funds

Prospectus

Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the PIMCO family of funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans)
of the PIMCO family of funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.
The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.
Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

Shares purchased in an Edward Jones fee-based program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

(i) The redemption and repurchase occur in the same account.
(ii) The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

August 1, 2024 | Prospectus  B-3

PIMCO Funds

Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

The death or disability of the shareholder.
Systematic withdrawals with up to 10% per year of the account value.
Return of excess contributions from an Individual Retirement Account (IRA).
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable
IRS regulations.

Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
Shares exchanged in an Edward Jones fee-based program.
Shares acquired through NAV reinstatement.
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
Initial purchase minimum: $250
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
If you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

B-4  Prospectus | PIMCO Funds

Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation (“ROA”), and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund’s Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures
Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

August 1, 2024 | Prospectus  B-5

PIMCO Funds

Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates
Shareholders purchasing, holding or redeeming fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, are eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of the fund family held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel
Front-end sales charges may be waived for the following shareholders and in the following situations:
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other classes that have front-end loads of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, that waiver will apply.

Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as defined by Stifel.
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner or beneficiary within
90 days of the purchase (rights of reinstatement). For the absence of doubt, shares redeemed through a systematic withdrawal plan are not eligible for rights of reinstatement.

Shares purchased in connection with rollovers from retirement plans to IRAs.
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Purchases of Class 529-A shares through a rollover from another 529 plan.
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
Return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations.
Shares sold in connection with a right of reinstatement.
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

B-6  Prospectus | PIMCO Funds

Prospectus

Shares exchanged or sold in a Stifel fee-based advisory or “wrap” program.
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply (excluding those offered by other intermediaries).
Share Class Conversions in Advisory Accounts
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel without incurring a sales charge upon transfer of shares into a Stifel-affiliated advisory program.
Shareholders purchasing Fund shares through a US Bancorp Investments, Inc. (“USBI”) platform or who own shares for which USBI is the broker-dealer (where the shares are held in an omnibus account) will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
All other sales charge waivers and reduction described elsewhere in a Fund’s Prospectus or SAI still apply.
Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Shareholders in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in a Fund’s Prospectus or SAI still apply.
If you purchase, hold or redeem fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers), share class conversion policy and front-end load discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

Qualified employer-sponsored defined contribution and defined benefit retirement plans and nonqualified deferred compensation plans, and other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
Shares purchased through rights of reinstatement as described in the Classes of Shares – Sales Charges – Reinstatement Privilege section of this prospectus.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates, or their spouses or financial dependents, in each case as defined by J.P. Morgan Securities
LLC.

Class C to Class A share conversion
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures [as stated in certain J.P. Morgan Securities LLC brokerage disclosures.]

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation and letters of intent
Breakpoints as described in this prospectus.
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

August 1, 2024 | Prospectus  B-7

PIMCO Funds

Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

B-8  Prospectus | PIMCO Funds

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 1100 Main Street, Suite 400, Kansas City, MO 64105
TRANSFER AGENT
SS&C Global Investor and Distribution Solutions, Inc.,
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class C-2, Class R — P.O. Box 219294, Kansas City, MO 64121-9294
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 1.888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI, Form N-CSR and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.
The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.
You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 1.888.87.PIMCO (1.888.877.4626) or by writing to:
PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Fund may be obtained by calling 1.888.87.PIMCO (1.888.877.4626).
Paper copies of the Funds' shareholder reports are required to be provided free of charge by the Fund or financial intermediary upon request.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our website at pimco.com for additional information about the Funds, including the SAI, the annual and semi-annual reports, and other information such as Fund financial statements, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-05028
PF0001_080124

PIMCO Funds
Prospectus
August 1, 2024
Bond Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO Climate Bond Fund	PCEIX	PCEPX	PCEWX	–	PCEBX	PCECX	–
PIMCO Dynamic Bond Fund	PFIUX	PUCPX	PFNUX	–	PUBAX	PUBCX	PUBRX
PIMCO Extended Duration Fund	PEDIX	PEDPX	–	–	–	–	–
PIMCO GNMA and Government Securities Fund	PDMIX	PPGNX	PANNX	–	PAGNX	PCGNX	–
PIMCO Investment Grade Credit Bond Fund	PIGIX	PBDPX	PCNNX	PGCAX	PBDAX	PBDCX	–
PIMCO Long Duration Total Return Fund	PLRIX	PLRPX	–	–	PLRAX	PLRCX	–
PIMCO Long-Term U.S. Government Fund	PGOVX	PLTPX	–	–	PFGAX	PFGCX	–
PIMCO Low Duration Opportunities Fund	PUTIX	PUTPX	–	–	ATMAX	ATMCX	–
PIMCO Moderate Duration Fund	PMDRX	PMOPX	–	–	–	–	–
PIMCO Mortgage-Backed Securities Fund	PTRIX	PMRPX	PSANX	–	PMRAX	PMRCX	–
PIMCO Mortgage Opportunities and Bond Fund	PMZIX	PMZPX	PMZNX	–	PMZAX	PMZCX	–
PIMCO Total Return Fund	PTTRX	PTTPX	PTTNX	PTRAX	PTTAX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	PMTPX	–	–	–	–	–
PIMCO Total Return Fund IV	PTUIX	–	–	–	PTUZX	–	–
PIMCO Total Return Fund V	PPEIX	–	–	–	–	–	–
PIMCO Total Return ESG Fund	PTSAX	PRAPX	PTRSX	PRFAX	PTGAX	PTGCX	–
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.

PIMCO Climate Bond Fund

Investment Objective
The Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.61%	0.71%	0.81%	1.01%	1.76%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.61%	0.71%	0.76%	1.01%	1.76%
1
“Other Expenses” include interest expense of 0.11%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
I-2	$73	$227	$395	$883
I-3	$78	$254	$445	$997
Class A	$326	$539	$770	$1,433
Class C	$279	$554	$954	$1,875
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$326	$539	$770	$1,433
Class C	$179	$554	$954	$1,875
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will normally vary from 2 years to 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests opportunistically in a broad spectrum of climate focused instruments and debt from issuers demonstrating leadership with respect to addressing climate related factors. Given the long term nature of the risks and opportunities presented by climate change and resource depletion, PIMCO may emphasize investment strategies that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies.
The Fund’s investments ordinarily include labeled and unlabeled “green” bonds, as well as the debt of issuers demonstrating leadership in addressing risk and opportunities around climate related change. Labeled green bonds are those issues with proceeds specifically

PIMCO Funds | Prospectus  1

PIMCO Climate Bond Fund

earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Unlabeled green bonds or climate-aligned bonds are securities of climate-aligned issuers with use of proceeds for climate-related projects and initiatives, and may be issued without formal third party verifications or frameworks. When considering whether an issuer has demonstrated leadership in addressing risk and opportunities around climate related change, PIMCO may consider a variety of factors, such as whether an issuer provides low carbon solutions, has implemented or prepared a transition plan to a low carbon economy or such other factors that PIMCO may determine are relevant.
When considering an investment, PIMCO may utilize the following resources, among others, to evaluate climate related factors: PIMCO’s internal research and scoring process relating to climate factors, third party research and data providers, an issuer’s alignment with international commitments deemed relevant by PIMCO (such as the 2016 Paris Agreement on climate change), and/or information made available by the issuer, such as carbon emissions and intensity. In determining the efficacy of an issuer’s environmental practices, PIMCO will use its own proprietary assessments of material environmental and climate-oriented issues and may also reference standards as set forth by recognized global organizations, such as entities sponsored by the United Nations, and augment its assessments based on engagements with issuers regarding their environmental practices that have the potential to enhance risk-adjusted returns. The Fund may avoid investment in the securities of issuers whose business practices with respect to climate specific factors do not meet criteria determined by PIMCO. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications and letters. The Fund has flexibility to invest in securities of issuers whose climate-related practices are weaker relative to certain peers or industry benchmarks, with the expectation that these practices may improve over time. The Fund may exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production or natural gas generation or sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or distribution of adult entertainment materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. The Fund may invest in labeled green, sustainability, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants.
The Fund may invest in up to 25% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO (except such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities). In the event that ratings and services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest in derivatives, such as credit default swaps, on indexes of securities which may include exposure to issuers that the Fund is not permitted to invest in directly. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares

2  Prospectus | PIMCO Funds

Prospectus

Climate-Related Investing Risk:  the risk that, because the Fund’s climate-related investment strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed

August 1, 2024 | Prospectus  3

PIMCO Climate Bond Fund

settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg Global Aggregate (USD Hedged) Index. The Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. The supplemental index shown is the Bloomberg MSCI Global Green Bond Index, USD Hedged which offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

4  Prospectus | PIMCO Funds

Prospectus

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	8.11%
Worst Quarter	June 30, 2022	-5.85%
Year-to-Date	June 30, 2024	0.54%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	Since Inception	Inception Date
Institutional Class Return Before Taxes	8.82%	0.38%	12/10/2019
Institutional Class Return After Taxes on Distributions(1)	7.40%	-1.01%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	5.18%	-0.30%
I-2 Return Before Taxes	8.71%	0.27%	12/10/2019
I-3 Return Before Taxes	8.66%	0.22%	12/10/2019
Class A Return Before Taxes	5.99%	-0.58%	12/10/2019
Class C Return Before Taxes	6.58%	-0.78%	12/10/2019
Bloomberg Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.15%	-0.24%
Bloomberg MSCI Global Green Bond Index, USD Hedged (reflects no deductions for fees, expenses or taxes)	9.55%	-1.40%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jelle Brons, Regina Borromeo, Grover Burthey and Samuel Mary. Messrs. Brons and Ms. Borromeo and Burthey are Executive Vice Presidents of PIMCO. Mr. Mary is a Senior Vice President of PIMCO. Messrs. Brons and Mary have jointly and primarily managed the Fund since its inception in December 2019. Mr. Burthey has jointly and primarily managed the Fund since August 2022. Ms. Borromeo has jointly and primarily managed the Fund since June 2023.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

August 1, 2024 | Prospectus  5

PIMCO Dynamic Bond Fund

Investment Objective
The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C	Class R
Management Fees	0.80%	0.90%	1.00%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%	0.50%
Other Expenses(1)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.96%	1.06%	1.16%	1.36%	2.11%	1.61%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.05%)	(0.05%)	(0.10%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	1.01%	1.06%	1.31%	2.06%	1.56%
1
“Other Expenses” include interest expense of 0.15%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.76%, 0.86%, 0.91%, 1.16%, 1.91% and 1.41% for Institutional Class, I-2, I-3, Class A, Class C and Class R shares, respectively. Interest expense is calculated and presented equally across all share classes. As a result, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may not match the Ratio of Expenses to Average Net Assets for certain share classes, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets is calculated based on the average net assets of the applicable share class.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
3
PIMCO has contractually agreed, through July 31, 2025, to waive its advisory fee by 0.05% of the average daily net assets attributable to the Fund. This Fee Waiver Agreement may be terminated by PIMCO Funds (the “Trust”) upon 90 days' prior written notice to PIMCO.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$301	$526	$1,173
I-2	$103	$332	$580	$1,290
I-3	$108	$359	$629	$1,400
Class A	$503	$785	$1,087	$1,945
Class C	$309	$656	$1,129	$2,246
Class R	$159	$503	$871	$1,907
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$503	$785	$1,087	$1,945
Class C	$209	$656	$1,129	$2,246
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 528% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include

6  PIMCO Funds | Prospectus

Prospectus

bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the even that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”)

August 1, 2024 | Prospectus  7

PIMCO Dynamic Bond Fund

derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund

8  Prospectus | PIMCO Funds

Prospectus

Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg Global Aggregate (USD Hedged) Index. The Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. The supplemental index shown is the ICE BofA SOFR Overnight Rate Index. The ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. SOFR (Secured Overnight Funding Rate) is an overnight rate (published in arrears) and was chosen by the Alternative Reference Rates Committee (“ARRC”) as the successor to the USD LIBOR (London Interbank Offered Rate). SOFR is secured (collateralized by Treasuries), calculated by the Federal Reserve Bank of New York, and transactions based.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	6.42%
Worst Quarter	March 31, 2020	-5.22%
Year-to-Date	June 30, 2024	2.61%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.35%	2.07%	2.48%
Institutional Class Return After Taxes on Distributions(1)	5.54%	0.51%	0.90%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.32%	0.92%	1.20%
I-2 Return Before Taxes	7.24%	1.97%	2.38%
I-3 Return Before Taxes	7.20%	1.92%	2.37%
Class A Return Before Taxes	2.91%	0.88%	1.69%
Class C Return Before Taxes	5.13%	0.90%	1.30%
Class R Return Before Taxes	6.66%	1.41%	1.82%
Bloomberg Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.15%	1.40%	2.41%
ICE BofA SOFR Overnight Rate Index (reflects no deductions for fees, expenses or taxes)(2)	5.20%	-	-
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
2
ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

August 1, 2024 | Prospectus  9

PIMCO Dynamic Bond Fund

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Daniel J. Ivascyn and Mohit Mittal. Mr. Seidner is CIO Non-traditional Strategies, Mr. Ivascyn is Group Chief Investment Officer and Mr. Mittal is CIO Core Strategies. Each of Messrs. Seidner, Ivascyn and Mittal is a Managing Director of PIMCO. Mr. Seidner has managed the Fund since January 2015, Mr. Ivascyn has managed the Fund since September 2014 and Mr. Mittal has managed the Fund since January 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

10  Prospectus | PIMCO Funds

PIMCO Extended Duration Fund

Investment Objective
The Fund seeks maximum total return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A
Management Fees	0.50%	0.60%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	5.70%	5.70%	5.70%
Total Annual Fund Operating Expenses	6.20%	6.30%	6.60%
1
“Other Expenses” include interest expense of 5.70%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60% and 0.90% for Institutional Class, I-2 and Class A shares, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$616	$1,827	$3,008	$5,840
I-2	$626	$1,853	$3,049	$5,905
Class A	$1,005	$2,235	$3,427	$6,242
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$1,005	$2,235	$3,427	$6,242
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the FTSE STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of May 31, 2024 was 25.06 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other

PIMCO Funds | Prospectus  11

PIMCO Extended Duration Fund

restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities,

12  Prospectus | PIMCO Funds

Prospectus

including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Class A shares of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the FTSE STRIPS Index, 20+ Year Sub-Index. The FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bonds and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the FTSE Bond Index, which include coupon strips with less than one year remaining to maturity.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

August 1, 2024 | Prospectus  13

PIMCO Extended Duration Fund

 Calendar Year Total Returns — Institutional Class

Best Quarter	March 31, 2020	30.12%
Worst Quarter	September 30, 2023	-18.46%
Year-to-Date	June 30, 2024	-8.71%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.77%	-2.77%	3.01%
Institutional Class Return After Taxes on Distributions(1)	0.79%	-5.67%	0.53%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.60%	-1.68%	2.21%
I-2 Return Before Taxes	2.66%	-2.87%	2.91%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
FTSE STRIPS Index, 20+ Year Sub-Index (reflects no deductions for fees, expenses or taxes)	2.14%	-2.76%	3.06%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil and Steve Rodosky. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

14  Prospectus | PIMCO Funds

PIMCO GNMA and Government Securities Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.96%	0.96%	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses	1.46%	1.56%	1.66%	1.86%	2.61%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	1.56%	1.61%	1.86%	2.61%
1
“Other Expenses” include interest expense of 0.96%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$149	$462	$797	$1,746
I-2	$159	$493	$850	$1,856
I-3	$164	$519	$897	$1,961
Class A	$557	$938	$1,343	$2,473
Class C	$364	$811	$1,385	$2,762
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$557	$938	$1,343	$2,473
Class C	$264	$811	$1,385	$2,762
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1329% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”) and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality; provided that, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to this limit. In the event that ratings services assign different ratings to the same security,

PIMCO Funds | Prospectus  15

PIMCO GNMA and Government Securities Fund

PIMCO will use the highest rating as the credit rating for that security. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or

16  Prospectus | PIMCO Funds

Prospectus

industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR.
Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg GNMA Index. The Bloomberg GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the GNMA.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

August 1, 2024 | Prospectus  17

PIMCO GNMA and Government Securities Fund

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	7.08%
Worst Quarter	September 30, 2022	-5.74%
Year-to-Date	June 30, 2024	0.12%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.32%	0.71%	1.55%
Institutional Class Return After Taxes on Distributions(1)	4.56%	-0.65%	0.28%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.71%	-0.01%	0.64%
I-2 Return Before Taxes	6.22%	0.61%	1.45%
I-3 Return Before Taxes	6.17%	0.56%	1.40%
Class A Return Before Taxes	1.94%	-0.45%	0.76%
Class C Return Before Taxes	4.12%	-0.44%	0.39%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg GNMA Index (reflects no deductions for fees, expenses or taxes)	5.40%	0.34%	1.34%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil, Daniel Hyman and Munish Gupta. Messrs. Cudzil and Hyman are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since January 2013, and Mr. Hyman has managed the Fund since July 2012. Mr. Gupta is an Executive Vice President of PIMCO and has managed the Fund since August 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

18  Prospectus | PIMCO Funds

PIMCO Investment Grade Credit Bond Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.09%	1.19%	1.29%	1.34%	1.49%	2.24%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%	1.19%	1.24%	1.34%	1.49%	2.24%
1
“Other Expenses” include interest expense of 0.59%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$111	$347	$601	$1,329
I-2	$121	$378	$654	$1,443
I-3	$126	$404	$703	$1,552
Administrative Class	$136	$425	$734	$1,613
Class A	$521	$828	$1,158	$2,088
Class C	$327	$700	$1,200	$2,386
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$521	$828	$1,158	$2,088
Class C	$227	$700	$1,200	$2,386
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Credit Index, as calculated by PIMCO, which as of May 31, 2024 was 6.53 years.

PIMCO Funds | Prospectus  19

PIMCO Investment Grade Credit Bond Fund

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. Investment grade debt securities are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”)

20  Prospectus | PIMCO Funds

Prospectus

derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the

August 1, 2024 | Prospectus  21

PIMCO Investment Grade Credit Bond Fund

performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg U.S. Credit Index. Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	8.59%
Worst Quarter	March 31, 2022	-7.96%
Year-to-Date	June 30, 2024	0.43%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	8.35%	2.17%	3.23%
Institutional Class Return After Taxes on Distributions(1)	6.64%	0.52%	1.37%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.90%	1.02%	1.70%
I-2 Return Before Taxes	8.24%	2.07%	3.13%
I-3 Return Before Taxes	8.19%	2.02%	3.07%
Administrative Return Before Taxes	8.08%	1.91%	2.97%
Class A Return Before Taxes	3.83%	0.98%	2.42%
Class C Return Before Taxes	6.12%	1.00%	2.05%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	8.18%	2.45%	2.83%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mark Kiesel, Mohit Mittal and Amit Arora. Mr. Kiesel is CIO Global Credit and a Managing Director of PIMCO. Mr. Mittal is CIO Core Strategies and a Managing Director of PIMCO. Mr. Arora is an Executive Vice President of PIMCO. Mr. Kiesel has managed the Fund since November 2002, and Messrs. Mittal and Arora have managed the Fund since October 2016.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

22  Prospectus | PIMCO Funds

PIMCO Long Duration Total Return Fund

Investment Objective
The Fund seeks maximum total return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A	Class C
Management Fees	0.50%	0.60%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	2.49%	2.49%	2.49%	2.49%
Total Annual Fund Operating Expenses	2.99%	3.09%	3.39%	4.14%
1
“Other Expenses” include interest expense of 2.49%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60%, 0.90% and 1.65% for Institutional Class, I-2, Class A and Class C shares, respectively. Interest expense is calculated and presented equally across all share classes. As a result, Total Annual Fund Operating Expenses may not match the Ratio of Expenses to Average Net Assets for certain share classes, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets is calculated based on the average net assets of the applicable share class.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$302	$924	$1,572	$3,308
I-2	$312	$954	$1,620	$3,402
Class A	$704	$1,378	$2,073	$3,913
Class C	$516	$1,258	$2,115	$4,166
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,378	$2,073	$3,913
Class C	$416	$1,258	$2,115	$4,166
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Long-Term Government/ Credit Index, as calculated by PIMCO, which as of May 31, 2024 was 13.42 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together

PIMCO Funds | Prospectus  23

PIMCO Long Duration Total Return Fund

with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as

24  Prospectus | PIMCO Funds

Prospectus

risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Class A shares (September 8, 2017) and Class C shares (January 5, 2018) performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg

August 1, 2024 | Prospectus  25

PIMCO Long Duration Total Return Fund

Long-Term Government/Credit Index. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	12.79%
Worst Quarter	June 30, 2022	-13.17%
Year-to-Date	June 30, 2024	-2.68%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	7.58%	1.38%	3.64%
Institutional Class Return After Taxes on Distributions(1)	6.02%	-1.42%	0.95%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.44%	0.23%	1.91%
I-2 Return Before Taxes	7.47%	1.28%	3.54%
Class A Return Before Taxes	3.11%	0.22%	2.84%
Class C Return Before Taxes	5.36%	0.23%	2.46%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg Long-Term Government/Credit Index (reflects no deductions for fees, expenses or taxes)	7.13%	1.12%	3.22%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil, Mohit Mittal and Steve Rodosky. Mr. Mittal is CIO Core Strategies and Managing Director of PIMCO. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO. Messrs. Cudzil and Mittal have managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

26  Prospectus | PIMCO Funds

PIMCO Long-Term U.S. Government Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.475%	0.575%	0.675%	0.575%	0.575%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	1.39%	1.39%	1.39%	1.39%	1.39%
Total Annual Fund Operating Expenses	1.865%	1.965%	2.065%	2.215%	2.965%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.865%	1.965%	2.015%	2.215%	2.965%
1
“Other Expenses” include interest expense of 1.39%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.475%, 0.575%, 0.625%, 0.825% and 1.575% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively. Interest expense is calculated and presented equally across all share classes. As a result, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may not match the Ratio of Expenses to Average Net Assets for certain share classes, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets is calculated based on the average net assets of the applicable share class.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$189	$586	$1,008	$2,185
I-2	$199	$617	$1,060	$2,291
I-3	$205	$642	$1,106	$2,391
Class A	$591	$1,042	$1,518	$2,829
Class C	$400	$917	$1,560	$3,109
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$591	$1,042	$1,518	$2,829
Class C	$300	$917	$1,560	$3,109
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more

PIMCO Funds | Prospectus  27

PIMCO Long-Term U.S. Government Fund

sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.
The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights

28  Prospectus | PIMCO Funds

Prospectus

Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges.The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg Long-Term Treasury Index. The Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	March 31, 2020	20.90%
Worst Quarter	March 31, 2021	-12.73%
Year-to-Date	June 30, 2024	-4.38%

August 1, 2024 | Prospectus  29

PIMCO Long-Term U.S. Government Fund

Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.54%	-1.25%	2.16%
Institutional Class Return After Taxes on Distributions(1)	2.25%	-3.55%	-1.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.07%	-1.06%	0.42%
I-2 Return Before Taxes	3.44%	-1.35%	2.06%
Class A Return Before Taxes	-0.69%	-2.35%	1.42%
Class C Return Before Taxes	1.41%	-2.33%	1.05%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg Long-Term Treasury Index (reflects no deductions for fees, expenses or taxes)	3.06%	-1.24%	2.28%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil and Steve Rodosky. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

30  Prospectus | PIMCO Funds

PIMCO Low Duration Opportunities Fund

Investment Objective
The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A	Class C
Management Fees	0.55%	0.65%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.59%	0.69%	0.99%	1.74%
1
“Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.55%, 0.65%, 0.95% and 1.70% for Institutional Class, I-2, Class A and Class C shares, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$60	$189	$329	$738
I-2	$70	$221	$384	$859
Class A	$472	$678	$902	$1,543
Class C	$277	$548	$944	$1,853
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$472	$678	$902	$1,543
Class C	$177	$548	$944	$1,853
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 714% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The “return” sought by the Fund generally consists of income earned on the Fund's investments, plus capital appreciation, if any. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from zero to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may seek to manage capital gain distributions by, among other things, attempting to use losses from sales of securities that have declined in price to offset gains that would otherwise be taxable subject to maintenance of the portfolio investment strategy. However, such strategy may be unsuccessful or only partially successful and the Fund may realize taxable gains. For example, the Fund may realize taxable gains in order to satisfy cash redemption requests or when PIMCO believes the benefits of a transaction resulting in the realization of taxable gains outweigh tax considerations.

PIMCO Funds | Prospectus  31

PIMCO Low Duration Opportunities Fund

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related

32  Prospectus | PIMCO Funds

Prospectus

instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Tax-Efficient Investing Risk:  the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

August 1, 2024 | Prospectus  33

PIMCO Low Duration Opportunities Fund

Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg U.S. Aggregate 1-3 Year Index. The Bloomberg U.S. Aggregate 1-3 Years Index is a component of the Bloomberg U.S. Aggregate Index representing securities with maturities of one to three years.
 Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	4.52%
Worst Quarter	March 31, 2020	-3.82%
Year-to-Date	June 30, 2024	2.45%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.97%	2.07%	2.81%
Institutional Class Return After Taxes on Distributions(1)	5.80%	1.07%	1.86%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.10%	1.16%	1.90%
I-2 Return Before Taxes	6.87%	1.97%	2.70%
Class A Return Before Taxes	2.54%	0.89%	2.01%
Class C Return Before Taxes	4.75%	0.90%	1.64%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg U.S. Aggregate 1-3 Years Index (reflects no deductions for fees, expenses or taxes)	4.65%	1.46%	1.26%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner and Mohit Mittal. Mr. Seidner is CIO Non-traditional Strategies and a Managing Director of PIMCO, and he has managed the Fund since January 2015. Mr. Mittal is CIO Core Strategies and a Managing Director of PIMCO and has managed the Fund since July 2018.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

34  Prospectus | PIMCO Funds

PIMCO Moderate Duration Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2
Management Fees	0.46%	0.56%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses(1)	0.07%	0.07%
Total Annual Fund Operating Expenses	0.53%	0.63%
1
“Other Expenses” include interest expense of 0.07%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.46% and 0.56% for Institutional Class and I-2 shares, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class or I-2 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$170	$296	$665
I-2	$64	$202	$351	$786
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 286% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Intermediate Government/Credit Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of May 31, 2024 was 3.75 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

PIMCO Funds | Prospectus  35

PIMCO Moderate Duration Fund

Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

36  Prospectus | PIMCO Funds

Prospectus

Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg Intermediate Government/Credit Index. The Bloomberg Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	4.84%
Worst Quarter	March 31, 2022	-4.69%
Year-to-Date	June 30, 2024	0.80%

August 1, 2024 | Prospectus  37

PIMCO Moderate Duration Fund

Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.87%	1.85%	1.91%
Institutional Class Return After Taxes on Distributions(1)	4.08%	0.50%	0.60%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.44%	0.88%	0.92%
I-2 Return Before Taxes	5.77%	1.75%	1.81%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg Intermediate Government/Credit Index (reflects no deductions for fees, expenses or taxes)	5.24%	1.59%	1.72%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Mike Cudzil, Daniel Hyman and Jerome Schneider. Mr. Seidner is CIO Non-traditional Strategies. Messrs. Cudzil, Hyman, Seidner and Schneider are Managing Directors of PIMCO. Mr. Cudzil has jointly and primarily managed the Fund since July 2018, and Messrs. Seidner, Hyman and Schneider have jointly and primarily managed the Fund since October 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

38  Prospectus | PIMCO Funds

PIMCO Mortgage-Backed Securities Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Beginning on June 3, 2024, no Deferred Sales Charge (CDSC) will be imposed on redemptions of the Class A or Class C Shares of the PIMCO Mortgage-Backed Securities Fund.
Beginning on June 3, 2024, no sales charges will be imposed on purchases of Class A Shares of the PIMCO Mortgage-Backed Securities Fund. As a result, any subsequent purchases of PIMCO Mortgage-Backed Securities Fund Shares will not be eligible assets for letter of intent purchases after June 3, 2024.
Distribution and Service (Rule 12b-1) Fees on Class A and Class C Shares of the PIMCO Mortgage-Backed Securities Fund will be waived beginning as of June 3, 2024.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%(1)	1.00%(1)
Other Expenses(2)	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	1.27%	1.37%	1.47%	1.67%	2.42%
Fee Waiver and/or Expense Reimbursement(3)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	1.37%	1.42%	1.67%	2.42%
1
In connection with the reorganization of the Fund into a newly-created exchange-traded fund scheduled to be completed on or before September 20, 2024,
Distribution and/or Service (Rule 12b-1) Fees on Class A and Class C Shares of the PIMCO Mortgage-Backed Securities Fund are waived beginning as of June 3, 2024.
2
“Other Expenses” include interest expense of 0.77%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively. Interest expense is calculated and presented equally across all share classes. As a result, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may not match the Ratio of Expenses to Average Net Assets for certain share classes, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets is calculated based on the average net assets of the applicable share class.
3
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$403	$697	$1,534
I-2	$139	$434	$750	$1,646
I-3	$145	$460	$798	$1,753
Class A	$538	$882	$1,248	$2,277
Class C	$345	$754	$1,290	$2,756
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$538	$882	$1,248	$2,277
Class C	$245	$754	$1,290	$2,756
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1143% of the average value of its portfolio.

PIMCO Funds | Prospectus  39

PIMCO Mortgage-Backed Securities Fund

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested.

40  Prospectus | PIMCO Funds

Prospectus

Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table

August 1, 2024 | Prospectus  41

PIMCO Mortgage-Backed Securities Fund

reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the Bloomberg U.S. MBS Fixed Rate Index. The Bloomberg U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of about 1,000,000 individual fixed rate MBS pools into approximately 5,500 generic aggregates.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	6.40%
Worst Quarter	June 30, 2022	-5.41%
Year-to-Date	June 30, 2024	0.40%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.70%	0.65%	1.95%
Institutional Class Return After Taxes on Distributions(1)	3.24%	-0.94%	0.49%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.32%	-0.15%	0.87%
I-2 Return Before Taxes	5.59%	0.55%	1.84%
I-3 Return Before Taxes	5.55%	0.50%	1.80%
Class A Return Before Taxes	1.34%	-0.51%	1.15%
Class C Return Before Taxes	3.50%	-0.49%	0.79%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg U.S. MBS Fixed Rate Index (reflects no deductions for fees, expenses or taxes)	5.05%	0.25%	1.39%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mike Cudzil, Daniel Hyman and Munish Gupta. Messrs. Cudzil and Hyman are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since January 2013, and Mr. Hyman has managed the Fund since July 2012. Mr. Gupta is an Executive Vice President of PIMCO and has managed the Fund since August 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.
Beginning on June 3, 2024, purchases of Fund shares are limited to particular investors. See “Purchase and Sale of Fund Shares” section for more information.

42  Prospectus | PIMCO Funds

PIMCO Mortgage Opportunities and Bond Fund

Investment Objective
The Fund seeks maximum long-term return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.60%	0.70%	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	1.54%	1.54%	1.54%	1.54%	1.54%
Total Annual Fund Operating Expenses	2.14%	2.24%	2.34%	2.54%	3.29%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.14%	2.24%	2.29%	2.54%	3.29%
1
“Other Expenses” include interest expense of 1.54%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.60%, 0.70%, 0.75%, 1.00% and 1.75% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$217	$670	$1,149	$2,472
I-2	$227	$700	$1,200	$2,575
I-3	$232	$726	$1,246	$2,672
Class A	$622	$1,136	$1,675	$3,143
Class C	$432	$1,013	$1,717	$3,415
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$622	$1,136	$1,675	$3,143
Class C	$332	$1,013	$1,717	$3,415
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1239% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The average portfolio duration of this Fund normally varies from (negative) 1 year to positive 8 years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest up to 50% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, Inc.

PIMCO Funds | Prospectus  43

PIMCO Mortgage Opportunities and Bond Fund

(“Fitch”), or, if unrated, as determined by PIMCO (except such limitation shall not apply to the Fund’s investments in mortgage-related securities). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, options on futures, fixed income swap agreements, credit default swap agreements and other synthetic mortgage-related swap indices, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed interest-only (“IO”), principal-only (“PO”), or inverse floating rate debt (“inverse floater”) securities. The Fund may invest up to 10% of its total assets in mortgage- or real estate-related equity instruments, including preferred securities, common stock, convertible securities and other equity-related instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance

44  Prospectus | PIMCO Funds

Prospectus

Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Extension Risk:  the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested
Prepayment Risk:  the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates
Privately Issued Mortgage-Related Securities Risk:  the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Distribution Rate Risk:  the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

August 1, 2024 | Prospectus  45

PIMCO Mortgage Opportunities and Bond Fund

Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the ICE BofA SOFR Overnight Rate Index. The ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. SOFR (Secured Overnight Funding Rate) is an overnight rate (published in arrears) and was chosen by the Alternative Reference Rates Committee (“ARRC”) as the successor to the USD LIBOR (London Interbank Offered Rate). SOFR is secured (collateralized by Treasuries), calculated by the Federal Reserve Bank of New York, and transactions based.
 Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	4.92%
Worst Quarter	June 30, 2022	-4.17%
Year-to-Date	June 30, 2024	2.56%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes(1)	6.94%	2.41%	3.19%
Institutional Class Return After Taxes on Distributions(1)	4.06%	0.29%	1.21%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	4.05%	0.94%	1.57%
I-2 Return Before Taxes	6.83%	2.30%	3.08%
I-3 Return Before Taxes	6.80%	2.26%	3.03%
Class A Return Before Taxes	2.48%	1.22%	2.38%
Class C Return Before Taxes	4.73%	1.23%	2.01%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofA SOFR Overnight Rate Index (reflects no deductions for fees, expenses or taxes)(2)	5.20%	-	-
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
2
ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

46  Prospectus | PIMCO Funds

Prospectus

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund‘s portfolio is jointly and primarily managed by Joshua Anderson, Daniel Hyman, Alfred Murata, Jing Yang and Munish Gupta. Messrs. Anderson, Hyman and Murata are Managing Directors of PIMCO. They have managed the Fund since its inception in October 2012. Ms. Yang is a Managing Director of PIMCO and has managed the Fund since July 2018. Mr. Gupta is an Executive Vice President of PIMCO and has managed the Fund since August 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

August 1, 2024 | Prospectus  47

PIMCO Total Return Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.46%	0.56%	0.66%	0.46%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.51%	0.61%	0.71%	0.76%	0.85%	1.60%	1.10%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%	0.61%	0.66%	0.76%	0.85%	1.60%	1.10%
1
“Other Expenses” include interest expense of 0.05%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.46%, 0.56%, 0.61%, 0.71%, 0.80%, 1.55% and 1.05% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
I-2	$62	$195	$340	$762
I-3	$67	$222	$390	$878
Administrative Class	$78	$243	$422	$942
Class A	$459	$636	$829	$1,385
Class C	$263	$505	$871	$1,699
Class R	$112	$350	$606	$1,340
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$459	$636	$829	$1,385
Class C	$163	$505	$871	$1,699
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 469% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31,

48  PIMCO Funds | Prospectus

Prospectus

2024 was 5.98 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment-grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities.
The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons
(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that

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PIMCO Total Return Fund

a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the

50  Prospectus | PIMCO Funds

Prospectus

continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index (i.e. a regulatory index). Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of a regulatory index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	6.93%
Worst Quarter	March 31, 2022	-6.19%
Year-to-Date	June 30, 2024	0.37%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.30%	1.31%	1.93%
Institutional Class Return After Taxes on Distributions(1)	4.63%	-0.32%	0.33%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.69%	0.36%	0.84%
I-2 Return Before Taxes	6.20%	1.21%	1.83%
I-3 Return Before Taxes	6.14%	1.16%	1.78%
Administrative Class Return Before Taxes	6.04%	1.06%	1.68%
Class A Return Before Taxes	1.97%	0.20%	1.18%
Class C Return Before Taxes	4.16%	0.21%	0.80%
Class R Return Before Taxes	5.69%	0.72%	1.31%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

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PIMCO Total Return Fund

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Mark Kiesel, Qi Wang, and Mohit Mittal. Mr. Ivascyn is Group Chief Investment Officer, Mr. Kiesel is CIO Global Credit, Ms. Wang is CIO Portfolio Implementation and Mr. Mittal is CIO Core Strategies. Messrs. Ivascyn, Kiesel and Mittal and Ms. Wang are Managing Directors of PIMCO. Mr. Kiesel has jointly and primarily managed the Fund since September 2014, Mr. Mittal has jointly and primarily managed the Fund since December 2019 and Ms. Wang and Mr. Ivascyn have jointly and primarily managed the Fund since October 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

52  Prospectus | PIMCO Funds

PIMCO Total Return Fund II

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2
Management Fees	0.50%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses(1)	0.07%	0.07%
Total Annual Fund Operating Expenses	0.57%	0.67%
1
“Other Expenses” include interest expense of 0.07%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50% and 0.60% for Institutional Class and I-2 shares, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class and I-2 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
I-2	$68	$214	$373	$835
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 387% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of May 31, 2024 was 5.98 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

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PIMCO Total Return Fund II

Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the

54  Prospectus | PIMCO Funds

Prospectus

short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of a broad-based securities market index (i.e., a regulatory index). It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	6.75%
Worst Quarter	March 31, 2022	-6.12%
Year-to-Date	June 30, 2024	0.13%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.42%	1.13%	1.80%
Institutional Class Return After Taxes on Distributions(1)	4.90%	-0.32%	0.29%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.77%	0.32%	0.79%
I-2 Return Before Taxes	6.32%	1.03%	1.70%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mark Kiesel, Mike Cudzil and Mohit Mittal. Mr. Kiesel is CIO Global Credit. Mr. Mittal is CIO Core Strategies. Messrs. Cudzil, Kiesel and Mittal are Managing Directors of PIMCO. Mr. Kiesel has jointly and primarily managed the Fund since September 2014, Mr. Mittal has jointly and primarily managed the Fund since December 2019 and Mr. Cudzil has jointly and primarily managed the Fund since October 2022.

August 1, 2024 | Prospectus  55

PIMCO Total Return Fund II

Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

56  Prospectus | PIMCO Funds

PIMCO Total Return Fund IV

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	Class A
Management Fees	0.50%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.17%	0.17%
Total Annual Fund Operating Expenses	0.67%	1.02%
1
“Other Expenses” include interest expense of 0.17%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50% and 0.85% for Institutional Class and Class A shares, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$68	$214	$373	$835
Class A	$475	$687	$917	$1,576
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$475	$687	$917	$1,576
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 340% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2024 was 5.98 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody’s Investors Service, Inc., (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 15% of its total assets in such instruments).
The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described

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PIMCO Total Return Fund IV

in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities, although the Fund will not invest in common stock.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks

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Prospectus

Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Convertible Securities Risk:  as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index (i.e. a regulatory index). Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of a regulatory index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

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PIMCO Total Return Fund IV

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	6.90%
Worst Quarter	March 31, 2022	-5.95%
Year-to-Date	June 30, 2024	-0.05%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.47%	1.43%	1.79%
Institutional Class Return After Taxes on Distributions(1)	5.01%	0.32%	0.69%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.80%	0.64%	0.91%
Class A Return Before Taxes	2.12%	0.30%	1.05%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Mark Kiesel, Qi Wang, and Mohit Mittal. Mr. Ivascyn is Group Chief Investment Officer, Mr. Kiesel is CIO Global Credit, Ms. Wang is CIO Portfolio Implementation and Mr. Mittal is CIO Core Strategies. Messrs. Ivascyn, Kiesel and Mittal and Ms. Wang are Managing Directors of PIMCO. Mr. Kiesel has jointly and primarily managed the Fund since September 2014, Mr. Mittal has jointly and primarily managed the Fund since December 2019 and Ms. Wang and Mr. Ivascyn have jointly and primarily managed the Fund since October 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

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PIMCO Total Return Fund V

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.66%	0.76%	0.86%	0.91%	1.06%	1.81%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.13%)	(0.13%)	(0.18%)	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.53%	0.63%	0.68%	0.78%	0.93%	1.68%
1
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
3
Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through July 31, 2025 to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit).
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$198	$355	$810
I-2	$64	$230	$410	$930
I-3	$69	$256	$459	$1,044
Administrative Class	$80	$277	$491	$1,108
Class A	$318	$542	$784	$1,479
Class C	$271	$557	$968	$1,919
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$318	$542	$784	$1,479
Class C	$171	$557	$968	$1,919
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 321% of the average value of its portfolio.

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PIMCO Total Return Fund V

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2024 was 5.98 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the (1) manufacture of alcoholic beverages, tobacco products or military equipment, (2) operation of gambling casinos, (3) oil industry, including extraction, production, and refining, or (4) production or distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be engaged principally in an activity if it derives more than 10% of its gross revenues from such activities (or such more restrictive threshold or exclusionary screen (i.e., a lower gross revenue threshold), as may be determined by PIMCO from time to time).
In addition, the Fund will not invest in the securities of any non-governmental issuer known to (1) derive gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials, (2) provide abortions or manufacture abortifacients (and entities that own or are owned thereby), (3) manufacture products intended for contraception, (4) engage in certain types of stem cell research (including the use of embryonic or fetal stem cells to develop products), or (5) produce and/or retail cannabis for recreational use, each of the foregoing generally as determined by a third-party data provider and reported to PIMCO. In analyzing whether an issuer meets any of the criteria described in the foregoing sentence, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party, including research and screens employed for certain values-based or Catholic institutions such as the MSCI Catholic Values Screening Methodology and related research. Please see the Additional Information Regarding Certain Screens Used by the Fund section of the prospectus for additional information, including a description of the methodologies that may be used to determine whether a non-governmental issuer is known to be engaged in an activity.
Notwithstanding the restrictions set forth above, the Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production or natural gas generation or sales and trading activities. The Fund may also invest in labeled green, sustainability, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate (often referred to as “green bonds”), environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that a bond will or has been used to fund projects that include eligible benefits or, in the case of sustainability-linked bonds, that the bond includes sustainability-linked covenants.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) do not meet criteria determined by PIMCO. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations, and augment its assessments based on engagements with issuers regarding their ESG practices that have the potential to enhance risk-adjusted returns. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. The Fund may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks, with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO (except such 20% limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities (issuers of which generally will not be treated as subject to the non-governmental issuer screens described herein), subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may

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Prospectus

invest in derivatives, such as credit default swaps, on indexes of securities which may include exposure to issuers that the Fund is not permitted to invest in directly. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
New Fund Risk:  the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)
are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a

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PIMCO Total Return Fund V

particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Environmental, Social and Governance and Faith-Based Values Investing Risk:  the risk that, because the Fund’s ESG and faith-based values investing strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance may differ from funds that do not utilize an ESG and faith-based values investing strategy. ESG and faith-based values investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

64  Prospectus | PIMCO Funds

Prospectus

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained at https://www.pimco.com.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mohit Mittal, Qi Wang, Jelle Brons and Mark Kiesel. Mr. Kiesel is CIO Global Credit, Mr. Mittal is CIO Core Strategies and Ms. Wang is CIO Portfolio Implementation. Messrs. Mittal and Kiesel and Ms. Wang are Managing Directors of PIMCO and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mittal, Brons and Kiesel and Ms. Wang have managed the Fund since its inception.

August 1, 2024 | Prospectus  65

PIMCO Total Return ESG Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 93 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.82%	0.92%	1.02%	1.07%	1.22%	1.97%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82%	0.92%	0.97%	1.07%	1.22%	1.97%
1
“Other Expenses” include interest expense of 0.32%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$84	$262	$455	$1,014
I-2	$94	$293	$509	$1,131
I-3	$99	$320	$558	$1,243
Administrative Class	$109	$340	$590	$1,306
Class A	$347	$603	$880	$1,669
Class C	$300	$618	$1,062	$2,102
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$347	$603	$880	$1,669
Class C	$200	$618	$1,062	$2,102
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 468% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2024 was 5.98 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest

66  PIMCO Funds | Prospectus

Prospectus

rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the (1) manufacture of alcoholic beverages, tobacco products or military equipment, (2) operation of gambling casinos, (3) production or distribution of adult entertainment materials, (4) oil industry, including extraction, production, and refining or (5) production, distribution of coal and coal fired generation. Notwithstanding the restrictions set forth above, the Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production or natural gas generation or sales and trading activities. The Fund may also invest in labeled green, sustainability, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate (often referred to as “green bonds”), environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (or such more restrictive threshold or exclusionary screen (i.e., a lower gross revenue threshold), as may be determined by PIMCO from time to time).
In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) do not meet criteria determined by PIMCO. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations, and augment its assessments based on engagements with issuers regarding their ESG practices that have the potential to enhance risk-adjusted returns. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. The Fund may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks, with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities (issuers of which will not be treated as subject to the non-governmental issuer screens described herein), subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest in derivatives, such as credit default swaps, on indexes of securities which may include exposure to issuers that the Fund is not permitted to invest in directly. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

August 1, 2024 | Prospectus  67

PIMCO Total Return ESG Fund

Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

68  Prospectus | PIMCO Funds

Prospectus

Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Environmental, Social and Governance Risk:  the risk that, because the Fund’s ESG strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance may differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index (i.e. a regulatory index). Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of the Class A shares (February 3, 2020) and Class C shares (February 3, 2020), performance information shown in the table for those classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by those classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. Because I-3 shares of the Fund had not commenced operations as of December 31, 2021, no performance for I-3 shares is provided. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of a regulatory index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

August 1, 2024 | Prospectus  69

PIMCO Total Return ESG Fund

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	6.94%
Worst Quarter	June 30, 2022	-6.68%
Year-to-Date	June 30, 2024	0.22%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.79%	0.95%	1.62%
Institutional Class Return After Taxes on Distributions(1)	4.22%	-0.54%	0.17%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.39%	0.16%	0.66%
I-2 Return Before Taxes	5.68%	0.85%	1.52%
I-3 Return Before Taxes	5.63%	0.80%	1.47%
Administrative Class Return Before Taxes	5.53%	0.70%	1.36%
Class A Return Before Taxes	3.04%	0.10%	0.98%
Class C Return Before Taxes	3.59%	-0.20%	0.46%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mark Kiesel, Qi Wang, Mohit Mittal and Jelle Brons. Mr. Kiesel is CIO Global Credit, Mr. Mittal is CIO Core Strategies and Ms. Wang is CIO Portfolio Implementation. Messrs. Kiesel and Mittal and Ms. Wang are Managing Directors of PIMCO and Mr. Brons is an Executive Vice President of PIMCO. Mr. Kiesel has jointly and primarily managed the Fund since September 2014, Mr. Mittal has jointly and primarily managed the Fund since December 2019, Mr. Brons has jointly and primarily managed the Fund since April 2019, and Ms. Wang has jointly and primarily managed the Fund since October 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 71 of this prospectus.

70  Prospectus | PIMCO Funds

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Except as otherwise described below, the only shareholders permitted to continue to purchase Class A, Class C, Institutional Class, Class I-2 and Class I-3 shares of the PIMCO Mortgage-Backed Securities Fund are existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of June 3, 2024. In addition:
■
Existing shareholders of each applicable Class may continue to purchase additional shares of the Class in their existing Fund accounts either through the Distributor or a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.
■
Purchases are permitted through new accounts established with existing shares of the Fund by transfer, such as transfers as a result of death.
■
Qualified employee benefit plans and other retirement savings plans that have an applicable Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.
Prior to June 3, 2024, you may purchase shares directly from the Distributor or through your financial intermediary. Effective June 3, 2024, new accounts may not be established directly with respect to the PIMCO Mortgage-Backed Securities Fund.
Institutional Class, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
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Calling us at 1.888.87.PIMCO and a Shareholder Services associate will assist you
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Sending a fax to our Shareholder Services department at 816.421.2861
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Sending an e-mail to piprocess@dstsystems.com
Class A, Class C and Class R
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc.,
430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

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Description of Principal Risks
The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.
Principal Risk	PIMCO Climate Bond Fund	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Investment Grade Credit Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Opportunities Fund
New Fund	–	–	–	–	–	–	–	–
Small Fund	x	–	–	–	–	–	–	x
Interest Rate	x	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x
High Yield	x	x	x	–	x	x	–	x
Market	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	–	x
Derivatives	x	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x	x
Collateralized Loan Obligations	–	x	–	–	–	–	–	x
Extension	–	–	–	–	–	–	–	–
Prepayment	–	–	–	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	–	–	–	–	–	–	–
Real Estate	x	–	–	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	x	x	x	x	x	–	x
Emerging Markets	x	x	x	x	x	x	–	x
Sovereign Debt	x	x	x	–	x	x	–	x
Currency	x	x	x	–	x	x	–	x
Leveraging	x	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x	x
Convertible Securities	–	–	–	–	–	–	–	–
Environmental, Social and Governance	–	–	–	–	–	–	–	–
Environmental, Social and Governance and Faith-Based Values Investing	–	–	–	–	–	–	–	–
Climate-Related Investing	x	–	–	–	–	–	–	–
Tax-Efficient Investing	–	–	–	–	–	–	–	x
Distribution Rate	–	–	–	–	–	–	–	–
LIBOR Transition	–	x	x	x	x	x	x	x

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Principal Risk	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Total Return Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return Fund V	PIMCO Total Return ESG Fund
New Fund	–	–	–	–	–	–	x	–
Small Fund	–	–	–	–	–	–	x	–
Interest Rate	x	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x
High Yield	x	–	x	x	–	–	x	x
Market	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x	x
Collateralized Loan Obligations	–	–	x	x	x	x	x	x
Extension	–	–	x	–	–	–	–	–
Prepayment	–	–	x	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	–	x	–	–	–	–	–
Real Estate	–	–	x	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	x	–	x	–	x	x	x
Emerging Markets	x	x	–	x	–	x	x	x
Sovereign Debt	x	–	–	x	–	x	x	x
Currency	x	–	–	x	–	–	x	x
Leveraging	x	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x	x
Convertible Securities	–	–	x	x	–	x	–	–
Environmental, Social and Governance	–	–	–	–	–	–	–	x
Environmental, Social and Governance and Faith-Based Values Investing	–	–	–	–	–	–	x	–
Climate-Related Investing	–	–	–	–	–	–	–	–
Tax-Efficient Investing	–	–	–	–	–	–	–	–
Distribution Rate	–	–	x	–	–	–	–	–
LIBOR Transition	x	x	x	x	x	x	x	x
New Fund Risk
A new Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. New Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new Fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Small Fund Risk
A smaller fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the fund to liquidate. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares, which can occur at any time and may impact the fund in the same manner as a high volume of purchases or redemptions.

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Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.
Rising interest rates may result in a decline in value of a Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or a Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

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Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if a Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. Credit risk is greater to the extent a Fund uses leverage or derivatives. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or a counterparty faces challenges rolling or refinancing its obligations.
High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in thinly-traded markets. When secondary markets for high yield securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.
Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes

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may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Certain Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to a Fund that may invest in fixed income securities. As discussed more under “Interest Rate Risk,” the Federal Reserve has raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of a Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Although interest rates have significantly increased since 2022 through the date of this Prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments. For example, tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated NAV, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole.

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Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in a Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when a Fund wishes to dispose of it. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.
Derivatives Risk
Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that a Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques— Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract) and management risk, as well as risks arising from changes in applicable

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requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, a Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The 1940 Act and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Non-centrally-cleared over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund's clearing broker or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, a Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose a Fund to additional risks. In addition, derivatives used for hedging may partially protect a Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Equity Risk
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, common stocks, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.Conversely, a change in financial condition or other event affecting a single issuer or industry may adversely impact securities markets as a whole. Equity securities generally have greater price volatility than most fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

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Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.
Collateralized Loan Obligations Risk
Certain Funds may invest in collateralized loan obligation (“CLOs”) and other similarly structured investments. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with investment in such underlying assets, the structure and characteristics of a CLO present certain additional risks. A Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of a Fund.
The cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the first loss of any defaults from the bonds or loans in the trust, although more senior tranches may also bear losses. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws.

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Extension Risk
The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later-than-expected principal payments decrease the value of the security held by a Fund. In addition, as payments are received later than expected, a Fund may miss the opportunity to reinvest in higher yielding securities.
Prepayment Risk
The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Additionally, the yield to maturity on an IO class of a stripped MBS (“SMBS”) is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.
Privately-Issued Mortgage-Related Securities Risk
There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.
Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Real Estate Risk
Investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, and the real estate market generally. Such risks include a possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
In addition, real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. During periods of rising interest rates, real estate securities may lose appeal for investors who may seek higher yields from other income-producing investments. Rising interest rates may also contribute to financing for property purchases and improvements becoming more costly and difficult to obtain.
Foreign (Non-U.S.) Investment Risk
Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, legal, accounting and auditing standards of foreign (non-U.S.) countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region

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or financial market may adversely impact issuers in a different country, region or financial market. Foreign (non-U.S.) market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities. Investments in foreign (non-U.S.) markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign (non-U.S.) government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign (non-U.S.) investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund's investments. Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect a Fund’s investments in a foreign (non-U.S.) country, and may render holdings in that foreign (non-U.S.) country illiquid or even worthless. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions and adversely impact a Fund's liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, a Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, volatility, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities, may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established regulatory, disclosure, legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may increase the potential for market manipulation or reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments, or to obtain information needed to pursue or enforce such judgments, against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. A Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the

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market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Although a Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in or exposure to foreign (non-U.S.) currencies and/or foreign (non-U.S.) currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. A Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where a Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed a Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements.
Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds , or may determine that certain factors are more significant than others. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO and individual portfolio managers will expose all material risks associated with an investment. Additionally, PIMCO and individual portfolio managers may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and

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consummating certain investments. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to a Fund . To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to a Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for a Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Please refer to “Portfolio Managers – Conflicts of Interest” in the SAI for further information. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on a Fund’s ability to realize its investment objective.
Short Exposure Risk
A Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in a Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund. The PIMCO Total Return Fund IV plans to limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets.
Tax-Efficient Investing Risk
A Fund may engage in investment strategies intended to manage capital gain distributions. For example, a Fund may attempt to use losses from sales of securities that have declined to offset future gains that would otherwise be taxable. Any such strategy may be unsuccessful or only partially successful, and investors may experience adverse tax effects, including, but not limited to potentially greater tax liability than other PIMCO-advised funds. Additionally, such strategies may reduce investment returns or result in investment losses, which could cause the Fund and investors to lose money. Further, a Fund’s focus on income generation may result in a higher overall tax liability as income may be taxed at a higher rate than capital gains.
Convertible Securities Risk
Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a

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liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Environmental, Social and Governance Risk
PIMCO Total Return ESG Fund’s Environmental, Social and Governance (“ESG”) investing strategy, which may select or typically exclude securities of certain issuers for reasons in addition to performance, carries the risk that the Fund’s performance may differ from funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices. PIMCO’s assessment of a company's practices and processes relating to ESG investing may also change, including in response to legal and regulatory developments relevant to sustainable and/or ESG investing. In addition, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments, which may cause the Fund to underperform. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its ESG practices. PIMCO’s engagement practices are conducted on a firm-wide basis and would be expected to focus on ESG practices that have the potential to enhance risk-adjusted returns. Socially responsible norms differ by region, and an issuer’s ESG practices or PIMCO’s assessment of an issuer’s ESG practices may change over time. PIMCO’s ESG process seeks to exclude investments that are misaligned with certain sustainability principles, as determined by PIMCO’s internal criteria. The Fund may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to pursuing improvement in certain ESG practices, as determined in PIMCO’s sole discretion. Successful application of the Fund’s ESG investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Regulation of ESG investing in the U.S. and abroad is evolving. Future regulatory developments in the U.S. and abroad which seek to regulate ESG investing approaches and/or associated disclosures may impact or otherwise influence the ESG investing strategies utilized by PIMCO in the future. The Fund’s investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. Past performance is not a guarantee or reliable indicator of future results.
Environmental, Social and Governance and Faith-Based Values Investing Risk
With respect to PIMCO Total Return Fund V, the Fund’s ESG investing strategy and certain faith-based values investment guidelines, which may select or typically exclude securities of certain issuers for reasons in addition to performance, carry the risk that the Fund’s performance may differ from funds that do not utilize an ESG and faith-based values investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG and faith-based values investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG and faith-based values practices. PIMCO’s assessment of a company's practices and processes relating to ESG and faith-based values investing may also change, including in response to legal and regulatory developments relevant to sustainable and/or ESG and faith-based values investing. In addition, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG and faith-based values characteristics of investments, which may cause the Fund to underperform. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its ESG and faith-based values practices. PIMCO's engagement practices are conducted on a firm-wide basis and would be

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expected to focus on ESG and faith-based values practices that have the potential to enhance risk-adjusted returns. Socially responsible norms differ by region, and an issuer’s ESG and faith-based values practices or PIMCO’s assessment of an issuer’s ESG and faith-based values practices may change over time. PIMCO’s ESG and faith-based values process seeks to exclude investments that are misaligned with certain sustainability principles, as determined by PIMCO's internal criteria. Successful application of the Fund’s ESG and faith-based values investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Regulation of ESG and faith-based values investing in the U.S. and abroad is evolving. Future regulatory developments in the U.S. and abroad which seek to regulate ESG and faith-based values investing approaches and/or associated disclosures may impact or otherwise influence the ESG and faith-based values investing strategies utilized by PIMCO in the future. The Fund’s investments in certain issuers may be susceptible to various factors that may impact its businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. Past performance is not a guarantee or reliable indicator of future results.
Climate-Related Investing Risk
PIMCO Climate Bond Fund’s climate-related investing strategy, which may select or typically exclude securities of certain issuers for reasons in addition to performance, carries a risk that the Fund’s performance may differ from funds that do not utilize a climate-related investment strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s climate-related practices. PIMCO’s assessment of a company's climate-related practices and processes may also change, including in response to legal and regulatory developments relevant to climate-related investing. In addition, a Fund may have fewer investment opportunities available to it than it would have if it did not take into account climate-related characteristics of investments, which may cause the Fund to underperform. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its climate-related practices. PIMCO's engagement practices are conducted on a firm-wide basis and would be expected to focus on climate-related practices that have the potential to enhance risk-adjusted returns. Socially responsible norms differ by region, and an issuer’s climate-related practices or PIMCO’s assessment of an issuer’s climate-related practices may change over time. PIMCO’s climate-related process seeks to exclude investments that are misaligned with certain sustainability principles, as determined by PIMCO’s internal criteria. The Fund may invest in securities of issuers whose climate-related practices are weaker relative to certain peers or industry benchmarks with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to pursuing improvement in certain climate-related practices, as determined in PIMCO's sole discretion. Successful application of the Fund’s climate-related investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material climate-related issues, and there can be no assurance that the strategy or techniques employed will be successful. Changes in political, regulatory, tax, and/or other conditions in the U.S. and abroad with respect to climate-related activities may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s investments. A Fund’s investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. Past performance is not a guarantee or reliable indicator of future results.
Distribution Rate Risk
Although a Fund may seek to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
LIBOR Transition Risk
Certain instruments in which a Fund may invest have relied or continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the

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remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one- and six-month sterling LIBOR settings have ceased, and while publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. So-called “tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of a Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings.

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Management of the Funds
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the “Trust”), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2024, PIMCO had approximately $1.88 trillion in assets under management.
Management Fees
Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2024, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately):
	Management Fees
Fund Name	Inst Class	I-2	I-3	Administrative Class	Class A	Class C	Class R
PIMCO Climate Bond Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Dynamic Bond Fund	0.80%	0.90%	1.00%	N/A	0.95%	0.95%	0.95%
PIMCO Extended Duration Fund	0.50%	0.60%	N/A	N/A	0.65%(1)	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Investment Grade Credit Bond Fund	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	N/A
PIMCO Long Duration Total Return Fund	0.50%	0.60%	N/A	N/A	0.65%	0.65%	N/A
PIMCO Long-Term U.S. Government Fund	0.475%	0.575%	0.675%(1)	N/A	0.575%	0.575%	N/A
PIMCO Low Duration Opportunities Fund	0.55%	0.65%	N/A	N/A	0.70%	0.70%	N/A
PIMCO Moderate Duration Fund	0.46%	0.56%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.70%	0.80%	N/A	0.75%	0.75%	N/A
PIMCO Total Return Fund	0.46%	0.56%	0.66%	0.46%	0.55%	0.55%	0.55%
PIMCO Total Return Fund II	0.50%	0.60%	N/A	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.50%	N/A	N/A	N/A	0.60%	N/A	N/A
PIMCO Total Return Fund V	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	N/A
PIMCO Total Return ESG Fund	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	N/A
1
This share class was not operational during the fiscal year ended March 31, 2024.
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Advisory Fees.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2024, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):
Fund	Advisory Fees(1) All Classes
PIMCO Climate Bond Fund	0.25%
PIMCO Dynamic Bond Fund	0.55%
PIMCO Extended Duration Fund	0.25%
PIMCO GNMA and Government Securities Fund	0.25%
PIMCO Investment Grade Credit Bond Fund	0.25%
PIMCO Long Duration Total Return Fund	0.25%
PIMCO Long-Term U.S. Government Fund	0.225%
PIMCO Low Duration Opportunities Fund	0.25%
PIMCO Moderate Duration Fund	0.25%
PIMCO Mortgage-Backed Securities Fund	0.25%
PIMCO Mortgage Opportunities and Bond Fund	0.35%

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Fund	Advisory Fees(1) All Classes
PIMCO Total Return Fund	0.25%
PIMCO Total Return Fund II	0.25%
PIMCO Total Return Fund IV	0.25%
PIMCO Total Return Fund V	0.25%
PIMCO Total Return ESG Fund	0.25%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 130.
A discussion of the basis for the Board of Trustees’ approval of the Funds' investment advisory contract is available in the Funds' Form N-CSR filed with the SEC for the fiscal half-year ended September 30, 2023.
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Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
For the fiscal year ended March 31, 2024, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):
	Supervisory and Administrative Fees(1)
Fund	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Climate Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Dynamic Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.35%	N/A	N/A	0.40%(2)	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Investment Grade Credit Bond Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	N/A	N/A	0.40%	0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.250%	0.350%	0.450%(2)	N/A	0.350%	0.350%	N/A
PIMCO Low Duration Opportunities Fund	0.30%	0.40%	N/A	N/A	0.45%	0.45%	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Total Return Fund	0.21%	0.31%	0.41%	0.21%	0.30%	0.30%	0.30%
PIMCO Total Return Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	N/A	N/A	N/A	0.35%	N/A	N/A
PIMCO Total Return Fund V	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
PIMCO Total Return ESG Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 130.
2
This share class was not operational during the fiscal year ended March 31, 2024.
Expense Limitation Agreement
PIMCO has contractually agreed, through July 31, 2025, to waive a portion of each Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to

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reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreements
PIMCO has contractually agreed, through July 31, 2025, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Climate Bond Fund, PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Investment Grade Credit Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Total Return Fund, PIMCO Total Return Fund V and PIMCO Total Return ESG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
PIMCO has contractually agreed through July 31, 2025, to waive its advisory fee by 0.05% of the average daily net assets attributable to the PIMCO Dynamic Bond Fund. This Fee Waiver Agreement may be terminated by the Trust upon 90 days’ prior written notice to PIMCO.
The PIMCO Total Return and PIMCO Total Return ESG Funds (each, an “Investing Fund”) may invest in other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund,” and collectively, the “Underlying Funds”). Each Investing Fund pays advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to the Investing Fund's shares. The Investing Fund also indirectly pays its proportionate share of the advisory fees, supervisory and administrative fees and management fees charged by PIMCO to the Underlying Funds in which the Fund invests (collectively, the “Underlying PIMCO Fund Fees”). With respect to each Investing Fund, PIMCO has contractually agreed, through July 31, 2025, to waive first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the Investing Fund in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Investing Fund in connection with its investments in Underlying Funds up to a maximum waived amount that is equal to the Investing Fund's aggregate advisory fee and supervisory fee. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.
Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Mortgage Opportunities and Bond	Joshua Anderson	10/12*
Managing Director, PIMCO. Mr. Anderson is a portfolio manager focusing on global structured credit investments. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

PIMCO Investment Grade Credit Bond	Amit Arora	10/16
Executive Vice President, PIMCO. He is a portfolio manager on the global corporate bond team. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading, at J.P. Morgan. Mr. Arora was previously with Bear Stearns as a managing director on the structured credit derivatives trading desk, responsible for pricing, trading and hedging of all non-single name credit derivative products in investment grade and high yield credits. Before joining Bear Stearns, he worked on the foreign exchange Treasury desk at
Citibank. He has investment experience since 1997 and holds an MBA from NYU Stern
School of Business and a bachelor’s degree in mechanical engineering from the Indian
Institute of Technology (IIT Bombay). He is a Certified Financial Risk Manager (FRM).

PIMCO Climate Bond	Regina Borromeo	6/23
Executive Vice President, PIMCO. Ms. Borromeo is a portfolio manager and a senior member of PIMCO’s global credit team. She focuses on multi-sector credit as well as ESG-oriented credit and income strategies. She is a member of PIMCO’s ESG (environmental, social, and governance) portfolio management team and PIMCO PRIDE EMEA ERG Committee. Prior to joining PIMCO in 2022, Ms. Borromeo was a senior portfolio manager and director of global fixed income at Robeco UK Limited, overseeing investments across a variety of credit and
ESG-oriented strategies. Prior to that, Ms. Borromeo was a portfolio manager and head of international high yield at Brandywine Global Investment Management (Europe). She also held roles at Morgan Stanley Investment Management as vice president, senior research analyst and portfolio manager, global fixed income, and at Goldman Sachs. She has investment experience since 2001 and holds a bachelor of arts from the University of
Pennsylvania.

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Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Climate Bond PIMCO Total Return V PIMCO Total Return ESG	Jelle Brons	12/19* 5/23* 4/19
Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for
CreditDelta, a credit market and portfolio analysis tool. He has investment experience since
2002 and holds a master’s degree in actuarial science and econometrics from the University of Amsterdam and a master’s degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk
Manager (FRM).

PIMCO Climate Bond	Grover Burthey	8/22
Executive Vice President, PIMCO. Mr. Burthey is head of ESG portfolio management, leading
ESG investment activity and the ESG analyst team. He also focuses on infrastructure investment opportunities. He re-joined PIMCO in 2019. From 2017 to 2019, Mr. Burthey served as Deputy Assistant Secretary for Policy at the U.S. Department of Transportation,
where he led several infrastructure policy initiatives, including discretionary grants and federal loans. He originally joined PIMCO in 2012 and was a portfolio manager on the structured credit desk, focusing on commercial real estate, mortgage-backed securities, and corporate debt. Prior to that, he was with HSBC’s debt capital markets group. He has investment experience since 2007 and holds an MBA from the Stanford Graduate School of Business and a bachelor’s degree in economics from the Wharton School of the University of Pennsylvania.

PIMCO Extended Duration
PIMCO GNMA and Government Securities
PIMCO Long Duration Total Return
PIMCO Long-Term U.S. Government
PIMCO Moderate Duration
PIMCO Mortgage-Backed Securities
PIMCO Total Return II
	Mike Cudzil	2/16 1/13 2/16 2/16 7/18 1/13 10/22	Managing Director, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.
PIMCO GNMA and Government Securities PIMCO Mortgage-Backed Securities PIMCO Mortgage Opportunities and Bond	Munish Gupta	8/22 8/22 8/22
Executive Vice President, PIMCO. Mr. Gupta is a portfolio manager in the Newport Beach office, focusing on agency mortgage-backed securities and structured products. Prior to joining PIMCO in 2018, he was a founding member and senior portfolio manager at Nara
Capital. Previously, he was a managing director at Structured Portfolio Management (SPM)
and held research and portfolio strategy positions at various buy-side firms. He has investment experience since 2002 and holds master's degrees in electrical engineering from the University of Cincinnati and in quantitative and computational finance from the Georgia
Institute of Technology. He received his undergraduate degree from the Thapar Institute of
Engineering and Technology in India.

PIMCO GNMA and Government Securities PIMCO Mortgage-Backed Securities PIMCO Mortgage Opportunities and Bond	Daniel Hyman	7/12 7/12 10/12*
Managing Director, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit
Suisse where he traded Agency pass-throughs.

PIMCO Dynamic Bond PIMCO Total Return PIMCO Total Return IV	Daniel J. Ivascyn	9/14 10/22 10/22
Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in
1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments. He has investment experience since
1992 and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.

PIMCO Investment Grade Credit Bond PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG PIMCO Total Return V	Mark Kiesel	11/02 9/14 9/14 9/14 9/14 5/23*
CIO Global Credit and Managing Director, PIMCO. He is a member of the PIMCO Investment
Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Climate Bond	Samuel Mary	12/19*
Senior Vice President, PIMCO. Mr. Mary is an ESG research analyst, focused on the integration of ESG (environmental, social, and governance) factors into PIMCO’s portfolio management and credit research. He also leads PIMCO’s research on climate change. Prior to joining
PIMCO in 2018, he worked as a senior ESG and sustainability research analyst at Kepler
Cheuvreux, where he was responsible for the group’s thematic and impact investing research product, ESG corporate access and in-house ESG integration framework, based on methodologies that integrate ESG issues within fundamental equity analysis for specific sectors. He has investment experience since 2011 and holds a master’s degree in management with a specialization in finance from ESCP Europe. He was Extel’s top-ranked individual for SRI Research in 2017, based on surveys of UK asset managers.

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Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Dynamic Bond
PIMCO Investment Grade Credit Bond
PIMCO Long Duration Total Return
PIMCO Low Duration Opportunities
PIMCO Total Return
PIMCO Total Return II
PIMCO Total Return IV
PIMCO Total Return V
PIMCO Total Return ESG
	Mohit Mittal	1/22 10/16 2/16 7/18 12/19 12/19 12/19 5/23* 12/19
CIO Core Strategies and Managing Director, PIMCO. Mr. Mittal is a member of the Investment
Committee and a portfolio manager for fixed income multi-sector portfolios across the duration and credit spectrum. As CIO Core Strategies, Mr. Mittal has leadership and oversight responsibilities for long-only strategies across PIMCO's Low and Moderate Duration, Total
Return, and Long Duration strategy suite. Morningstar named him winner of the 2020
U.S. Morningstar Award for Investing Excellence in the Rising Talent category. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007 and holds an
MBA from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO Mortgage Opportunities and Bond	Alfred Murata	10/12*
Managing Director, PIMCO. Mr. Murata is a portfolio manager focusing on mortgage- and asset-backed securities. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest-rate derivatives at Nikko Financial Technologies.

PIMCO Extended Duration PIMCO Long Duration Total Return PIMCO Long-Term U.S. Government	Steve Rodosky	7/07 7/07 7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO Dynamic Bond PIMCO Low Duration Opportunities PIMCO Moderate Duration	Marc Seidner	1/15 1/15 10/22
CIO Non-traditional Strategies and Managing Director, PIMCO. Mr. Seidner is head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014.
Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at
Fidelity Management and Research. He has investment experience since 1988 and holds an undergraduate degree in economics from Boston College.

PIMCO Moderate Duration	Jerome Schneider	10/22
Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

PIMCO Total Return PIMCO Total Return IV PIMCO Total Return V PIMCO Total Return ESG	Qi Wang	10/22 10/22 5/23* 10/22
CIO Portfolio Implementation and Managing Director, PIMCO. She oversees portfolio implementation, portfolio management analytics, and the PM data delivery platform. She is also a portfolio manager for PIMCO’s global macro hedge fund strategies and a member of the Investment Committee. Prior to joining PIMCO in 2010, she was with HBK Capital
Management for 11 years, most recently as a managing director and partner responsible for developed market fixed income. Ms. Wang was previously a fixed income analyst at Lehman
Brothers. She has investment experience since 1995 and holds a bachelor’s degree in economics and molecular biochemistry and biophysics from Yale University.

PIMCO Mortgage Opportunities and Bond	Jing Yang	7/18
Managing Director, PIMCO. Ms. Yang oversees the asset-backed securities portfolio management team in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and holds a Ph.D in Bioinformatics and a master’s degree in statistics from the University of Chicago

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

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Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). Please note all direct account requests or inquiries should be mailed to the Trust’s transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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Classes of Shares
Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.
The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust’s multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.
Sales Charges
Initial Sales Charges — Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.
PIMCO Climate Bond Fund, PIMCO Total Return ESG Fund and PIMCO Total Return Fund V - Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000+	0.00%	0.00%*
*
As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Contingent Deferred Sales Charges - Class A Shares” below.
All other Funds — Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*
*
As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $1,000,000 or more of Class A shares will be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Sales at Net Asset Value” and “Contingent Deferred Sales Charges – Class A Shares” below.
Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the SAI.
Combined Purchase Privilege and Right of Accumulation (Breakpoints).   A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a

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single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A, Class C and Class C-2 shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).
The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.
*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).
Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent.   Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Total Return ESG Fund and PIMCO Total Return Fund V for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.
In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.
Effective June 3, 2024, any current Letter of Intent (LOI) under which Class A Shares of PIMCO Mortgage-Backed Securities Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested in that Fund before June 3, 2024. This change may also apply to the LOIs described in Appendix B – Financial Firm Specific Sales Charge Waivers and Discounts. Please check with your financial intermediary.
Reinstatement Privilege.   A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.
Method of Valuation of Accounts.   To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).
Sales at Net Asset Value.   In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services; trustees or other fiduciaries purchasing shares through certain group omnibus plans (such a 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost. Please see the SAI for additional details.

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If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.
Required Shareholder Information and Records.   In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:
■
all of the investor’s accounts held directly with the Trust or through a financial firm;
■
any account of the investor at another financial firm; and
■
accounts of Qualifying Investors, at any financial firm.
The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 1.888.87.PIMCO.
Contingent Deferred Sales Charges
Class A Shares
Unless you are eligible for a waiver, if you purchase $1,000,000 ($250,000 in the case of the PIMCO Total Return ESG Fund and PIMCO Total Return Fund V) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase.
The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.
Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.
Class C Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*
Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.
How CDSCs will be Calculated
A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
The following rules apply under the method for calculating CDSCs:
■
Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
■
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
■
CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
■
In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.
For example, the following illustrates the operation of the Class C CDSC:
■
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.
Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with

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certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship and/or there will be minimal cost borne by the Distributor associated with the redemption; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; redemptions by a shareholder who is a participant making periodic purchases through certain employer sponsored retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed. Please see the SAI for additional details.
Shares Purchased or Held Through Financial Firms
The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
No Sales Charges — Class R Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.
The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.
Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Purchasing Shares – Class R” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.
Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.
Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.
These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

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No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial professional or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.
An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.
Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.
Institutional Class  shares are offered for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
I-2  shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.
I-3  shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-3 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm.
Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Administrative Class  shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.
Distribution and Servicing (12b-1) Plans
Class A, Class C and Class R Shares.   The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.
Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%
Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Administrative Class Shares.   The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class

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shares, and may cost you more than paying other types of sales charges, such as sales charges that are deducted at the time of investment.
The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Administrative Class	Distribution and/ or Servicing Fee
All Funds	0.25%
Servicing Arrangements
Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.
These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.
Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial professionals through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.
Revenue Sharing/Marketing Support.   The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial professionals and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates. The Distributor also makes payments to one or more financial firms based on the levels of advisory fees of the Funds.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of (a) 0.10% of gross sales of Class A and Class C

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shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”); or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series as of the effective date of a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude.Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.
Model Portfolios.   Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients invested in the Funds, the advisory fee, the total expense ratio (not including interest expenses), or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.
Ticket Charges.   In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.   In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which in some instances is held virtually), meals and small gifts and pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.   In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial

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firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. Some platform support arrangements also may entitle the Distributor or PIMCO to ancillary benefits such as reduced fees to attend a financial firm’s event or conference or elimination of one-time setup fees, such as CUSIP charges that financial firms otherwise may charge. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds.
Payments.   Payments for items including event support, platform support, data and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder’s financial professional and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the SAI.
Purchases, Redemptions and Exchanges
The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
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Automated telephone and wire transfer procedures
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Automatic purchase, exchange and withdrawal programs
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A link from your PIMCO Fund account to your bank account
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Special arrangements for tax-qualified retirement plans
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Investment programs which allow you to reduce or eliminate the initial sales charges
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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs
In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.
If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

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The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.
Purchasing Shares — Class A and Class C
You can purchase Class A or Class C shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker- dealer or other financial firm will normally be held in your account with that firm.
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Through the Distributor.  You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.
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Investment Minimums — Class A and Class C Shares.  The following investment minimums apply for purchases of Class A and Class C shares.
Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund
Purchasing Shares — Class R
Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Class R Shares” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.
Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.
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Investment Minimums — Class R Shares.  There is no minimum initial or additional investment in Class R shares.
To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.
The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler’s check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.
Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class
Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares” above.
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Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares.  The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.
Initial Investment	Subsequent Investments
$1 million per account	None
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Initial Investment.  Investors who wish to invest in Institutional Class  and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See “No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares.” The completed Account Application may be submitted using the following methods:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds

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P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:
PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest
Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 1.888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). Under normal circumstances, in order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.
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Additional Investments.  An investor may purchase additional Institutional Class  and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.
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Other Purchase Information.  Purchases of a Fund’s Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.
Purchasing Shares — Additional Information
The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies, except as otherwise allowed by law or applicable Fund policy. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
In the interest of economy and convenience, certificates for shares will not be issued.
Redeeming Shares — Class A and Class C
You can redeem (sell) Class A or Class C shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.
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Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 1.888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
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Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
1.
a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
2.
for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;

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3.
any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
4.
any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.
If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.
The SAI describes a number of additional ways you can redeem your shares, including:
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Telephone requests to the Transfer Agent
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Online Account Access
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Expedited wire transfers
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Automatic Withdrawal Plan
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Automated Clearing House (ACH) Network
Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.
Redeeming Shares — Class R
Class R shares may be redeemed through the investor’s plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.
Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust’s Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust’s Transfer Agent and may charge for their services.
Redeeming Shares — Institutional Class  and Administrative Class
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Redemptions in Writing.  Investors may redeem (sell) Institutional Class  and Administrative Class shares by sending a facsimile, written request or e-mail as follows:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.
Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.
All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
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Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class  and Administrative Class shares by calling the Trust at 1.888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.
Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.
Redemptions Online
An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.
Redeeming Shares — I-2 and I-3
An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.
Redeeming Shares — Additional Information
Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.
For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust’s procedures, as more fully described below.
Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may

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be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.
In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, in-kind transactions, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Funds' use of redemptions in kind is discussed below.
Redemptions In Kind
The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or
SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.
Minimum Account Size
Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.
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Class A and Class C.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
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Institutional Class and Administrative Class.  If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Request for Multiple Copies of Shareholder Documents
To reduce expenses related to mailings of shareholder documents, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be sent to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Exchanging Shares
You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. You may also exchange Class C shares of a Fund for Class C-2 shares of any other fund of the Trust, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.
Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.
An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the SAI.
Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.
If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121- 9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.
Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.
The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.
The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.
Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations
Under normal circumstances, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, each Fund may (i) close trading early (in which the time as of which NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and

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redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Trust is open for business.
Under normal circumstances, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.
Abusive Trading Practices
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.
Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.
Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.
The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund’s portfolio holdings and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.
Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

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Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.
Information Regarding State Escheatment Laws
Fund accounts can be considered abandoned property. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund (or the broker or custodian of record having beneficial owner information) may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. Typically, an investor’s last known address of record determines the state that has jurisdiction.
The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund.
Verification of Identity and Compliance with Economic Sanctions and Anti-Money Laundering Laws
To help the federal government combat the funding of terrorism and money laundering activities, federal law generally requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name, or the names of such control person(s) and/or beneficial owners of legal entity customers, appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless there is an applicable exception or exemption, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above, unless there is an applicable exception or exemption.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, and a Fund or its affiliates or agents may request information about the investor’s source of funds and source of wealth before permitting investment in the Fund.
After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified and all other requested information is provided to the Fund’s satisfaction. A Fund also may close or freeze your account and redeem your shares or take other appropriate action if it is unable to verify your identity or obtain the requested information within a reasonable time at any point in the lifecycle of the account.
The Funds and their affiliates are subject to various anti-money laundering laws in addition to those set forth above, as well as laws that restrict them from dealing with entities, individuals, organizations and/or investments that are subject to applicable sanctions regimes. Each investor acknowledges that (i) if the Funds or their affiliates or agents reasonably believe that such investor (or any of its underlying beneficial owners) is the subject or target of relevant economic or trade sanctions program or has used proceeds of crime to fund their investment, or (ii) if otherwise required by applicable law or regulation, the Funds or their affiliates or agents may, in their sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulations, including but not limited to freezing, segregating or redeeming such investor’s subscription in the Funds and/or making disclosures to appropriate regulators. In this event, the affected investor shall have no claim against the Fund or any of its affiliates or agents, for any form of damages that result from any of the aforementioned actions.
How Fund Shares are Priced
The price of a Fund’s shares is based on a Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.
On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its

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NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee's policies and procedures govern the Valuation Designee's selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”). Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by
Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

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Under certain circumstances, the per share NAV of a class of a Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.
Fund Distributions
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.
In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.
Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.
Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.
If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.
A Class A, Class C or Class R shareholder may choose from the following distribution options:
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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 1.888.87.PIMCO.
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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 1.888.87.PIMCO.
The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.
Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.
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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.

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Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
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Taxes on Redemption or Exchanges of Shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Important Tax Reporting Considerations.  Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099- B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund in its
Account Application or by written instruction that it is a C corporation, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
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Backup Withholding.  Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes.  A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Funds.
Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Funds described under “Fund Summaries” and “Description of Principal Risks” above. It also describes

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characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time, including for the same or similar investments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Fund when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant shareholder purchases and redemptions may adversely impact a Fund’s portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Certain PIMCO Funds (the “PIMCO Funds of Funds”) invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. Similarly, other PIMCO-advised funds (the “Investing Funds”), may invest a portion of their assets in Underlying PIMCO Funds. In some cases, the PIMCO Funds of Funds, the PIMCO-Advised Investing Funds and certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds, the PIMCO-Advised Investing Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds, the PIMCO-Advised Investing Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Adverse impacts to an Underlying PIMCO Fund, such as these examples, may be exacerbated when the Underlying PIMCO Fund is invested in by another fund, such as a PIMCO-Advised Investing Fund, that itself is invested in by other funds. Such structures could make asset flows, performance and other factors more volatile at the Underlying PIMCO Fund level. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, and the PIMCO-Advised Investing Funds may invest a portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.
Investment Selection
Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities

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generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. In selecting investments for a Fund, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO's discretion.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this Prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loans, including participations in and assignments thereof;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Funds, to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute

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interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities. The U.S. Government Securities in which a Fund may invest may pay fixed, floating, variable, or adjustable interest rates.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
Municipal Bonds
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of a Fund to sell its municipal bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. Municipal Bonds may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years including, for example, the physical impairment of a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks could adversely impact the value of a Fund’s Municipal Bond investments. The types of Municipal Bonds in which a Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed to maturity Municipal Bonds and other debt instruments and pools of any of the foregoing. A Fund may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. A Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case

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the Fund will be subject to leverage risk. The use of tender option bonds typically will impact a Fund’s duration and cause the Fund to be subject to increased duration and interest rate risk.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A to-be-announced (“TBA”) transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as issuer, maturity, coupon, face value, price and the settlement date. The actual pools delivered generally are determined two days prior to the settlement date.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The values of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk.  Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the PIMCO Total Return IV and PIMCO Mortgage Opportunities and Bond Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. The PIMCO Mortgage Opportunities and Bond Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.
Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Each Fund (except the PIMCO Total Return Fund IV) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.
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Privately Issued Mortgage-Related Securities.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower

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characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Loan Participations and Assignments
Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Reinvestment
Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund’s portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund’s NAV, yield and total return.
Focused Investment
To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; contagion risk within a particular industry or sector; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Bank Capital Securities and Trust Preferred Securities
There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

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High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Investments in distressed securities often involve increased control position risk and litigation risk. PIMCO may take actions in a stressed or distressed situation which results in disputes or litigation, which could impose costs on the Fund and could result in actions which decrease the value of the securities held by the Fund.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Mortgage Opportunities and Bond Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset- backed IO, PO or inverse floater securities. The PIMCO Mortgage Opportunities and Bond Fund many invest up to 10% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities. Except with respect to the PIMCO Total Return Fund IV, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposures often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposures may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO Total Return Fund and the PIMCO Total Return Fund IV may not purchase common stock of operating companies, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions.  Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights.  Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Foreign (Non-U.S.) Securities
Each Fund (except the PIMCO Long-Term U.S. Government and PIMCO Total Return II Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are: foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of the imposition of sanctions and other similar measures, nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and

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risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to the imposition of sanctions and other similar measures, price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment

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opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Total Return Fund IV may not engage in options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.
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Redenomination.  Uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has at times created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of.
A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
Repurchase Agreements
Each Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for a Fund.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund (except the PIMCO Total Return Fund IV) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. The PIMCO Total Return Fund IV may enter into dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated

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to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.
Each Fund (except the PIMCO Total Return Fund IV) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to one-third of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC. The PIMCO Total Return Fund IV may not borrow in excess of 10% of the value of its respective total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.
Derivatives
Each Fund may, but is not required to, use derivatives and other similar instruments (referred to collectively as “derivatives”) for risk management purposes or as part of its investment strategies. Investments in derivatives may take the form of buying and/or writing (selling) derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund’s objective and policies. The PIMCO Total Return Fund IV will seek to limit exposure to interest rate swaps to 10% of its total assets and will limit exposure to credit default swaps to 5% of its total assets. The PIMCO Total Return Fund IV will not invest in options. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the SAI.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.
Management Risk.   Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Counterparty Risk (including Credit Risk).   The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Counterparty risk also refers to the risks of having concentrated exposure to a counterparty.
Market and Fund Liquidity Risk.   Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
Leverage Risk.   Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.
Lack of Availability.   Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative

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instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks.   Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, or impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Other risks in using derivatives include the risk of mispricing and improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Operational and Legal Risk.   Using derivatives is also subject to operational and legal risks. Operational risk generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Correlation Risk.   In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund’s return is net of fees and expenses. In this regard, the Funds offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include a possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, loss to casualty or condemnation, and changes in local and general economic conditions. Additionally, an investment in REITs, and investing in the real estate market generally, is subject to risks involved with supply and demand, including reduced demand for properties or real

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estate-related services, reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Real estate securities may have limited diversification and, therefore, tend to be subject to risks inherent in operating and financing a limited number of projects. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Delayed Funding Loans and Revolving Credit Facilities
Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. In accordance with current federal securities laws, rules and staff positions, the PIMCO Total Return Fund IV will segregate or “earmark” cash equivalent securities to cover obligations associated with forward commitments, including to be announced mortgage-backed securities.
Investment in Other Investment Companies
Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent a Fund invests in other investment companies that are advised by PIMCO, PIMCO expects to select such investments without considering or canvassing the universe of available unaffiliated investment companies.
Each Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series

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of the registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
Small-Cap and Mid-Cap Companies
Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund (except the PIMCO Total Return Fund IV) may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, a Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Illiquid Investments
Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than “illiquid” pursuant to a Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Fund Distribution Rates
Although certain Funds may seek to maintain level distributions, such Funds’ distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
For instance, during periods of low or declining interest rates, a Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund (except the PIMCO Total Return Fund IV) may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles,

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including affiliated money market or short-term mutual funds. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent such cash collateral is invested in an affiliated money market or short-term mutual fund, such fees generally will not be waived, and PIMCO expects to select such an investment without considering or canvassing the universe of available unaffiliated investment companies. A Fund bears the risk of such investments.
Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see a Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds  that were operational during the last fiscal year.
Temporary Defensive Positions
For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When a Fund engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund’s total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund’s custody account. Cash assets are generally not income-generating and would impact a Fund’s performance.
Changes in Investment Objectives and Policies
The investment objectives of each of the PIMCO Climate Bond, PIMCO Extended Duration, PIMCO Long Duration Total Return, PIMCO Mortgage Opportunities and Bond, PIMCO Total Return IV and PIMCO Dynamic Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objectives of each other Fund are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO GNMA and Government Securities, PIMCO Investment Grade Credit Bond, PIMCO Long-Term U.S. Government Bond, PIMCO Mortgage-Backed Securities, PIMCO Strategic Bond Fund and PIMCO Dynamic Bond Funds has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Fund could receive a higher rating or a lower rating during the period in which they are held by a Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.

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Additional Information Regarding Certain Screens Used by PIMCO Total Return Fund V
As noted above, PIMCO Total Return Fund V will not invest in the securities of any non-governmental issuer known to (1) derive gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials, (2) provide abortions or manufacture abortifacients (and entities that own or are owned thereby), (3) manufacture products intended for contraception, (4) engage in certain types of stem cell research (including the use of embryonic or fetal stem cells to develop products), or (5) produce and/or retail cannabis for recreational use. In analyzing whether an issuer meets any of the criteria described above, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party to determine whether an issuer is known to be engaged in an activity, including research and screens employed for certain values-based or Catholic institutions such as the MSCI Catholic Values Screening Methodology and related research. PIMCO may also apply additional screens and exclusions. For example, where an issuer is not covered by a third-party, PIMCO may conduct additional reviews to determine whether an investment is consistent with the philosophy of these screens and/or exclusions.
Issuers may be identified as known to be engaged in an activity by an independent third-party (whose methodology is summarized herein as of September 2022) using a combination of industry classifications, business descriptions and keyword searches in select company filings to identify issuers that could have involvement in one or more of the covered activities described above. Issuers found without any potential involvement in a covered activity during this step are generally treated as not involved in the activity by such third-party. If the initial review process identifies the potential for involvement, an analyst of the third-party may review an issuer’s regulatory filings, annual reports, company websites and third-party sources, including news, media and non-governmental organizations, to determine if a company is in fact involved in one of the covered activities. If after this step there is no evidence to flag the company for one of the covered activities, then the company generally is treated as not involved in the activity by the third-party. If, however, during the screening process or analyst review evidence is captured relating to the company’s involvement in a covered activity, then the company generally is treated as involved in the activity by the third-party. The third-party may only refresh its research periodically. With respect to abortion, abortifacients and stem cell research, the third-party may in addition to, or in lieu of, the above utilize surveys of issuers. An issuer may be classified as not involved in an activity if it does not respond in the affirmative to such surveys. There can be no guarantee that the activities of the companies identified for investment (or exclusion) by the Fund will align with the principles of a faith-based investor.
Below is additional information regarding these screens as of September 2022:
■
Adult Entertainment Materials.  Adult entertainment materials generally are those in which the dominant theme is
“sexually explicit” conduct. This screen is intended to exclude companies deriving gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials. Companies involved in the independent wholesale of such materials generally are viewed as distributors thereof. In addition, companies that operate specialty stores or online sites for adult entertainment materials generally are viewed as retailers thereof.
■
Abortion Providers and Abortifacient Manufacturers.  This screen generally is intended to exclude companies with an industry tie to abortion or abortifacients, including abortion providers, acute care facility operators, abortifacient manufacturers, and issuers that own or are owned by one of the foregoing. (Abortifacients generally are drugs, compounds or chemicals that result in the termination of a pregnancy or that are otherwise recognized as having significant secondary use in the termination of pregnancy. The following are not intended to be excluded: companies that solely market, license, or distribute abortifacients; companies that manufacture non-abortifacient specific products such as saline solution; companies that retail or prescribe abortifacients, such as pharmacies; companies that manufacture abortifacient drugs exclusively for research or animal use; and/or companies that produce drugs that include abortion as a side effect.)
■
Contraceptive Manufacturers.  Contraceptives include: hormonal contraceptives; vaginal barriers; intrauterine devices; contraceptive implants; spermicide; and permanent contraceptives. This screen is not intended to encompass retailers, distributors, insurers, supporters or researchers of contraceptives.
■
Stem Cell Research Providers.  This screen focuses on companies engaged in stem cell research using cells derived from human embryos or human fetal tissue, companies that use fetal cell lines in the development of vaccines and other biologics, companies that develop or produce products for scientific research specifically on embryonic or fetal stem cells and companies that use embryonic or fetal stem cells to develop products.
■
Recreational Cannabis.  Companies involved in the production or retail of cannabis for recreational use. This screen generally is not intended to encompass companies involved with synthetic cannabis or chemicals, CBD, complementary products, support services, farming equipment, marketing, technology, transportation, leasing, or medical cannabis.
MSCI Catholic Values Screening Methodology and related research provide information on companies involved in specific business activities of concern to Catholic investors to assist asset managers in analyzing investment decisions, including exclusionary screening factors, underlying metrics and thresholds, to determine whether a non-governmental issuer meets any of the criteria described above.

August 1, 2024 | Prospectus  127

PIMCO Funds

Additional Information Regarding Certain Screens Used by PIMCO Total Return ESG Fund
As noted above, the PIMCO Total Return ESG Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the (1) manufacture of alcoholic beverages, tobacco products or military equipment, (2) operation of gambling casinos, (3) production or distribution of adult entertainment materials, (4) oil industry, including extraction, production, and refining or (5) production, distribution of coal and coal fired generation. In analyzing whether an issuer meets any of the criteria described above, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party. PIMCO may also apply additional screens and exclusions. For example, where an issuer is not covered by a third-party, PIMCO may conduct additional reviews to determine whether an investment is consistent with the philosophy of these screens and/or exclusions.
Additional Information Regarding Certain Screens Used by PIMCO Climate Bond Fund
As noted above, the PIMCO Climate Bond Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. In analyzing whether an issuer meets any of the criteria described above, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party. PIMCO may also apply additional screens and exclusions. For example, where an issuer is not covered by a third-party, PIMCO may conduct additional reviews to determine whether an investment is consistent with the philosophy of these screens and/or exclusions.
Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.
Geopolitical Conflicts
The occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. For example, following Russia’s large-scale invasion of Ukraine in February 2022, Russia, and other countries, persons and entities that were viewed as having provided material aid to Russia’s aggression against Ukraine, became the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors, and on a Fund’s investments.
Cyber Security
As the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the digital information systems that support a Fund (e.g., through “hacking,” ransomware or malicious software coding) or outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), but may also result from intentionally or unintentionally harmful acts of PIMCO personnel. In addition, cyber security breaches involving third party service providers that provide services to PIMCO or a Fund (including but not limited to vendors, advisers, sub-advisers, administrators, transfer agents, regulatory authorities, custodians, registry operators, distributors and other third parties), trading counterparties and issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. PIMCO's use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by a Fund, PIMCO and its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, PIMCO or its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

128  Prospectus | PIMCO Funds

Prospectus

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Funds and the investment adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the investment adviser will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which a Fund invests.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair a Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

August 1, 2024 | Prospectus  129

PIMCO Funds

Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Class A shares of the PIMCO Extended Duration Fund, I-3 shares of the PIMCO Long-Term U.S. Government Fund and I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Total Return Fund V had not commenced operations during the periods shown, financial performance information is not provided for the share classes. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in Form N-CSR filed with the SEC. The financial statements are available free of charge by calling the Trust at the phone number on the back of this prospectus. The financial statements are also available for download free of charge on the Trust’s Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO Climate Bond Fund
Institutional Class
03/31/2024	$8.56	$0.29	$0.22	$0.51	$(0.23)	$0.00	$(0.06)	$(0.29)
03/31/2023	9.56	0.23	(0.69)	(0.46)	(0.54)	0.00	0.00	(0.54)
03/31/2022	10.23	0.17	(0.59)	(0.42)	(0.21)	(0.04)	0.00	(0.25)
03/31/2021	9.47	0.14	0.85	0.99	(0.21)	(0.02)	0.00	(0.23)
12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)
I-2
03/31/2024	$8.56	$0.28	$0.22	$0.50	$(0.22)	$0.00	$(0.06)	$(0.28)
03/31/2023	9.56	0.22	(0.69)	(0.47)	(0.53)	0.00	0.00	(0.53)
03/31/2022	10.23	0.16	(0.59)	(0.43)	(0.20)	(0.04)	0.00	(0.24)
03/31/2021	9.47	0.14	0.84	0.98	(0.20)	(0.02)	0.00	(0.22)
12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)
I-3
03/31/2024	$8.56	$0.29	$0.21	$0.50	$(0.22)	$0.00	$(0.06)	$(0.28)
03/31/2023	9.56	0.22	(0.69)	(0.47)	(0.53)	0.00	0.00	(0.53)
03/31/2022	10.23	0.16	(0.60)	(0.44)	(0.19)	(0.04)	0.00	(0.23)
03/31/2021	9.47	0.13	0.85	0.98	(0.20)	(0.02)	0.00	(0.22)
12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)
Class A
03/31/2024	$8.56	$0.26	$0.22	$0.48	$(0.20)	$0.00	$(0.06)	$(0.26)
03/31/2023	9.56	0.19	(0.68)	(0.49)	(0.51)	0.00	0.00	(0.51)
03/31/2022	10.23	0.13	(0.59)	(0.46)	(0.17)	(0.04)	0.00	(0.21)
03/31/2021	9.47	0.10	0.85	0.95	(0.17)	(0.02)	0.00	(0.19)
12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	0.00	(0.04)
Class C
03/31/2024	$8.56	$0.20	$0.21	$0.41	$(0.13)	$0.00	$(0.06)	$(0.19)
03/31/2023	9.56	0.13	(0.69)	(0.56)	(0.44)	0.00	0.00	(0.44)
03/31/2022	10.23	0.05	(0.59)	(0.54)	(0.09)	(0.04)	0.00	(0.13)
03/31/2021	9.47	0.03	0.85	0.88	(0.10)	(0.02)	0.00	(0.12)
12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	0.00	(0.02)
PIMCO Dynamic Bond Fund
Institutional Class
03/31/2024	$9.56	$0.49	$0.23	$0.72	$(0.45)	$0.00	$0.00	$(0.45)
03/31/2023	10.26	0.36	(0.62)	(0.26)	(0.44)	0.00	0.00	(0.44)
03/31/2022	10.84	0.35	(0.73)	(0.38)	(0.20)	0.00	0.00	(0.20)
03/31/2021	9.99	0.41	0.79	1.20	(0.35)	0.00	0.00	(0.35)
03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)
I-2
03/31/2024	$9.56	$0.48	$0.23	$0.71	$(0.44)	$0.00	$0.00	$(0.44)
03/31/2023	10.26	0.35	(0.62)	(0.27)	(0.43)	0.00	0.00	(0.43)
03/31/2022	10.84	0.34	(0.73)	(0.39)	(0.19)	0.00	0.00	(0.19)
03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)
03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

130  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.78	6.08%	$15,948	0.61%	0.61%	0.50%	0.50%	3.44%	28%
8.56	(4.65)	11,684	0.59	0.59	0.51	0.51	2.59	38
9.56	(4.27)	16,998	0.51	0.51	0.51	0.51	1.65	26
10.23	10.48	13,684	0.54	0.54	0.51	0.51	1.36	79
9.47	(4.78)	5,131	0.50 *	1.84 *	0.50 *	1.84 *	1.79 *	21

$8.78	5.97%	$212	0.71%	0.71%	0.60%	0.60%	3.28%	28%
8.56	(4.75)	394	0.69	0.69	0.61	0.61	2.45	38
9.56	(4.37)	563	0.61	0.61	0.61	0.61	1.52	26
10.23	10.36	1,107	0.64	0.64	0.61	0.61	1.38	79
9.47	(4.82)	10	0.60 *	1.94 *	0.60 *	1.94 *	1.66 *	21

$8.78	5.93%	$559	0.76%	0.81%	0.65%	0.70%	3.39%	28%
8.56	(4.79)	81	0.74	0.79	0.66	0.71	2.44	38
9.56	(4.42)	86	0.66	0.71	0.66	0.71	1.54	26
10.23	10.31	47	0.69	0.74	0.66	0.71	1.27	79
9.47	(4.84)	20	0.65 *	2.04 *	0.65 *	2.04 *	1.61 *	21

$8.78	5.66%	$1,402	1.01%	1.01%	0.90%	0.90%	3.03%	28%
8.56	(5.04)	837	0.99	0.99	0.91	0.91	2.19	38
9.56	(4.65)	861	0.91	0.91	0.91	0.91	1.27	26
10.23	10.04	590	0.94	0.94	0.91	0.91	0.96	79
9.47	(4.90)	28	0.90 *	2.24 *	0.90 *	2.24 *	1.40 *	21

$8.78	4.88%	$67	1.76%	1.76%	1.65%	1.65%	2.34%	28%
8.56	(5.75)	22	1.74	1.74	1.66	1.66	1.45	38
9.56	(5.38)	22	1.66	1.66	1.66	1.66	0.44	26
10.23	9.22	59	1.69	1.69	1.66	1.66	0.28	79
9.47	(5.12)	50	1.65 *	2.99 *	1.65 *	2.99 *	0.66 *	21

$9.83	7.67%	$2,110,254	0.93%	0.96%	0.78%	0.81%	5.15%	528%
9.56	(2.53)	1,982,406	0.84	0.84	0.81	0.81	3.64	174
10.26	(3.59)	3,128,636	0.81	0.81	0.81	0.81	3.25	145
10.84	12.14	3,247,810	0.83	0.83	0.81	0.81	3.87	431
9.99	(2.81)	2,767,966	0.85	0.85	0.81	0.81	3.79	433

$9.83	7.56%	$187,383	1.03%	1.06%	0.88%	0.91%	5.06%	528%
9.56	(2.63)	237,252	0.94	0.94	0.91	0.91	3.57	174
10.26	(3.68)	330,748	0.91	0.91	0.91	0.91	3.17	145
10.84	12.03	324,410	0.93	0.93	0.91	0.91	3.77	431
9.99	(2.91)	314,077	0.95	0.95	0.91	0.91	3.69	433

August 1, 2024 | Prospectus  131

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
I-3
03/31/2024	$9.56	$0.46	$0.24	$0.70	$(0.43)	$0.00	$0.00	$(0.43)
03/31/2023	10.26	0.34	(0.62)	(0.28)	(0.42)	0.00	0.00	(0.42)
03/31/2022	10.84	0.33	(0.73)	(0.40)	(0.18)	0.00	0.00	(0.18)
03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)
03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)
Class A
03/31/2024	$9.56	$0.46	$0.22	$0.68	$(0.41)	$0.00	$0.00	$(0.41)
03/31/2023	10.26	0.32	(0.62)	(0.30)	(0.40)	0.00	0.00	(0.40)
03/31/2022	10.84	0.31	(0.74)	(0.43)	(0.15)	0.00	0.00	(0.15)
03/31/2021	9.99	0.37	0.79	1.16	(0.31)	0.00	0.00	(0.31)
03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)
Class C
03/31/2024	$9.56	$0.39	$0.22	$0.61	$(0.34)	$0.00	$0.00	$(0.34)
03/31/2023	10.26	0.25	(0.63)	(0.38)	(0.32)	0.00	0.00	(0.32)
03/31/2022	10.84	0.24	(0.75)	(0.51)	(0.07)	0.00	0.00	(0.07)
03/31/2021	9.99	0.28	0.80	1.08	(0.23)	0.00	0.00	(0.23)
03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)
Class R
03/31/2024	$9.56	$0.43	$0.22	$0.65	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2023	10.26	0.30	(0.63)	(0.33)	(0.37)	0.00	0.00	(0.37)
03/31/2022	10.84	0.28	(0.73)	(0.45)	(0.13)	0.00	0.00	(0.13)
03/31/2021	9.99	0.34	0.79	1.13	(0.28)	0.00	0.00	(0.28)
03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)
PIMCO Extended Duration Fund
Institutional Class
03/31/2024	$16.43	$0.28	$(2.03)	$(1.75)	$(0.24)	$(0.41)	$0.00	$(0.65)
03/31/2023~	22.56	0.52	(6.12)	(5.60)	(0.53)	0.00	0.00	(0.53)
03/31/2022~	28.48	0.84	0.36	1.20	(0.72)	(6.40)	0.00	(7.12)
03/31/2021~	44.36	1.12	(9.20)	(8.08)	(1.24)	(6.56)	0.00	(7.80)
03/31/2020~	31.32	0.84	13.04	13.88	(0.80)	0.00	(0.04)	(0.84)
I-2
03/31/2024	$16.43	$0.26	$(2.02)	$(1.76)	$(0.23)	$(0.41)	$0.00	$(0.64)
03/31/2023~	22.56	0.47	(6.09)	(5.62)	(0.51)	0.00	0.00	(0.51)
03/31/2022~	28.48	0.80	0.36	1.16	(0.68)	(6.40)	0.00	(7.08)
03/31/2021~	44.36	1.16	(9.28)	(8.12)	(1.20)	(6.56)	0.00	(7.76)
03/31/2020~	31.32	0.80	13.04	13.84	(0.76)	0.00	(0.04)	(0.80)
PIMCO GNMA and Government Securities Fund
Institutional Class
03/31/2024	$9.45	$0.33	$(0.07)	$0.26	$(0.37)	$0.00	$0.00	$(0.37)
03/31/2023	10.56	0.22	(0.84)	(0.62)	(0.48)	0.00	(0.01)	(0.49)
03/31/2022	11.36	0.10	(0.64)	(0.54)	(0.26)	0.00	0.00	(0.26)
03/31/2021	11.31	0.12	0.17	0.29	(0.24)	0.00	0.00	(0.24)
03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)
I-2
03/31/2024	$9.45	$0.32	$(0.07)	$0.25	$(0.36)	$0.00	$0.00	$(0.36)
03/31/2023	10.56	0.21	(0.84)	(0.63)	(0.47)	0.00	(0.01)	(0.48)
03/31/2022	11.36	0.08	(0.63)	(0.55)	(0.25)	0.00	0.00	(0.25)
03/31/2021	11.31	0.11	0.17	0.28	(0.23)	0.00	0.00	(0.23)
03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)
I-3
03/31/2024	$9.45	$0.32	$(0.07)	$0.25	$(0.36)	$0.00	$0.00	$(0.36)
03/31/2023	10.56	0.24	(0.87)	(0.63)	(0.47)	0.00	(0.01)	(0.48)
03/31/2022	11.36	0.10	(0.65)	(0.55)	(0.25)	0.00	0.00	(0.25)
03/31/2021	11.31	0.11	0.16	0.27	(0.22)	0.00	0.00	(0.22)
03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

132  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.83	7.52%	$16,639	1.15%(e)	1.23%(e)	0.93%(e)	1.01%(e)	4.79%	528%
9.56	(2.68)	2,635	0.98	1.03	0.95	1.00	3.44	174
10.26	(3.73)	9,557	0.96	1.01	0.96	1.01	3.08	145
10.84	11.98	6,803	0.98	1.03	0.96	1.01	3.78	431
9.99	(2.96)	3,615	1.00	1.05	0.96	1.01	3.65	433

$9.83	7.24%	$152,069	1.33%	1.36%	1.18%	1.21%	4.76%	528%
9.56	(2.92)	169,276	1.24	1.24	1.21	1.21	3.28	174
10.26	(3.97)	222,905	1.21	1.21	1.21	1.21	2.93	145
10.84	11.70	260,754	1.23	1.23	1.21	1.21	3.48	431
9.99	(3.20)	211,965	1.25	1.25	1.21	1.21	3.40	433

$9.83	6.45%	$10,084	2.08%	2.11%	1.93%	1.96%	4.02%	528%
9.56	(3.65)	12,832	1.99	1.99	1.96	1.96	2.51	174
10.26	(4.69)	19,276	1.96	1.96	1.96	1.96	2.26	145
10.84	10.86	29,487	1.98	1.98	1.96	1.96	2.67	431
9.99	(3.93)	76,545	2.00	2.00	1.96	1.96	2.69	433

$9.83	6.98%	$4,812	1.58%	1.61%	1.43%	1.46%	4.51%	528%
9.56	(3.17)	5,041	1.49	1.49	1.46	1.46	3.06	174
10.26	(4.21)	5,510	1.46	1.46	1.46	1.46	2.64	145
10.84	11.42	5,928	1.48	1.48	1.46	1.46	3.21	431
9.99	(3.44)	4,979	1.50	1.50	1.46	1.46	3.15	433

$14.03	(10.65)%	$551,213	6.20%	6.20%	0.50%	0.50%	1.93%	119%
16.43	(24.87)	604,478	2.99	2.99	0.50	0.50	3.01	119
22.56	1.18	695,468	0.54	0.54	0.50	0.50	2.84	73
28.48	(21.28)	1,052,474	0.63	0.63	0.50	0.50	2.81	220
44.36	44.99	1,387,952	1.71	1.71	0.50	0.50	2.39	179

$14.03	(10.74)%	$27,331	6.30%	6.30%	0.60%	0.60%	1.84%	119%
16.43	(24.95)	43,525	3.42 (e)	3.42 (e)	0.60 (e)	0.60 (e)	2.80	119
22.56	1.08	36,796	0.64	0.64	0.60	0.60	2.80	73
28.48	(21.35)	26,264	0.73	0.73	0.60	0.60	2.83	220
44.36	44.85	45,892	1.81	1.81	0.60	0.60	2.29	179

$9.34	2.91%	$592,930	1.46%	1.46%	0.50%	0.50%	3.63%	1,329%
9.45	(5.80)	554,311	1.33	1.33	0.50	0.50	2.24	1,167
10.56	(4.82)	541,861	0.52	0.52	0.50	0.50	0.86	1,082
11.36	2.57	891,491	0.51	0.51	0.50	0.50	1.08	1,091
11.31	6.89	665,068	0.83	0.83	0.50	0.50	2.58	903

$9.34	2.80%	$542,230	1.56%	1.56%	0.60%	0.60%	3.54%	1,329%
9.45	(5.90)	389,287	1.43	1.43	0.60	0.60	2.16	1,167
10.56	(4.92)	386,422	0.62	0.62	0.60	0.60	0.73	1,082
11.36	2.47	876,543	0.61	0.61	0.60	0.60	0.95	1,091
11.31	6.79	586,843	0.93	0.93	0.60	0.60	2.46	903

$9.34	2.75%	$79,892	1.61%	1.66%	0.65%	0.70%	3.49%	1,329%
9.45	(5.94)	66,191	1.69 (e)	1.74 (e)	0.65 (e)	0.70 (e)	2.53	1,167
10.56	(4.97)	2,708	0.67	0.72	0.65	0.70	0.85	1,082
11.36	2.42	2,703	0.66	0.71	0.65	0.70	0.93	1,091
11.31	6.74	6,040	0.98	1.03	0.65	0.70	2.49	903

August 1, 2024 | Prospectus  133

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Class A
03/31/2024	$9.45	$0.30	$(0.07)	$0.23	$(0.34)	$0.00	$0.00	$(0.34)
03/31/2023	10.56	0.18	(0.84)	(0.66)	(0.44)	0.00	(0.01)	(0.45)
03/31/2022	11.36	0.05	(0.63)	(0.58)	(0.22)	0.00	0.00	(0.22)
03/31/2021	11.31	0.08	0.16	0.24	(0.19)	0.00	0.00	(0.19)
03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)
Class C
03/31/2024	$9.45	$0.23	$(0.07)	$0.16	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2023	10.56	0.11	(0.84)	(0.73)	(0.37)	0.00	(0.01)	(0.38)
03/31/2022	11.36	(0.03)	(0.64)	(0.67)	(0.13)	0.00	0.00	(0.13)
03/31/2021	11.31	0.00	0.16	0.16	(0.11)	0.00	0.00	(0.11)
03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)
PIMCO Investment Grade Credit Bond Fund
Institutional Class
03/31/2024	$8.88	$0.33	$0.06	$0.39	$(0.33)	$0.00	$(0.03)	$(0.36)
03/31/2023	9.75	0.32	(0.82)	(0.50)	(0.37)	0.00	0.00	(0.37)
03/31/2022	10.72	0.34	(0.82)	(0.48)	(0.40)	(0.09)	0.00	(0.49)
03/31/2021	10.16	0.33	0.64	0.97	(0.37)	(0.04)	0.00	(0.41)
03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)
I-2
03/31/2024	$8.88	$0.32	$0.06	$0.38	$(0.32)	$0.00	$(0.03)	$(0.35)
03/31/2023	9.75	0.31	(0.82)	(0.51)	(0.36)	0.00	0.00	(0.36)
03/31/2022	10.72	0.33	(0.82)	(0.49)	(0.39)	(0.09)	0.00	(0.48)
03/31/2021	10.16	0.32	0.64	0.96	(0.36)	(0.04)	0.00	(0.40)
03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)
I-3
03/31/2024	$8.88	$0.32	$0.05	$0.37	$(0.31)	$0.00	$(0.03)	$(0.34)
03/31/2023	9.75	0.30	(0.82)	(0.52)	(0.35)	0.00	0.00	(0.35)
03/31/2022	10.72	0.33	(0.83)	(0.50)	(0.38)	(0.09)	0.00	(0.47)
03/31/2021	10.16	0.31	0.64	0.95	(0.35)	(0.04)	0.00	(0.39)
03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)
Administrative Class
03/31/2024	$8.88	$0.31	$0.05	$0.36	$(0.30)	$0.00	$(0.03)	$(0.33)
03/31/2023	9.75	0.30	(0.83)	(0.53)	(0.34)	0.00	0.00	(0.34)
03/31/2022	10.72	0.32	(0.83)	(0.51)	(0.37)	(0.09)	0.00	(0.46)
03/31/2021	10.16	0.30	0.64	0.94	(0.34)	(0.04)	0.00	(0.38)
03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)
Class A
03/31/2024	$8.88	$0.30	$0.05	$0.35	$(0.29)	$0.00	$(0.03)	$(0.32)
03/31/2023	9.75	0.28	(0.82)	(0.54)	(0.33)	0.00	0.00	(0.33)
03/31/2022	10.72	0.30	(0.83)	(0.53)	(0.35)	(0.09)	0.00	(0.44)
03/31/2021	10.16	0.29	0.63	0.92	(0.32)	(0.04)	0.00	(0.36)
03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)
Class C
03/31/2024	$8.88	$0.23	$0.06	$0.29	$(0.23)	$0.00	$(0.03)	$(0.26)
03/31/2023	9.75	0.21	(0.82)	(0.61)	(0.26)	0.00	0.00	(0.26)
03/31/2022	10.72	0.22	(0.83)	(0.61)	(0.27)	(0.09)	0.00	(0.36)
03/31/2021	10.16	0.20	0.64	0.84	(0.24)	(0.04)	0.00	(0.28)
03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)
PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2024	$7.51	$0.24	$(0.26)	$(0.02)	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2023	9.11	0.29	(1.60)	(1.31)	(0.29)	0.00	0.00	(0.29)
03/31/2022	9.91	0.38	(0.52)	(0.14)	(0.36)	(0.30)	0.00	(0.66)
03/31/2021	11.16	0.44	(0.22)	0.22	(0.42)	(1.05)	0.00	(1.47)
03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)

134  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.34	2.50%	$206,659	1.86%	1.86%	0.90%	0.90%	3.22%	1,329%
9.45	(6.18)	206,950	1.73	1.73	0.90	0.90	1.84	1,167
10.56	(5.20)	247,080	0.92	0.92	0.90	0.90	0.49	1,082
11.36	2.17	343,893	0.91	0.91	0.90	0.90	0.68	1,091
11.31	6.47	258,662	1.23	1.23	0.90	0.90	2.19	903

$9.34	1.74%	$12,175	2.61%	2.61%	1.65%	1.65%	2.46%	1,329%
9.45	(6.89)	13,946	2.48	2.48	1.65	1.65	1.08	1,167
10.56	(5.91)	20,023	1.67	1.67	1.65	1.65	(0.30)	1,082
11.36	1.40	36,785	1.66	1.66	1.65	1.65	(0.04)	1,091
11.31	5.68	53,843	1.98	1.98	1.65	1.65	1.45	903

$8.91	4.50%	$5,384,982	1.09%	1.09%	0.50%	0.50%	3.83%	150%
8.88	(5.07)	5,372,945	1.04	1.04	0.50	0.50	3.54	78
9.75	(4.83)	8,198,437	0.51	0.51	0.50	0.50	3.21	89
10.72	9.51	10,087,718	0.52	0.52	0.50	0.50	3.00	173
10.16	2.17	7,770,682	0.85	0.85	0.50	0.50	3.65	213

$8.91	4.39%	$5,673,929	1.19%	1.19%	0.60%	0.60%	3.73%	150%
8.88	(5.16)	5,750,592	1.14	1.14	0.60	0.60	3.44	78
9.75	(4.93)	6,370,209	0.61	0.61	0.60	0.60	3.11	89
10.72	9.40	6,892,128	0.62	0.62	0.60	0.60	2.90	173
10.16	2.08	4,864,454	0.95	0.95	0.60	0.60	3.53	213

$8.91	4.34%	$109,883	1.24%	1.29%	0.65%	0.70%	3.67%	150%
8.88	(5.21)	122,874	1.19	1.24	0.65	0.70	3.40	78
9.75	(4.97)	86,492	0.66	0.71	0.65	0.70	3.07	89
10.72	9.34	103,026	0.67	0.72	0.65	0.70	2.86	173
10.16	2.02	104,412	1.00	1.05	0.65	0.70	3.49	213

$8.91	4.24%	$22,789	1.34%	1.34%	0.75%	0.75%	3.56%	150%
8.88	(5.31)	32,810	1.29	1.29	0.75	0.75	3.30	78
9.75	(5.07)	50,691	0.76	0.76	0.75	0.75	2.93	89
10.72	9.23	116,339	0.77	0.77	0.75	0.75	2.76	173
10.16	1.91	115,603	1.10	1.10	0.75	0.75	3.39	213

$8.91	4.08%	$764,931	1.49%	1.49%	0.90%	0.90%	3.42%	150%
8.88	(5.45)	871,404	1.44	1.44	0.90	0.90	3.15	78
9.75	(5.21)	1,122,903	0.91	0.91	0.90	0.90	2.81	89
10.72	9.07	1,500,859	0.92	0.92	0.90	0.90	2.61	173
10.16	1.76	1,390,384	1.25	1.25	0.90	0.90	3.25	213

$8.91	3.31%	$86,264	2.24%	2.24%	1.65%	1.65%	2.66%	150%
8.88	(6.16)	115,151	2.19	2.19	1.65	1.65	2.40	78
9.75	(5.92)	167,467	1.66	1.66	1.65	1.65	2.05	89
10.72	8.26	254,017	1.67	1.67	1.65	1.65	1.86	173
10.16	1.01	358,653	2.00	2.00	1.65	1.65	2.51	213

$7.24	(0.15)%	$2,475,471	3.00%	3.00%	0.50%	0.50%	3.38%	176%
7.51	(14.29)	2,948,352	1.72	1.72	0.50	0.50	3.77	161
9.11	(1.96)	3,459,023	0.53	0.53	0.50	0.50	3.68	65
9.91	0.94	3,020,570	0.59	0.59	0.50	0.50	3.81	179
11.16	17.07	3,166,512	1.07	1.07	0.50	0.50	3.53	269

August 1, 2024 | Prospectus  135

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
I-2
03/31/2024	$7.51	$0.23	$(0.26)	$(0.03)	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2023	9.11	0.28	(1.59)	(1.31)	(0.29)	0.00	0.00	(0.29)
03/31/2022	9.91	0.37	(0.52)	(0.15)	(0.35)	(0.30)	0.00	(0.65)
03/31/2021	11.16	0.43	(0.22)	0.21	(0.41)	(1.05)	0.00	(1.46)
03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)
Class A
03/31/2024	$7.51	$0.21	$(0.26)	$(0.05)	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2023	9.11	0.25	(1.59)	(1.34)	(0.26)	0.00	0.00	(0.26)
03/31/2022	9.91	0.34	(0.52)	(0.18)	(0.32)	(0.30)	0.00	(0.62)
03/31/2021	11.16	0.39	(0.21)	0.18	(0.38)	(1.05)	0.00	(1.43)
03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)
Class C
03/31/2024	$7.51	$0.16	$(0.26)	$(0.10)	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2023	9.11	0.19	(1.58)	(1.39)	(0.21)	0.00	0.00	(0.21)
03/31/2022	9.91	0.26	(0.52)	(0.26)	(0.24)	(0.30)	0.00	(0.54)
03/31/2021	11.16	0.31	(0.22)	0.09	(0.29)	(1.05)	0.00	(1.34)
03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)
PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2024	$15.80	$0.45	$(1.33)	$(0.88)	$(0.46)	$0.00	$0.00	$(0.46)
03/31/2023~	19.24	0.40	(3.42)	(3.02)	(0.42)	0.00	0.00	(0.42)
03/31/2022~	20.92	0.40	(0.64)	(0.24)	(0.40)	(1.04)	0.00	(1.44)
03/31/2021~	31.48	0.56	(4.44)	(3.88)	(0.84)	(5.84)	0.00	(6.68)
03/31/2020~	24.64	0.72	6.84	7.56	(0.72)	0.00	0.00	(0.72)
I-2
03/31/2024	$15.80	$0.44	$(1.34)	$(0.90)	$(0.44)	$0.00	$0.00	$(0.44)
03/31/2023~	19.24	0.38	(3.41)	(3.03)	(0.41)	0.00	0.00	(0.41)
03/31/2022~	20.92	0.36	(0.64)	(0.28)	(0.36)	(1.04)	0.00	(1.40)
03/31/2021~	31.48	0.56	(4.44)	(3.88)	(0.84)	(5.84)	0.00	(6.68)
03/31/2020~	24.64	0.68	6.84	7.52	(0.68)	0.00	0.00	(0.68)
Class A
03/31/2024	$15.80	$0.40	$(1.33)	$(0.93)	$(0.41)	$0.00	$0.00	$(0.41)
03/31/2023~	19.24	0.34	(3.41)	(3.07)	(0.37)	0.00	0.00	(0.37)
03/31/2022~	20.92	0.32	(0.64)	(0.32)	(0.32)	(1.04)	0.00	(1.36)
03/31/2021~	31.48	0.48	(4.44)	(3.96)	(0.76)	(5.84)	0.00	(6.60)
03/31/2020~	24.64	0.60	6.84	7.44	(0.60)	0.00	0.00	(0.60)
Class C
03/31/2024	$15.80	$0.29	$(1.33)	$(1.04)	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2023~	19.24	0.22	(3.42)	(3.20)	(0.24)	0.00	0.00	(0.24)
03/31/2022~	20.92	0.16	(0.64)	(0.48)	(0.16)	(1.04)	0.00	(1.20)
03/31/2021~	31.48	0.24	(4.40)	(4.16)	(0.56)	(5.84)	0.00	(6.40)
03/31/2020~	24.64	0.40	6.84	7.24	(0.40)	0.00	0.00	(0.40)
PIMCO Low Duration Opportunities Fund
Institutional Class
03/31/2024	$10.08	$0.49	$0.15	$0.64	$(0.32)	$0.00	$0.00	$(0.32)
03/31/2023	10.56	0.29	(0.46)	(0.17)	(0.31)	0.00	0.00	(0.31)
03/31/2022	10.98	0.15	(0.45)	(0.30)	(0.12)	0.00	0.00	(0.12)
03/31/2021	10.28	0.20	0.69	0.89	(0.19)	0.00	0.00	(0.19)
03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)
I-2
03/31/2024	$10.08	$0.48	$0.15	$0.63	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2023	10.56	0.28	(0.46)	(0.18)	(0.30)	0.00	0.00	(0.30)
03/31/2022	10.98	0.14	(0.45)	(0.31)	(0.11)	0.00	0.00	(0.11)
03/31/2021	10.28	0.19	0.69	0.88	(0.18)	0.00	0.00	(0.18)
03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

136  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Asset Value End of Year or Period(000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.24	(0.25)%	$137,542	3.16%(e)	3.16%(e)	0.60%(e)	0.60%(e)	3.31%	176%
7.51	(14.37)	101,898	1.86 (e)	1.86 (e)	0.60 (e)	0.60 (e)	3.65	161
9.11	(2.06)	99,612	0.63	0.63	0.60	0.60	3.58	65
9.91	0.84	114,487	0.69	0.69	0.60	0.60	3.73	179
11.16	16.95	70,053	1.17	1.17	0.60	0.60	3.41	269

$7.24	(0.53)%	$33,424	3.33%(e)	3.33%(e)	0.90%(e)	0.90%(e)	2.98%	176%
7.51	(14.63)	54,117	2.26 (e)	2.26 (e)	0.90 (e)	0.90 (e)	3.30	161
9.11	(2.34)	26,529	0.93	0.93	0.90	0.90	3.28	65
9.91	0.55	37,262	0.99	0.99	0.90	0.90	3.40	179
11.16	16.61	42,787	1.47	1.47	0.90	0.90	3.11	269

$7.24	(1.28)%	$9,560	4.31%(e)	4.31%(e)	1.65%(e)	1.65%(e)	2.26%	176%
7.51	(15.28)	4,626	3.07 (e)	3.07 (e)	1.65 (e)	1.65 (e)	2.49	161
9.11	(3.08)	2,066	1.68	1.68	1.65	1.65	2.51	65
9.91	(0.21)	3,381	1.74	1.74	1.65	1.65	2.69	179
11.16	15.76	1,550	2.22	2.22	1.65	1.65	2.35	269

$14.46	(5.56)%	$825,652	1.875%	1.875%	0.475%	0.475%	3.13%	144%
15.80	(15.67)	723,159	1.045	1.045	0.475	0.475	2.49	143
19.24	(1.74)	517,558	0.485	0.485	0.475	0.475	1.84	103
20.92	(14.90)	581,538	0.565	0.565	0.475	0.475	1.90	249
31.48	31.11	422,051	1.855	1.855	0.475	0.475	2.64	220

$14.46	(5.65)%	$172,127	2.045%(e)	2.045%(e)	0.575%(e)	0.575%(e)	3.05%	144%
15.80	(15.76)	96,860	1.145	1.145	0.575	0.575	2.39	143
19.24	(1.84)	65,785	0.585	0.585	0.575	0.575	1.74	103
20.92	(14.99)	80,506	0.665	0.665	0.575	0.575	1.90	249
31.48	30.98	100,913	1.955	1.955	0.575	0.575	2.53	220

$14.46	(5.88)%	$46,659	2.225%	2.225%	0.825%	0.825%	2.75%	144%
15.80	(15.97)	58,241	1.345 (e)	1.345 (e)	0.825 (e)	0.825 (e)	2.12	143
19.24	(2.09)	68,558	0.835	0.835	0.825	0.825	1.49	103
20.92	(15.20)	87,751	0.915	0.915	0.825	0.825	1.65	249
31.48	30.66	119,986	2.205	2.205	0.825	0.825	2.29	220

$14.46	(6.58)%	$20,891	2.975%	2.975%	1.575%	1.575%	2.03%	144%
15.80	(16.61)	14,751	2.145 (e)	2.145 (e)	1.575 (e)	1.575 (e)	1.37	143
19.24	(2.81)	13,289	1.585	1.585	1.575	1.575	0.74	103
20.92	(15.84)	13,794	1.665	1.665	1.575	1.575	0.89	249
31.48	29.70	23,024	2.955	2.955	1.575	1.575	1.54	220

$10.40	6.47%	$34,901	0.57%	0.59%	0.53%	0.55%	4.88%	714%
10.08	(1.55)	45,204	0.52	0.57	0.51	0.56	2.80	327
10.56	(2.77)	81,791	0.51	0.56	0.51	0.56	1.36	199
10.98	8.70	71,748	0.52	0.57	0.51	0.56	1.82	385
10.28	(0.82)	48,748	0.52	0.57	0.51	0.56	2.98	345

$10.40	6.36%	$31,578	0.67%	0.69%	0.63%	0.65%	4.75%	714%
10.08	(1.65)	25,346	0.62	0.67	0.61	0.66	2.73	327
10.56	(2.86)	35,225	0.61	0.66	0.61	0.66	1.25	199
10.98	8.59	42,685	0.62	0.67	0.61	0.66	1.72	385
10.28	(0.92)	32,022	0.62	0.67	0.61	0.66	2.90	345

August 1, 2024 | Prospectus  137

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Class A
03/31/2024	$10.08	$0.45	$0.15	$0.60	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2023	10.56	0.25	(0.46)	(0.21)	(0.27)	0.00	0.00	(0.27)
03/31/2022	10.98	0.11	(0.45)	(0.34)	(0.08)	0.00	0.00	(0.08)
03/31/2021	10.28	0.15	0.70	0.85	(0.15)	0.00	0.00	(0.15)
03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)
Class C
03/31/2024	$10.08	$0.38	$0.15	$0.53	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2023	10.56	0.18	(0.48)	(0.30)	(0.18)	0.00	0.00	(0.18)
03/31/2022	10.98	0.02	(0.44)	(0.42)	0.00	0.00	0.00	0.00
03/31/2021	10.28	0.07	0.70	0.77	(0.07)	0.00	0.00	(0.07)
03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)
PIMCO Moderate Duration Fund
Institutional Class
03/31/2024	$9.23	$0.41	$(0.07)	$0.34	$(0.33)	$0.00	$(0.07)	$(0.40)
03/31/2023	9.83	0.27	(0.48)	(0.21)	(0.39)	0.00	0.00	(0.39)
03/31/2022	10.42	0.16	(0.61)	(0.45)	(0.13)	0.00	(0.01)	(0.14)
03/31/2021	10.50	0.19	0.25	0.44	(0.24)	(0.28)	0.00	(0.52)
03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)
I-2
03/31/2024	$9.23	$0.40	$(0.07)	$0.33	$(0.32)	$0.00	$(0.07)	$(0.39)
03/31/2023	9.83	0.30	(0.52)	(0.22)	(0.38)	0.00	0.00	(0.38)
03/31/2022	10.42	0.15	(0.61)	(0.46)	(0.12)	0.00	(0.01)	(0.13)
03/31/2021	10.50	0.18	0.25	0.43	(0.23)	(0.28)	0.00	(0.51)
03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)
PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2024	$8.84	$0.29	$(0.03)	$0.26	$(0.49)	$0.00	$0.00	$(0.49)
03/31/2023	10.03	0.25	(0.92)	(0.67)	(0.51)	0.00	(0.01)	(0.52)
03/31/2022	10.71	0.19	(0.60)	(0.41)	(0.27)	0.00	0.00	(0.27)
03/31/2021	10.54	0.22	0.24	0.46	(0.29)	0.00	0.00	(0.29)
03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)
I-2
03/31/2024	$8.84	$0.29	$(0.04)	$0.25	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2023	10.03	0.24	(0.92)	(0.68)	(0.50)	0.00	(0.01)	(0.51)
03/31/2022	10.71	0.17	(0.59)	(0.42)	(0.26)	0.00	0.00	(0.26)
03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)
03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)
I-3
03/31/2024	$8.84	$0.28	$(0.03)	$0.25	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2023	10.03	0.24	(0.93)	(0.69)	(0.49)	0.00	(0.01)	(0.50)
03/31/2022	10.71	0.17	(0.60)	(0.43)	(0.25)	0.00	0.00	(0.25)
03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)
03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)
Class A
03/31/2024	$8.84	$0.26	$(0.03)	$0.23	$(0.46)	$0.00	$0.00	$(0.46)
03/31/2023	10.03	0.22	(0.93)	(0.71)	(0.47)	0.00	(0.01)	(0.48)
03/31/2022	10.71	0.14	(0.59)	(0.45)	(0.23)	0.00	0.00	(0.23)
03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)
03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)
Class C
03/31/2024	$8.84	$0.19	$(0.03)	$0.16	$(0.39)	$0.00	$0.00	$(0.39)
03/31/2023	10.03	0.15	(0.93)	(0.78)	(0.40)	0.00	(0.01)	(0.41)
03/31/2022	10.71	0.03	(0.56)	(0.53)	(0.15)	0.00	0.00	(0.15)
03/31/2021	10.54	0.09	0.24	0.33	(0.16)	0.00	0.00	(0.16)
03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

138  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.40	6.05%	$13,008	0.97%	0.99%	0.93%	0.95%	4.48%	714%
10.08	(1.95)	16,476	0.92	0.97	0.91	0.96	2.48	327
10.56	(3.15)	23,580	0.91	0.96	0.91	0.96	0.96	199
10.98	8.26	28,203	0.92	0.97	0.91	0.96	1.43	385
10.28	(1.21)	24,574	0.92	0.97	0.91	0.96	2.57	345

$10.40	5.26%	$1,186	1.72%	1.74%	1.68%	1.70%	3.74%	714%
10.08	(2.80)	2,383	1.67	1.72	1.66	1.71	1.72	327
10.56	(3.80)	3,607	1.66	1.71	1.66	1.71	0.21	199
10.98	7.46	4,385	1.67	1.72	1.66	1.71	0.69	385
10.28	(1.95)	4,788	1.67	1.72	1.66	1.71	1.83	345

$9.17	3.77%	$1,396,694	0.53%	0.53%	0.46%	0.46%	4.53%	286%
9.23	(2.05)	1,377,011	0.49	0.49	0.46	0.46	2.92	221
9.83	(4.39)	1,399,413	0.46	0.46	0.46	0.46	1.58	63
10.42	4.17	1,438,994	0.46	0.46	0.46	0.46	1.75	315
10.50	6.15	1,444,444	0.61	0.61	0.46	0.46	3.00	374

$9.17	3.67%	$4,599	0.63%	0.63%	0.56%	0.56%	4.39%	286%
9.23	(2.14)	10,930	0.59	0.59	0.56	0.56	3.21	221
9.83	(4.49)	3,737	0.56	0.56	0.56	0.56	1.48	63
10.42	4.07	2,905	0.56	0.56	0.56	0.56	1.68	315
10.50	6.04	4,178	0.71	0.71	0.56	0.56	2.97	374

$8.61	3.10%	$79,153	1.27%	1.27%	0.50%	0.50%	3.44%	1,143%
8.84	(6.68)	130,619	1.11	1.11	0.50	0.50	2.75	961
10.03	(3.93)	144,523	0.50	0.50	0.50	0.50	1.80	887
10.71	4.36	128,747	0.52	0.52	0.50	0.50	2.02	909
10.54	4.55	110,220	0.75	0.75	0.50	0.50	2.95	884

$8.61	3.00%	$39,667	1.37%	1.37%	0.60%	0.60%	3.41%	1,143%
8.84	(6.78)	12,605	1.21	1.21	0.60	0.60	2.64	961
10.03	(4.03)	17,815	0.60	0.60	0.60	0.60	1.63	887
10.71	4.26	28,619	0.62	0.62	0.60	0.60	1.90	909
10.54	4.45	17,379	0.85	0.85	0.60	0.60	2.85	884

$8.61	2.96%	$475	1.47%(e)	1.52%(e)	0.65%(e)	0.70%(e)	3.33%	1,143%
8.84	(6.84)	158	1.16 (e)	1.21 (e)	0.65 (e)	0.70 (e)	2.56	961
10.03	(4.08)	2,669	0.65	0.70	0.65	0.70	1.55	887
10.71	4.21	4,667	0.67	0.72	0.65	0.70	1.78	909
10.54	4.41	26	0.90	0.95	0.65	0.70	2.76	884

$8.61	2.69%	$22,261	1.67%	1.67%	0.90%	0.90%	3.04%	1,143%
8.84	(7.06)	24,335	1.51	1.51	0.90	0.90	2.35	961
10.03	(4.32)	29,663	0.90	0.90	0.90	0.90	1.36	887
10.71	3.95	37,503	0.92	0.92	0.90	0.90	1.62	909
10.54	4.14	33,554	1.15	1.15	0.90	0.90	2.57	884

$8.61	1.93%	$692	2.42%	2.42%	1.65%	1.65%	2.28%	1,143%
8.84	(7.75)	881	2.26	2.26	1.65	1.65	1.59	961
10.03	(5.01)	1,210	1.65	1.65	1.65	1.65	0.30	887
10.71	3.17	12,991	1.67	1.67	1.65	1.65	0.87	909
10.54	3.38	12,808	1.90	1.90	1.65	1.65	1.78	884

August 1, 2024 | Prospectus  139

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO Mortgage Opportunities and Bond Fund
Institutional Class
03/31/2024	$9.42	$0.37	$0.22	$0.59	$(0.64)	$0.00	$0.00	$(0.64)
03/31/2023	10.50	0.40	(0.74)	(0.34)	(0.73)	0.00	(0.01)	(0.74)
03/31/2022	10.94	0.35	(0.39)	(0.04)	(0.40)	0.00	0.00	(0.40)
03/31/2021	10.37	0.38	0.63	1.01	(0.44)	0.00	0.00	(0.44)
03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)
I-2
03/31/2024	$9.42	$0.37	$0.22	$0.59	$(0.64)	$0.00	$0.00	$(0.64)
03/31/2023	10.50	0.39	(0.74)	(0.35)	(0.72)	0.00	(0.01)	(0.73)
03/31/2022	10.94	0.34	(0.39)	(0.05)	(0.39)	0.00	0.00	(0.39)
03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)
03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)
I-3
03/31/2024	$9.42	$0.36	$0.22	$0.58	$(0.63)	$0.00	$0.00	$(0.63)
03/31/2023	10.50	0.39	(0.74)	(0.35)	(0.72)	0.00	(0.01)	(0.73)
03/31/2022	10.94	0.33	(0.38)	(0.05)	(0.39)	0.00	0.00	(0.39)
03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)
03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)
Class A
03/31/2024	$9.42	$0.34	$0.22	$0.56	$(0.61)	$0.00	$0.00	$(0.61)
03/31/2023	10.50	0.36	(0.74)	(0.38)	(0.69)	0.00	(0.01)	(0.70)
03/31/2022	10.94	0.31	(0.39)	(0.08)	(0.36)	0.00	0.00	(0.36)
03/31/2021	10.37	0.33	0.63	0.96	(0.39)	0.00	0.00	(0.39)
03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)
Class C
03/31/2024	$9.42	$0.26	$0.23	$0.49	$(0.54)	$0.00	$0.00	$(0.54)
03/31/2023	10.50	0.29	(0.74)	(0.45)	(0.62)	0.00	(0.01)	(0.63)
03/31/2022	10.94	0.22	(0.38)	(0.16)	(0.28)	0.00	0.00	(0.28)
03/31/2021	10.37	0.25	0.63	0.88	(0.31)	0.00	0.00	(0.31)
03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)
PIMCO Total Return Fund (Consolidated)
Institutional Class
03/31/2024	$8.63	$0.36	$(0.09)	$0.27	$(0.21)	$0.00	$(0.13)	$(0.34)
03/31/2023	9.58	0.27	(0.83)	(0.56)	(0.39)	0.00	0.00	(0.39)
03/31/2022	10.22	0.20	(0.60)	(0.40)	(0.24)	0.00	0.00	(0.24)
03/31/2021	10.49	0.22	0.13	0.35	(0.24)	(0.38)	0.00	(0.62)
03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)
I-2
03/31/2024	$8.63	$0.36	$(0.10)	$0.26	$(0.20)	$0.00	$(0.13)	$(0.33)
03/31/2023	9.58	0.27	(0.84)	(0.57)	(0.38)	0.00	0.00	(0.38)
03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)
03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)
03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)
I-3
03/31/2024	$8.63	$0.35	$(0.09)	$0.26	$(0.20)	$0.00	$(0.13)	$(0.33)
03/31/2023	9.58	0.27	(0.84)	(0.57)	(0.38)	0.00	0.00	(0.38)
03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)
03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)
03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

140  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.37	6.57%	$6,457,261	2.14%	2.14%	0.60%	0.60%	4.02%	1,239%
9.42	(3.14)	5,063,979	1.35	1.35	0.60	0.60	4.06	926
10.50	(0.40)	5,631,928	0.63	0.63	0.60	0.60	3.20	720
10.94	9.79	5,583,247	0.68	0.68	0.60	0.60	3.46	913
10.37	(0.24)	4,279,689	1.82	1.82	0.60	0.60	3.66	727

$9.37	6.46%	$2,450,603	2.24%	2.24%	0.70%	0.70%	3.95%	1,239%
9.42	(3.24)	1,643,989	1.45	1.45	0.70	0.70	3.97	926
10.50	(0.50)	1,756,926	0.73	0.73	0.70	0.70	3.12	720
10.94	9.67	1,249,015	0.78	0.78	0.70	0.70	3.35	913
10.37	(0.34)	784,463	1.92	1.92	0.70	0.70	3.56	727

$9.37	6.41%	$78,661	2.29%	2.34%	0.75%	0.80%	3.88%	1,239%
9.42	(3.29)	75,482	1.50	1.55	0.75	0.80	3.93	926
10.50	(0.55)	70,707	0.78	0.83	0.75	0.80	3.08	720
10.94	9.63	46,548	0.83	0.88	0.75	0.80	3.36	913
10.37	(0.38)	40,482	1.97	2.02	0.75	0.80	3.53	727

$9.37	6.14%	$208,197	2.54%	2.54%	1.00%	1.00%	3.64%	1,239%
9.42	(3.53)	226,211	1.75	1.75	1.00	1.00	3.68	926
10.50	(0.80)	187,669	1.03	1.03	1.00	1.00	2.81	720
10.94	9.34	172,679	1.08	1.08	1.00	1.00	3.08	913
10.37	(0.64)	154,403	2.22	2.22	1.00	1.00	3.27	727

$9.37	5.36%	$29,109	3.29%	3.29%	1.75%	1.75%	2.83%	1,239%
9.42	(4.26)	25,259	2.50	2.50	1.75	1.75	2.92	926
10.50	(1.54)	30,577	1.78	1.78	1.75	1.75	2.05	720
10.94	8.52	31,626	1.83	1.83	1.75	1.75	2.35	913
10.37	(1.39)	34,354	2.97	2.97	1.75	1.75	2.51	727

$8.56	3.27%	$42,614,284	0.51%	0.51%	0.46%	0.46%	4.32%	469%
8.63	(5.75)	44,432,756	0.49	0.49	0.46	0.46	3.09	377
9.58	(4.02)	51,678,056	0.46	0.46	0.46	0.46	1.97	289
10.22	3.25	52,033,884	0.47	0.47	0.46	0.46	2.06	430
10.49	7.63	51,804,718	0.70	0.70	0.46	0.46	3.08	554

$8.56	3.17%	$4,757,258	0.61%	0.61%	0.56%	0.56%	4.23%	469%
8.63	(5.85)	4,276,414	0.59	0.59	0.56	0.56	2.99	377
9.58	(4.11)	4,428,616	0.56	0.56	0.56	0.56	1.86	289
10.22	3.15	4,682,354	0.57	0.57	0.56	0.56	1.96	430
10.49	7.52	3,809,717	0.80	0.80	0.56	0.56	2.97	554

$8.56	3.12%	$139,332	0.66%	0.71%	0.61%	0.66%	4.18%	469%
8.63	(5.89)	136,834	0.64	0.69	0.61	0.66	3.03	377
9.58	(4.16)	92,075	0.61	0.66	0.61	0.66	1.81	289
10.22	3.10	107,994	0.62	0.67	0.61	0.66	1.94	430
10.49	7.47	193,779	0.85	0.90	0.61	0.66	2.90	554

August 1, 2024 | Prospectus  141

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
03/31/2024	$8.63	$0.34	$(0.09)	$0.25	$(0.19)	$0.00	$(0.13)	$(0.32)
03/31/2023	9.58	0.25	(0.83)	(0.58)	(0.37)	0.00	0.00	(0.37)
03/31/2022	10.22	0.18	(0.60)	(0.42)	(0.22)	0.00	0.00	(0.22)
03/31/2021	10.49	0.19	0.14	0.33	(0.22)	(0.38)	0.00	(0.60)
03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)
Class A
03/31/2024	$8.63	$0.33	$(0.09)	$0.24	$(0.18)	$0.00	$(0.13)	$(0.31)
03/31/2023	9.58	0.24	(0.83)	(0.59)	(0.36)	0.00	0.00	(0.36)
03/31/2022	10.22	0.17	(0.60)	(0.43)	(0.21)	0.00	0.00	(0.21)
03/31/2021	10.49	0.18	0.14	0.32	(0.21)	(0.38)	0.00	(0.59)
03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)
Class C
03/31/2024	$8.63	$0.27	$(0.09)	$0.18	$(0.12)	$0.00	$(0.13)	$(0.25)
03/31/2023	9.58	0.17	(0.82)	(0.65)	(0.30)	0.00	0.00	(0.30)
03/31/2022	10.22	0.09	(0.60)	(0.51)	(0.13)	0.00	0.00	(0.13)
03/31/2021	10.49	0.11	0.13	0.24	(0.13)	(0.38)	0.00	(0.51)
03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)
Class R
03/31/2024	$8.63	$0.31	$(0.09)	$0.22	$(0.16)	$0.00	$(0.13)	$(0.29)
03/31/2023	9.58	0.22	(0.83)	(0.61)	(0.34)	0.00	0.00	(0.34)
03/31/2022	10.22	0.14	(0.60)	(0.46)	(0.18)	0.00	0.00	(0.18)
03/31/2021	10.49	0.16	0.13	0.29	(0.18)	(0.38)	0.00	(0.56)
03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)
PIMCO Total Return Fund II
Institutional Class
03/31/2024	$8.26	$0.30	$(0.08)	$0.22	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2023	8.98	0.22	(0.71)	(0.49)	(0.23)	0.00	0.00	(0.23)
03/31/2022	9.52	0.12	(0.52)	(0.40)	(0.14)	0.00	0.00	(0.14)
03/31/2021	9.98	0.17	0.04	0.21	(0.19)	(0.47)	(0.01)	(0.67)
03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)
I-2
03/31/2024	$8.26	$0.30	$(0.09)	$0.21	$(0.29)	$0.00	$0.00	$(0.29)
03/31/2023	8.98	0.21	(0.71)	(0.50)	(0.22)	0.00	0.00	(0.22)
03/31/2022	9.52	0.11	(0.52)	(0.41)	(0.13)	0.00	0.00	(0.13)
03/31/2021	9.98	0.15	0.05	0.20	(0.18)	(0.47)	(0.01)	(0.66)
03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)
PIMCO Total Return Fund IV
Institutional Class
03/31/2024	$9.46	$0.35	$(0.09)	$0.26	$(0.26)	$0.00	$(0.07)	$(0.33)
03/31/2023	10.31	0.25	(0.76)	(0.51)	(0.34)	0.00	0.00	(0.34)
03/31/2022	10.96	0.20	(0.65)	(0.45)	(0.20)	0.00	0.00	(0.20)
03/31/2021	10.85	0.23	0.11	0.34	(0.12)	0.00	(0.11)	(0.23)
03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)
Class A
03/31/2024	$9.46	$0.32	$(0.09)	$0.23	$(0.23)	$0.00	$(0.07)	$(0.30)
03/31/2023	10.31	0.21	(0.75)	(0.54)	(0.31)	0.00	0.00	(0.31)
03/31/2022	10.96	0.16	(0.65)	(0.49)	(0.16)	0.00	0.00	(0.16)
03/31/2021	10.85	0.19	0.11	0.30	(0.08)	0.00	(0.11)	(0.19)
03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

142  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.56	3.02%	$731,886	0.76%	0.76%	0.71%	0.71%	4.05%	469%
8.63	(5.99)	1,069,278	0.74	0.74	0.71	0.71	2.79	377
9.58	(4.26)	1,569,483	0.71	0.71	0.71	0.71	1.72	289
10.22	2.99	1,668,610	0.72	0.72	0.71	0.71	1.82	430
10.49	7.36	1,739,412	0.95	0.95	0.71	0.71	2.85	554

$8.56	2.93%	$4,553,670	0.85%	0.85%	0.80%	0.80%	3.98%	469%
8.63	(6.07)	5,217,377	0.83	0.83	0.80	0.80	2.74	377
9.58	(4.34)	6,460,966	0.80	0.80	0.80	0.80	1.62	289
10.22	2.90	7,991,147	0.81	0.81	0.80	0.80	1.72	430
10.49	7.27	7,612,609	1.04	1.04	0.80	0.80	2.75	554

$8.56	2.16%	$126,074	1.60%	1.60%	1.55%	1.55%	3.22%	469%
8.63	(6.78)	154,869	1.58	1.58	1.55	1.55	1.96	377
9.58	(5.06)	222,903	1.55	1.55	1.55	1.55	0.87	289
10.22	2.13	353,523	1.56	1.56	1.55	1.55	1.01	430
10.49	6.47	914,682	1.79	1.79	1.55	1.55	2.05	554

$8.56	2.68%	$386,149	1.10%	1.10%	1.05%	1.05%	3.73%	469%
8.63	(6.31)	414,747	1.08	1.08	1.05	1.05	2.47	377
9.58	(4.58)	549,527	1.05	1.05	1.05	1.05	1.37	289
10.22	2.64	677,048	1.06	1.06	1.05	1.05	1.48	430
10.49	7.00	722,176	1.29	1.29	1.05	1.05	2.50	554

$8.18	2.73%	$601,591	0.57%	0.57%	0.50%	0.50%	3.70%	387%
8.26	(5.40)	559,913	0.52	0.52	0.50	0.50	2.66	371
8.98	(4.28)	611,583	0.50	0.50	0.50	0.50	1.26	293
9.52	2.01	605,257	0.50	0.50	0.50	0.50	1.67	483
9.98	7.85	554,187	0.76	0.76	0.50	0.50	2.91	607

$8.18	2.63%	$36,778	0.67%	0.67%	0.60%	0.60%	3.68%	387%
8.26	(5.49)	5,353	0.62	0.62	0.60	0.60	2.56	371
8.98	(4.38)	7,769	0.60	0.60	0.60	0.60	1.15	293
9.52	1.90	11,474	0.60	0.60	0.60	0.60	1.52	483
9.98	7.74	4,034	0.86	0.86	0.60	0.60	2.78	607

$9.39	2.86%	$260,708	0.67%	0.67%	0.50%	0.50%	3.83%	340%
9.46	(4.89)	233,338	0.52	0.52	0.50	0.50	2.59	383
10.31	(4.20)	316,993	0.50	0.50	0.50	0.50	1.80	278
10.96	3.13	449,336	0.52	0.52	0.50	0.50	2.08	403
10.85	7.22	415,646	0.80	0.80	0.50	0.50	2.68	401

$9.39	2.50%	$11,053	1.02%	1.02%	0.85%	0.85%	3.47%	340%
9.46	(5.22)	11,290	0.87	0.87	0.85	0.85	2.22	383
10.31	(4.53)	14,481	0.85	0.85	0.85	0.85	1.45	278
10.96	2.77	17,292	0.87	0.87	0.85	0.85	1.73	403
10.85	6.85	15,733	1.15	1.15	0.85	0.85	2.30	401

August 1, 2024 | Prospectus  143

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
PIMCO Total Return Fund V
Institutional Class
05/01/2023 - 03/31/2024	$10.00	$0.41	$(0.24)	$0.17	$(0.43)	$0.00	$0.00	$(0.43)
PIMCO Total Return ESG Fund
Institutional Class
03/31/2024	$7.67	$0.25	$(0.04)	$0.21	$(0.16)	$0.00	$(0.12)	$(0.28)
03/31/2023	8.64	0.22	(0.84)	(0.62)	(0.35)	0.00	0.00	(0.35)
03/31/2022	9.33	0.20	(0.62)	(0.42)	(0.20)	(0.07)	0.00	(0.27)
03/31/2021	9.38	0.21	0.17	0.38	(0.23)	(0.20)	0.00	(0.43)
03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)
I-2
03/31/2024	$7.67	$0.24	$(0.04)	$0.20	$(0.15)	$0.00	$(0.12)	$(0.27)
03/31/2023	8.64	0.21	(0.84)	(0.63)	(0.34)	0.00	0.00	(0.34)
03/31/2022	9.33	0.19	(0.62)	(0.43)	(0.19)	(0.07)	0.00	(0.26)
03/31/2021	9.38	0.20	0.17	0.37	(0.22)	(0.20)	0.00	(0.42)
03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)
I-3
03/31/2024	$7.67	$0.24	$(0.04)	$0.20	$(0.15)	$0.00	$(0.12)	$(0.27)
07/29/2022-03/31/2023	8.20	0.16	(0.42)	(0.26)	(0.27)	0.00	0.00	(0.27)
Administrative Class
03/31/2024	$7.67	$0.23	$(0.04)	$0.19	$(0.14)	$0.00	$(0.12)	$(0.26)
03/31/2023	8.64	0.20	(0.84)	(0.64)	(0.33)	0.00	0.00	(0.33)
03/31/2022	9.33	0.18	(0.62)	(0.44)	(0.18)	(0.07)	0.00	(0.25)
03/31/2021	9.38	0.20	0.16	0.36	(0.21)	(0.20)	0.00	(0.41)
03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)
Class A
03/31/2024	$7.67	$0.22	$(0.04)	$0.18	$(0.13)	$0.00	$(0.12)	$(0.25)
03/31/2023	8.64	0.19	(0.85)	(0.66)	(0.31)	0.00	0.00	(0.31)
03/31/2022	9.33	0.16	(0.61)	(0.45)	(0.17)	(0.07)	0.00	(0.24)
03/31/2021	9.38	0.16	0.18	0.34	(0.19)	(0.20)	0.00	(0.39)
02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)
Class C
03/31/2024	$7.67	$0.17	$(0.05)	$0.12	$(0.07)	$0.00	$(0.12)	$(0.19)
03/31/2023	8.64	0.13	(0.84)	(0.71)	(0.26)	0.00	0.00	(0.26)
03/31/2022	9.33	0.09	(0.61)	(0.52)	(0.10)	(0.07)	0.00	(0.17)
03/31/2021	9.38	0.09	0.18	0.27	(0.12)	(0.20)	0.00	(0.32)
02/03/2020-03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)
^
A Zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%
~
A one for four reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
*
Annualized, except for organizational expense, if any.
(a)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)
Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.
(d)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.
(e)
Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.
(f)
Ratios shown do not include expenses of the investment companies in which the Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

144  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data(f)
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.74	1.77%	$153,897	0.53%*	0.66%*	0.50%*	0.63%*	4.64%*	321%

$7.60	2.86%	$1,601,878	0.82%	0.82%	0.50%	0.50%	3.37%	468%
7.67	(7.17)	1,803,296	0.61	0.61	0.50	0.50	2.79	391
8.64	(4.61)	2,054,386	0.51	0.51	0.50	0.50	2.15	184
9.33	3.97	1,774,662	0.53	0.53	0.50	0.50	2.21	327
9.38	7.40	1,230,121	0.96	0.96	0.50	0.50	2.85	396

$7.60	2.76%	$246,329	0.92%	0.92%	0.60%	0.60%	3.27%	468%
7.67	(7.26)	276,253	0.71	0.71	0.60	0.60	2.67	391
8.64	(4.71)	402,434	0.61	0.61	0.60	0.60	2.05	184
9.33	3.86	331,326	0.63	0.63	0.60	0.60	2.11	327
9.38	7.30	214,088	1.06	1.06	0.60	0.60	2.73	396

$7.60	2.71%	$6,651	0.97%	1.02%	0.65%	0.70%	3.22%	468%
7.67	(3.14)	4,691	0.71 *(e)	0.76 *(e)	0.65 *(e)	0.70 *(e)	3.03 *	391

$7.60	2.61%	$16,259	1.07%	1.07%	0.75%	0.75%	3.12%	468%
7.67	(7.40)	18,147	0.86	0.86	0.75	0.75	2.54	391
8.64	(4.85)	21,552	0.76	0.76	0.75	0.75	1.89	184
9.33	3.71	20,325	0.78	0.78	0.75	0.75	2.04	327
9.38	7.14	36,533	1.21	1.21	0.75	0.75	2.63	396

$7.60	2.45%	$13,527	1.22%	1.22%	0.90%	0.90%	2.96%	468%
7.67	(7.54)	17,280	1.01	1.01	0.90	0.90	2.40	391
8.64	(4.99)	15,988	0.91	0.91	0.90	0.90	1.74	184
9.33	3.56	8,282	0.93	0.93	0.90	0.90	1.68	327
9.38	(0.79)	104	1.36 *	1.36 *	0.90 *	0.90 *	2.29 *	396

$7.60	1.70%	$728	1.97%	1.97%	1.65%	1.65%	2.21%	468%
7.67	(8.24)	1,006	1.76	1.76	1.65	1.65	1.67	391
8.64	(5.71)	847	1.66	1.66	1.65	1.65	1.00	184
9.33	2.80	523	1.68	1.68	1.65	1.65	0.95	327
9.38	(0.90)	12	2.11 *	2.11 *	1.65 *	1.65 *	1.52 *	396

August 1, 2024 | Prospectus  145

PIMCO Funds

Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Funds

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

August 1, 2024 | Prospectus  A-2

PIMCO Funds

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-3  Prospectus | PIMCO Funds

Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
■
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
■
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
■
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
■
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
■
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

August 1, 2024 | Prospectus  A-4

PIMCO Funds

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

A-5  Prospectus | PIMCO Funds

Prospectus

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange;
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate

August 1, 2024 | Prospectus  A-6

PIMCO Funds

an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | PIMCO Funds

Prospectus

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.
The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.
In all instances, it is an investor’s responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm’s related policies and procedures.
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch (“Merrill”) platform or account will be eligible only for the following sales load waivers (front-end contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (as updated from time to time, the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet, each available at ml.com/funds. Investors are encouraged to review such additional information and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD
Supplement)

Shares purchased by eligible persons associated with the fund) as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e.
systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the
Merrill SLWD Supplement

August 1, 2024 | Prospectus  B-1

PIMCO Funds

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill
Household, as further described in the Merrill SLWD Supplement

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the “Mutual Fund Features, Share Classes and Compensation” brochure available on the Morgan Stanley Wealth Management website.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth
Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a
Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

B-2  Prospectus | PIMCO Funds

Prospectus

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the PIMCO family of funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans)
of the PIMCO family of funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.
The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.
Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

Shares purchased in an Edward Jones fee-based program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

(i) The redemption and repurchase occur in the same account.
(ii) The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

August 1, 2024 | Prospectus  B-3

PIMCO Funds

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

The death or disability of the shareholder.
Systematic withdrawals with up to 10% per year of the account value.
Return of excess contributions from an Individual Retirement Account (IRA).
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable
IRS regulations.

Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
Shares exchanged in an Edward Jones fee-based program.
Shares acquired through NAV reinstatement.
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
Initial purchase minimum: $250
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
If you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

B-4  Prospectus | PIMCO Funds

Prospectus

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation (“ROA”), and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund’s Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures
Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

August 1, 2024 | Prospectus  B-5

PIMCO Funds

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates
Shareholders purchasing, holding or redeeming fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, are eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of the fund family held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel
Front-end sales charges may be waived for the following shareholders and in the following situations:
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other classes that have front-end loads of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, that waiver will apply.

Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as defined by Stifel.
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner or beneficiary within
90 days of the purchase (rights of reinstatement). For the absence of doubt, shares redeemed through a systematic withdrawal plan are not eligible for rights of reinstatement.

Shares purchased in connection with rollovers from retirement plans to IRAs.
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Purchases of Class 529-A shares through a rollover from another 529 plan.
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

B-6  Prospectus | PIMCO Funds

Prospectus

Return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations.
Shares sold in connection with a right of reinstatement.
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
Shares exchanged or sold in a Stifel fee-based advisory or “wrap” program.
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply (excluding those offered by other intermediaries).
Share Class Conversions in Advisory Accounts
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel without incurring a sales charge upon transfer of shares into a Stifel-affiliated advisory program.
Shareholders purchasing Fund shares through a US Bancorp Investments, Inc. (“USBI”) platform or who own shares for which USBI is the broker-dealer (where the shares are held in an omnibus account) will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
All other sales charge waivers and reduction described elsewhere in a Fund’s Prospectus or SAI still apply.
Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Shareholders in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in a Fund’s Prospectus or SAI still apply.
If you purchase, hold or redeem fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers), share class conversion policy and front-end load discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

Qualified employer-sponsored defined contribution and defined benefit retirement plans and nonqualified deferred compensation plans, and other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
Shares purchased through rights of reinstatement as described in the Classes of Shares – Sales Charges – Reinstatement Privilege section of this prospectus.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates, or their spouses or financial dependents, in each case as defined by J.P. Morgan Securities
LLC.

Class C to Class A share conversion
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures [as stated in certain J.P. Morgan Securities LLC brokerage disclosures.]

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Shares acquired through a right of reinstatement.

August 1, 2024 | Prospectus  B-7

PIMCO Funds

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation and letters of intent
Breakpoints as described in this prospectus.
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

B-8  Prospectus | PIMCO Funds

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 1100 Main Street, Suite 400, Kansas City, MO 64105
TRANSFER AGENT
SS&C Global Investor and Distribution Solutions, Inc.
Institutional Class, I-2, I-3 and Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C and Class R — P.O. Box 219294, Kansas City, MO 64121-9294
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 1.888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI, Form N-CSR and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.
The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.
You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 1.888.87.PIMCO (1.888.877.4626) or by writing to:
PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Fund may be obtained by calling 1.888.87.PIMCO (1.888.877.4626).
Paper copies of the Funds' shareholder reports are required to be provided free of charge by the Fund or financial intermediary upon request.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our website at pimco.com for additional information about the Funds, including the SAI, the annual and semi-annual reports, and other information such as Fund financial statements, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-05028
PF0002_080124

PIMCO Funds
Prospectus
August 1, 2024
Short Duration Strategy Funds
	Inst	I–2	I–3	M	Admin	A	C	C–2	R
PIMCO Government Money Market Fund	PGYXX	PGPXX	–	PGFXX	PGOXX	AMAXX	AMGXX	–	–
PIMCO Low Duration Fund	PTLDX	PLDPX	PTLNX	–	PLDAX	PTLAX	PTLCX	PLCCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	–	–	–	PDFAX	–	–	–	–
PIMCO Low Duration ESG Fund	PLDIX	PLUPX	–	–	–	–	–	–	–
PIMCO Short Asset Investment Fund	PAIDX	PAIPX	PANDX	PAMSX	PAIQX	PAIAX	–	–	–
PIMCO Short–Term Fund	PTSHX	PTSPX	PTSNX	–	PSFAX	PSHAX	PFTCX	–	PTSRX
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.

PIMCO Government Money Market Fund

Investment Objective
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):(1)	None
1
Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class M	Admin Class	Class A	Class C
Management Fees	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%
Total Annual Fund Operating Expenses(1)	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%
1
To maintain certain net yields for the Fund, Pacific Investment Management Company LLC (“PIMCO”) or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. Such waivers, if any, are not reflected in this table. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” in the Fund’s prospectus for additional information.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class M, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
I-2	$29	$90	$157	$356
Class M	$18	$58	$101	$230
Administrative Class	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.
The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.
The Fund may enter into reverse repurchase agreements and sale buy back transactions to satisfy redemption requests or for other temporary or emergency purposes.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

PIMCO Funds | Prospectus  1

PIMCO Government Money Market Fund

Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Reverse Repurchase Agreements and Other Borrowings Risk:  the risk that reverse repurchase agreements or other borrowings may increase the Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Class M shares. For periods prior to the inception date of Institutional Class and Administrative Class shares (May 13, 2016), performance information shown in the table for that class is based on the performance of the Fund’s Class M shares, adjusted to reflect the fees and expenses paid by these classes of shares. To obtain the Fund’s current yield, call 888.87.PIMCO. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the FTSE 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Class M

Best Quarter	December 31, 2023	1.34%
Worst Quarter	June 30, 2021	0.00%
Year-to-Date	June 30, 2024	2.63%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.03%	1.78%	1.18%
I-2 Return Before Taxes	4.93%	1.72%	1.12%
Class M Return Before Taxes	5.03%	1.78%	1.18%
Administrative Class Return Before Taxes	5.03%	1.78%	1.18%
Class A Return Before Taxes	4.88%	1.69%	1.09%
Class C Return Before Taxes	4.88%	1.69%	1.09%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.26%	1.91%	1.26%
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and William Martinez. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011. Mr. Wittkop is an Executive Vice President of PIMCO, and he has managed the Fund since July 2021. Mr. Martinez is an Executive Vice President of PIMCO, and he has managed the Fund since July 2021.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 25 of this prospectus.

2  Prospectus | PIMCO Funds

PIMCO Low Duration Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 41 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
Management Fees	0.46%	0.56%	0.66%	0.46%	0.50%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.55%	0.75%	0.50%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.70%	0.75%	0.79%	1.14%	1.34%	1.09%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.60%	0.65%	0.75%	0.79%	1.14%	1.34%	1.09%
1
“Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.46%, 0.56%, 0.61%, 0.71%, 0.75%, 1.10%, 1.30% and 1.05% for Institutional Class, I-2, I-3, Administrative Class, Class A , Class C, Class C-2 and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
I-2	$61	$192	$335	$750
I-3	$66	$219	$385	$866
Administrative Class	$77	$240	$417	$930
Class A	$304	$472	$654	$1,181
Class C	$216	$362	$628	$1,288
Class C-2	$236	$425	$734	$1,462
Class R	$111	$347	$601	$1,329
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$304	$472	$654	$1,181
Class C	$116	$362	$628	$1,288
Class C-2	$136	$425	$734	$1,462
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 360% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on

PIMCO Funds | Prospectus  3

PIMCO Low Duration Fund

PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual

4  Prospectus | PIMCO Funds

Prospectus

obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund

August 1, 2024 | Prospectus  5

PIMCO Low Duration Fund

Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018) and Class C-2 shares (October 21, 2020), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A, Class C and Class C-2 shares in the Average Annual Total Returns table reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the ICE BofAML 1-3 Year U.S. Treasury Index. The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	2.94%
Worst Quarter	March 31, 2022	-2.93%
Year-to-Date	June 30, 2024	1.62%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.31%	1.39%	1.26%
Institutional Class Return After Taxes on Distributions(1)	3.57%	0.39%	0.25%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.11%	0.64%	0.52%
I-2 Return Before Taxes	5.20%	1.29%	1.16%
I-3 Return Before Taxes	5.16%	1.24%	1.11%
Administrative Class Return Before Taxes	5.05%	1.13%	1.01%
Class A Return Before Taxes	2.64%	0.64%	0.72%
Class C Return Before Taxes	3.64%	0.74%	0.62%
Class C-2 Return Before Taxes	3.43%	0.54%	0.42%
Class R Return Before Taxes	4.69%	0.79%	0.67%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	4.26%	1.30%	1.05%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

6  Prospectus | PIMCO Funds

Prospectus

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Daniel Hyman, Jerome Schneider and Jelle Brons. Mr. Seidner is CIO Non-traditional Strategies. Messrs. Hyman, Schneider and Seidner are Managing Directors of PIMCO. Mr. Brons is an Executive Vice President of PIMCO. Mr. Schneider has jointly and primarily managed the Fund since September 2014 and Messrs. Seidner, Brons and Hyman have jointly and primarily managed the Fund since October 2022.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 25 of this prospectus.

August 1, 2024 | Prospectus  7

PIMCO Low Duration Fund II

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	Admin Class
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.77%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50% and 0.75% for Institutional Class, and  Administrative Class, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$167	$291	$653
Administrative Class	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 270% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings

8  PIMCO Funds | Prospectus

Prospectus

from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund

August 1, 2024 | Prospectus  9

PIMCO Low Duration Fund II

Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the ICE BofAML 1-3 Year U.S. Treasury Index. The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	2.71%
Worst Quarter	March 31, 2022	-2.89%
Year-to-Date	June 30, 2024	1.48%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.57%	1.14%	1.10%
Institutional Class Return After Taxes on Distributions(1)	2.91%	0.33%	0.34%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.68%	0.53%	0.51%
Administrative Class Return Before Taxes	4.31%	0.89%	0.85%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	4.26%	1.30%	1.05%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Mike Cudzil and Jerome Schneider. Mr. Seidner is CIO Non-traditional Strategies. Messrs. Cudzil, Schneider and Seidner are Managing Directors of PIMCO. Mr. Schneider has jointly and primarily managed the Fund since September 2014, and Messrs. Seidner and Cudzil have jointly and primarily managed the Fund since October 2022.

10  Prospectus | PIMCO Funds

Prospectus

Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 25 of this prospectus.

August 1, 2024 | Prospectus  11

PIMCO Low Duration ESG Fund

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.You may pay other fees, such as commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3
Management Fees	0.50%	0.60%	0.70%
Other Expenses(1)	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.61%	0.71%	0.81%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.61%	0.71%	0.76%
1
“Other Expenses” include interest expense of 0.11%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60% and 0.65% for Institutional Class, I-2 and I-3 Class, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or I-3 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
I-2	$73	$227	$395	$883
I-3	$78	$254	$445	$997
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 245% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the (1) manufacture of alcoholic beverages, tobacco products or military equipment, (2) operation of gambling casinos, (3) production or distribution of adult entertainment materials, (4) oil industry, including extraction, production, and refining or (5) production, distribution of coal and coal fired generation. Notwithstanding the restrictions set forth above, the Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production or natural gas generation or sales and trading activities. The Fund may also invest in labeled green, sustainability, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate (often referred to as “green bonds”), environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (or such more restrictive threshold or exclusionary screen (i.e., a lower gross revenue threshold), as may be determined by PIMCO from time to time).
In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) do not meet criteria determined by PIMCO. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations

12  PIMCO Funds | Prospectus

Prospectus

such as entities sponsored by the United Nations, and augment its assessments based on engagements with issuers regarding their ESG practices that have the potential to enhance risk-adjusted returns. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. The Fund may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks, with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities (issuers of which will not be treated as subject to the non-governmental issuer screens described herein), subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest in derivatives, such as credit default swaps, on indexes of securities which may include exposure to issuers that the Fund is not permitted to invest in directly. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar

August 1, 2024 | Prospectus  13

PIMCO Low Duration ESG Fund

investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Environmental, Social and Governance Risk:  the risk that, because the Fund’s ESG strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance may differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the

14  Prospectus | PIMCO Funds

Prospectus

continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the ICE BofAML 1-3 Year U.S. Treasury Index. The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	3.00%
Worst Quarter	March 31, 2022	-3.30%
Year-to-Date	June 30, 2024	1.62%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.09%	1.20%	1.10%
Institutional Class Return After Taxes on Distributions(1)	3.69%	0.37%	0.26%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.99%	0.57%	0.47%
I-2 Return Before Taxes	4.99%	1.10%	1.00%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	4.26%	1.30%	1.05%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Marc Seidner, Jerome Schneider and Jelle Brons. Mr. Seidner is CIO Non-traditional Strategies, Messrs. Schneider and Seidner are Managing Directors of PIMCO, and Mr. Brons is an Executive Vice President of PIMCO. Mr. Schneider has jointly and primarily managed the Fund since September 2014, Mr. Brons has jointly and primarily managed the Fund since April 2019, and Mr. Seidner has jointly and primarily managed the Fund since October 2022.

August 1, 2024 | Prospectus  15

PIMCO Low Duration ESG Fund

Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 25 of this prospectus.

16  Prospectus | PIMCO Funds

PIMCO Short Asset Investment Fund

Investment Objective
The Fund seeks maximum current income, consistent with daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 41 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):(1)	None
1
Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class M	Admin Class	Class A
Management Fees	0.34%	0.44%	0.54%	0.34%	0.34%	0.44%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.36%	0.46%	0.56%	0.36%	0.61%	0.71%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.36%	0.46%	0.51%	0.36%	0.61%	0.71%
1
“Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.34%, 0.44%, 0.49%, 0.34%, 0.59% and 0.69% for Institutional Class, I-2, I-3, Class M, Administrative Class and Class A shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class M, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$37	$116	$202	$456
I-2	$47	$148	$258	$579
I-3	$52	$174	$308	$697
Class M	$37	$116	$202	$456
Administrative Class	$62	$195	$340	$762
Class A	$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one and one-half years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 60% of its total assets in corporate issuers.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 20% of

PIMCO Funds | Prospectus  17

PIMCO Short Asset Investment Fund

its total assets in asset-backed securities and up to 10% of its total assets in privately issued mortgage-backed securities. The Fund may invest up to 10% of its total assets in interest rate swaps and up to 5% of its total assets in credit default swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

18  Prospectus | PIMCO Funds

Prospectus

Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Class M shares (December 21, 2015) and I-3 shares (April 27, 2018), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges, which applied prior to December 2, 2019. To obtain the Fund’s current yield, call 888.87.PIMCO. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the FTSE 3-Month Treasury Bill Index. The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	2.60%
Worst Quarter	March 31, 2020	-1.94%
Year-to-Date	June 30, 2024	3.08%

August 1, 2024 | Prospectus  19

PIMCO Short Asset Investment Fund

Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.66%	1.98%	1.68%
Institutional Class Return After Taxes on Distributions(1)	3.57%	1.08%	0.91%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.32%	1.13%	0.95%
I-2 Return Before Taxes	5.56%	1.88%	1.58%
I-3 Return Before Taxes	5.51%	1.83%	1.52%
Class M Return Before Taxes	5.36%	1.92%	1.65%
Administrative Class Return Before Taxes	5.35%	1.71%	1.41%
Class A Return Before Taxes	5.33%	1.17%	1.10%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.26%	1.91%	1.26%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Manager
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO, Mr. Wittkop is an Executive Vice President of PIMCO, and Mr. Chiaverini is a Senior Vice President of PIMCO. Mr. Schneider has managed the Fund since May 2012, and Messrs. Wittkop and Chiaverini have managed the Fund since July 2021.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 25 of this prospectus.

20  Prospectus | PIMCO Funds

PIMCO Short-Term Fund

Investment Objective
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 41 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.45%	0.55%	0.65%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.55%	0.50%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.48%	0.58%	0.68%	0.73%	0.73%	1.03%	0.98%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.48%	0.58%	0.63%	0.73%	0.73%	1.03%	0.98%
1
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.45%, 0.55%, 0.60%, 0.70%, 0.70%, 1.00% and 0.95% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.
2
PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$154	$269	$604
I-2	$59	$186	$324	$726
I-3	$64	$213	$374	$842
Administrative Class	$75	$233	$406	$906
Class A	$298	$453	$622	$1,111
Class C	$205	$328	$569	$1,175
Class R	$100	$312	$542	$1,201
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111
Class C	$105	$328	$569	$1,175
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes

PIMCO Funds | Prospectus  21

PIMCO Short-Term Fund

in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk:  the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk:  the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk:  the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the

22  Prospectus | PIMCO Funds

Prospectus

value of derivatives or other similar investments and the Fund’s performance
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Currency Risk:  the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk:  the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk:  the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table

August 1, 2024 | Prospectus  23

PIMCO Short-Term Fund

reflects the impact of sales charges.The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. Effective July 24, 2024, the Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The supplemental index shown is the FTSE 3-Month Treasury Bill Index. The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	3.88%
Worst Quarter	March 31, 2020	-2.09%
Year-to-Date	June 30, 2024	3.28%
Average Annual Total Returns (for periods ended 12/31/23)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.08%	2.27%	2.02%
Institutional Class Return After Taxes on Distributions(1)	4.14%	1.18%	1.06%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.57%	1.27%	1.12%
I-2 Return Before Taxes	5.98%	2.16%	1.91%
I-3 Return Before Taxes	5.92%	2.12%	1.87%
Administrative Class Return Before Taxes	5.82%	2.01%	1.76%
Class A Return Before Taxes	3.44%	1.55%	1.53%
Class C Return Before Taxes	4.50%	1.71%	1.46%
Class R Return Before Taxes	5.56%	1.76%	1.51%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.26%	1.91%	1.26%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO, Mr. Wittkop is an Executive Vice President of PIMCO, and Mr. Chiaverini is a Senior Vice President of PIMCO. Mr. Schneider has managed the Fund since January 2011, and Messrs. Wittkop and Chiaverini have managed the Fund since April 2019.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 25 of this prospectus.

24  Prospectus | PIMCO Funds

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, Class M, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
■
Calling us at 1.888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@dstsystems.com
Class A, Class C, Class C-2 and Class R
The minimum initial investment for Class A, Class C and Class C-2 shares of the Fund is $1,000. The minimum subsequent investment for Class A, Class C and Class C-2 shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A, Class C and Class C-2 shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO
64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc.,
430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

August 1, 2024 | Prospectus  25

PIMCO Funds

Description of Principal Risks
The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.
Principal Risk	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund
Interest Rate	x	x	x	x	x	x
Call	x	x	x	x	x	x
Credit	x	x	x	x	x	x
High Yield	–	x	–	x	–	x
Market	x	x	x	x	x	x
Issuer	–	x	x	x	x	x
Liquidity	–	x	x	x	x	x
Derivatives	–	x	x	x	x	x
Equity	–	x	x	x	–	x
Mortgage-Related and Other Asset-Backed Securities	–	x	x	x	x	x
Collateralized Loan Obligations	–	x	–	–	x	x
Foreign (Non-U.S.) Investment	–	x	–	x	x	x
Emerging Markets	–	x	–	x	x	–
Sovereign Debt	–	x	–	x	–	–
Currency	–	x	–	x	–	x
Leveraging	–	x	x	x	x	x
Management	x	x	x	x	x	x
Reverse Repurchase Agreements and Other Borrowings	x	–	–	–	–	–
Short Exposure	–	x	x	x	x	x
Environmental, Social and Governance	–	–	–	x	–	–
LIBOR Transition	–	x	x	x	x	x
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility

26  Prospectus | PIMCO Funds

Prospectus

than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.
Rising interest rates may result in a decline in value of a Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or a Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if a Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. Credit risk is greater to the extent a Fund uses leverage or derivatives.

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Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or a counterparty faces challenges rolling or refinancing its obligations.
High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in thinly-traded markets. When secondary markets for high yield securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.
Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions

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with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Certain Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to a Fund that may invest in fixed income securities. As discussed more under “Interest Rate Risk,” the Federal Reserve has raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of a Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Although interest rates have significantly increased since 2022 through the date of this Prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments. For example, tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated NAV, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in a Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when a Fund wishes to dispose of it. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

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In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.
Derivatives Risk
Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that a Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques— Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract) and management risk, as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, a Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The 1940 Act and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Non-centrally-cleared over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund's clearing broker or the clearinghouse.

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Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, a Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose a Fund to additional risks. In addition, derivatives used for hedging may partially protect a Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Equity Risk
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, common stocks, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.Conversely, a change in financial condition or other event affecting a single issuer or industry may adversely impact securities markets as a whole. Equity securities generally have greater price volatility than most fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s

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mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.
Collateralized Loan Obligations Risk
Certain Funds may invest in collateralized loan obligation (“CLOs”) and other similarly structured investments. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with investment in such underlying assets, the structure and characteristics of a CLO present certain additional risks. A Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of a Fund.
The cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the first loss of any defaults from the bonds or loans in the trust, although more senior tranches may also bear losses. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws.
Foreign (Non-U.S.) Investment Risk
Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, legal, accounting and auditing standards of foreign (non-U.S.) countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign (non-U.S.) market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities. Investments in foreign (non-U.S.) markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign (non-U.S.) government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign (non-U.S.) investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund's investments. Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions,

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political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect a Fund’s investments in a foreign (non-U.S.) country, and may render holdings in that foreign (non-U.S.) country illiquid or even worthless. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions and adversely impact a Fund's liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, a Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, volatility, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities, may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established regulatory, disclosure, legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may increase the potential for market manipulation or reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments, or to obtain information needed to pursue or enforce such judgments, against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. A Fund may also be subject to Emerging Markets Risk if it invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default

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or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Although a Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in or exposure to foreign (non-U.S.) currencies and/or foreign (non-U.S.) currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. A Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where a Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed a Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements.
Management Risk
Each Fund is subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds , or may determine that certain factors are more significant than others. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO and individual portfolio managers will expose all material risks associated with an investment. Additionally, PIMCO and individual portfolio managers may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to a Fund . To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to a Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for a Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Please refer to “Portfolio Managers – Conflicts of Interest” in the SAI for further information. Additionally,

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legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on a Fund’s ability to realize its investment objective.
Reverse Repurchase Agreements and Other Borrowings Risk
A Fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowings. Reverse repurchase agreements and other borrowings may increase the Fund’s overall investment exposure and the related transaction costs may detract from Fund performance. Certain late-day reverse repurchase agreements may be settled free of payment by the Fund and a subsequent cash wire to the Fund once the collateral is received and verified by the counterparty.
Short Exposure Risk
A Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in a Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund.
Environmental, Social and Governance Risk
A Fund’s Environmental, Social and Governance (“ESG”) investing strategy, which may select or typically exclude securities of certain issuers for reasons in addition to performance, carries the risk that a Fund’s performance may differ from funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices. PIMCO’s assessment of a company's practices and processes relating to ESG investing may also change, including in response to legal and regulatory developments relevant to sustainable and/or ESG investing. In addition, a Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments, which may cause the Fund to underperform. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its ESG practices. PIMCO’s engagement practices are conducted on a firm-wide basis and would be expected to focus on ESG practices that have the potential to enhance risk-adjusted returns. Socially responsible norms differ by region, and an issuer’s ESG practices or PIMCO’s assessment of an issuer’s ESG practices may change over time. PIMCO’s ESG process seeks to exclude investments that are misaligned with certain sustainability principles, as determined by PIMCO’s internal criteria. The Fund may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to pursuing improvement in certain ESG practices, as determined in PIMCO’s sole discretion. Successful application of a Fund’s ESG investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Regulation of ESG investing in the U.S. and abroad is evolving. Future regulatory developments in the U.S. and abroad which seek to regulate ESG investing approaches and/or associated disclosures may impact or otherwise influence the ESG investing

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strategies utilized by PIMCO in the future. The Fund’s investments in certain issuers may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. Past performance is not a guarantee or reliable indicator of future results.
LIBOR Transition Risk
Certain instruments in which a Fund may invest have relied or continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one- and six-month sterling LIBOR settings have ceased, and while publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. So-called “tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of a Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings.

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Management of the Funds
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the “Trust”), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2024, PIMCO had approximately $1.88 trillion in assets under management.
Management Fees
Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2024, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately):
	Management Fees
Fund Name	Inst Class	Class M	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
PIMCO Government Money Market Fund	0.18%	0.18%	0.28%	N/A	0.18%	0.33%	0.33%	N/A	N/A
PIMCO Low Duration Fund	0.46%	N/A	0.56%	0.66%	0.46%	0.50%	0.55%	0.55%	0.55%
PIMCO Low Duration Fund II	0.50%	N/A	N/A	N/A	0.50%	N/A	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.50%	N/A	0.60%	0.70%(1)	N/A	N/A	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.34%	0.34%	0.44%	0.54%	0.34%	0.44%	N/A	N/A	N/A
PIMCO Short-Term Fund	0.45%	N/A	0.55%	0.65%	0.45%	0.45%	0.45%	N/A	0.45%
1
This share class was not operational during the fiscal year ended March 31, 2024.
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Advisory Fees.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2024, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):
Fund Name	Advisory Fee All Classes(1)
PIMCO Government Money Market Fund	0.12%
PIMCO Low Duration Fund	0.25%
PIMCO Low Duration Fund II	0.25%
PIMCO Low Duration ESG Fund	0.25%
PIMCO Short Asset Investment Fund	0.20%
PIMCO Short-Term Fund	0.25%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 78.
A discussion of the basis for the Board of Trustees’ approval of the Funds' investment advisory contract is available in the Funds' Form N-CSR filed with the SEC for the fiscal half-year ended September 30, 2023.
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Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

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For the fiscal year ended March 31, 2024, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):
	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	Class M	I-2	I-3	Admin Class	Class A	Class C	Class C-2	Class R
PIMCO Government Money Market Fund	0.06%	0.06%	0.16%	N/A	0.06%	0.21%	0.21%	N/A	N/A
PIMCO Low Duration Fund	0.21%	N/A	0.31%	0.41%	0.21%	0.25%	0.30%	0.30%	0.30%
PIMCO Low Duration Fund II	0.25%	N/A	N/A	N/A	0.25%	N/A	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	N/A	0.35%	0.45%(2)	N/A	N/A	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.14%	0.14%	0.24%	0.34%	0.14%	0.24%	N/A	N/A	N/A
PIMCO Short-Term Fund	0.20%	N/A	0.30%	0.40%	0.20%	0.20%	0.20%	N/A	0.20%
1
For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 78.
2
This share class was not operational during the fiscal year ended March 31, 2024.
Expense Limitation Agreement
PIMCO has contractually agreed, through July 31, 2025, to waive a portion of each Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreements
PIMCO has contractually agreed, through July 31, 2025, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Low Duration Fund, PIMCO Low Duration ESG Fund, PIMCO Short Asset Investment Fund and PIMCO Short-Term Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
The PIMCO Low Duration ESG Fund (the “Investing Fund”) anticipates that it may invest in other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund,” and collectively, the “Underlying Funds”). The Investing Fund pays advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to the Investing Fund’s shares. The Investing Fund also indirectly pays its proportionate share of the advisory fees, supervisory and administrative fees and management fees charged by PIMCO to the Underlying Funds in which the Fund invests (collectively, the “Underlying PIMCO Fund Fees”). With respect to the Investing Fund, PIMCO has contractually agreed, through July 31, 2025, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the Investing Fund in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Investing Fund in connection with its investments in Underlying Funds up to a maximum waived amount that is equal to the Investing Fund’s aggregate advisory fee and supervisory and administrative fee. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
Temporary Fee Waivers, Reductions and Reimbursements
To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Trust’s Distributor, PIMCO Investments LLC (the “Distributor”), have entered into a fee and expense limitation agreement with the Fund (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s supervisory and administrative fee, any distribution and/or service (12b-1) fees applicable to a class of the Fund, or the Fund’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from the Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the “GM Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the

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total GM Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The GM Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time. In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares.
Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.
Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Low Duration PIMCO Low Duration ESG	Jelle Brons	10/22 4/19
Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for
CreditDelta, a credit market and portfolio analysis tool. He has investment experience since
2002 and holds a master’s degree in actuarial science and econometrics from the University of
Amsterdam and a master’s degree in financial engineering and quantitative analysis from the
ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager
(FRM) and is a CFA charterholder.

PIMCO Short Asset Investment PIMCO Short-Term	Nathan Chiaverini	7/21 4/19
Senior Vice President, PIMCO. Mr. Chiaverini is a portfolio manager on the short-term desk.
Prior to joining PIMCO in 2012, he was a vice president and portfolio manager at BlackRock, focusing on institutional multi-sector portfolios. Prior to this, he held trading and strategy research positions within interest rate derivatives and mortgage- backed securities at Barclays
Capital. He has investment experience since 2004 and holds a bachelor’s degree in economics and history from the University of Colorado and an MBA in analytic finance and economics from the University of Chicago Booth School of Business.

PIMCO Low Duration II	Mike Cudzil	10/22
Managing Director, PIMCO. Mr. Cudzil is a managing director and generalist portfolio manager based in the Newport Beach office. As portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and co-lead of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. He has 26 years of investment experience and holds a bachelor's degree in political science from the University of Pennsylvania.

PIMCO Low Duration	Daniel Hyman	10/22
Managing Director, PIMCO. Mr. Hyman is a managing director and leads the agency mortgage portfolio management team in the Newport Beach office. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs. He has 21 years of investment experience and holds an undergraduate degree fro Lehigh University.

PIMCO Government Money Market	William Martinez	7/21
Executive Vice President, PIMCO. Mr. Martinez is a portfolio manager on the short-term desk primarily focused on funding and collateral trading strategies. Prior to joining PIMCO in 2013, he was an associate director at Barclays, focusing on short-term fixed income markets and global funding trading strategies. He has investment experience since 2003 and holds an undergraduate degree from Columbia University.

PIMCO Government Money Market PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration ESG PIMCO Short Asset Investment PIMCO Short-Term	Jerome Schneider	1/11 9/14 9/14 9/14 5/12* 1/11
Managing Director, PIMCO. Mr. Schneider is leader of short-term portfolio management and funding. Prior to joining PIMCO in 2008, he served as Senior Managing Director with Bear
Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined
Bear Stearns in 1995. He has investment experience since 1996 and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an
MBA from the Stern School of Business at New York University.

PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration ESG	Marc Seidner	10/22 10/22 10/22
CIO Non-traditional Strategies and Managing Director, PIMCO. Mr. Seidner is head of portfolio
PIMCO management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014.
Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at
Fidelity Management and Research. He has investment experience since 1988 and holds an undergraduate degree in economics from Boston College.

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PIMCO Funds

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Government Money Market PIMCO Short Asset Investment PIMCO Short-Term	Andrew Wittkop	7/21 7/21 4/19
Executive Vice President, PIMCO. Mr. Wittkop is a portfolio manager focusing on Treasury bonds, agencies and interest rate derivatives. He previously worked on the real return desk.
Prior to that, he was a portfolio analyst with the global portfolio management team and a product manager for absolute return strategies. He has investment experience since 2001 and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.
Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

40  Prospectus | PIMCO Funds

Prospectus

Classes of Shares
Class A, Class C, Class C-2, Class R, Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Individual investors that have an account with certain intermediaries can generally invest in Class C-2 shares. Class C and Class C-2 shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years.  In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, Class M, I-2, I-3, Administrative Class and Class R shares.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.
The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust’s multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.
Sales Charges
Initial Sales Charges — Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.
PIMCO Low Duration and PIMCO Short-Term Funds — Class A shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount I nvested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000 +	0.00%*	0.00%*
*
As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A shares will be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. If the financial firm through which such investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a contingent deferred sales charge upon redemption. See “Sales at Net Asset Value” and “Contingent Deferred Sales Charges – Class A Shares” below.
Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the SAI.
Combined Purchase Privilege and Right of Accumulation (Breakpoints).   A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A, Class C and Class C-2 shares

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PIMCO Funds

of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).
The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.
*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).
Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent.   Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market Fund). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.
In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.
Reinstatement Privilege.   A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.
Method of Valuation of Accounts.   To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).
Sales at Net Asset Value.   In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services; trustees or other fiduciaries purchasing shares through certain group omnibus plans (such a 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost. Please see the SAI for additional details.
If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.
Required Shareholder Information and Records.   In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide

42  Prospectus | PIMCO Funds

Prospectus

information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:
■
all of the investor’s accounts held directly with the Trust or through a financial firm;
■
any account of the investor at another financial firm; and
■
accounts of Qualifying Investors, at any financial firm.
The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 1.888.87.PIMCO.
Contingent Deferred Sales Charges
Class A Shares
Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the PIMCO Low Duration and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase.Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the PIMCO Low Duration and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. If the financial firm through which you purchased your shares does not receive any upfront commission from the Distributor at the time of purchase, you will not be subject to a CDSC upon redemption.
The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.
Class C and Class C-2 Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C or Class C-2 shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C or Class C-2 shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.
Class C and Class C-2 Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*
Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.
How CDSCs will be Calculated
A CDSC is imposed on redemptions of Class C and Class C-2 shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
The following rules apply under the method for calculating CDSCs:
■
Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
■
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
■
CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
■
In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.
For example, the following illustrates the operation of the Class C and Class C-2 CDSC:
■
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C and Class C-2 shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C and Class C-2, respectively, CDSC would be $20.
Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A, Class C and Class C-2 shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A, Class C and Class C-2 shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by a Fund as a result of an account not satisfying applicable

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minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship and/or there will be minimal cost borne by the Distributor associated with the redemption; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; redemptions by a shareholder who is a participant through certain employer sponsored retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed.  Please see the SAI for additional details.
A redemption by a Class A shareholder who purchased, through a financial firm, $250,000 or more of Class A shares of the PIMCO Low Duration and PIMCO Short-Term Funds (and, thus, did not pay an initial sales charge) will not be subject to a CDSC where the Distributor did not pay at the time of purchase an upfront commission to the financial firm but began paying distribution and/or shareholder services fees immediately.
Shares Purchased or Held Through Financial Firms
The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
No Sales Charges — Class R Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.
The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.
Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Purchasing Shares – Class R” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.
Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.
Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often

44  Prospectus | PIMCO Funds

Prospectus

higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.
These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.
No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares
The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, Class M, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial professional or financial firm can help you determine if you are eligible to purchase Institutional Class, Class M, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.
An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.
Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class, Class M, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.
Institutional Class  shares are offered for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
Class M  shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals, and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services. Class M shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
I-2  shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.
I-3  shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-3 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Administrative Class  shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.
Distribution and Servicing (12b-1) Plans
Class A, Class C, Class C-2 and Class R Shares.   The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).
With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.
Class A shares pay only servicing fees. Class C, Class C-2 and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Class A	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

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Class C	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Low Duration Fund	0.25%	0.30%
PIMCO Short-Term Fund	0.25%	0.30%
All other Funds	0.25%	0.75%

Class C-2	Servicing Fee	Distribution Fee
PIMCO Low Duration Fund	0.25%	0.50%

Class R	Servicing Fee	Distribution Fee
All other Funds	0.25%	0.25%
Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C, Class C-2 and Class R shares do not pay initial sales charges, the distribution fees payable on Class C, Class C-2 and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Administrative Class Shares.   The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.
With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.
The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
Administrative Class	Distribution and/ or Servicing Fee
PIMCO Government Money Market Fund	0.10%
All other Funds	0.25%
Servicing Arrangements
Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.
These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.
Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial professionals through which you purchase your shares.

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With respect to Class C and Class C-2 shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.
Revenue Sharing/Marketing Support.   The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial professionals and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates. The Distributor also makes payments to one or more financial firms based on the levels of advisory fees of the Funds.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A, Class C and Class C-2 shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of: (a) 0.10% of gross sales of Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”) or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A, Class C and Class C-2 shares (Class R shares, if applicable) of the Funds and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C, Class C-2 and I-2 shares of funds of the Trust and PIMCO Equity Series as of the effective date of a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C, Class C-2 and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A, Class C and Class C-2 shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A, Class C and Class C-2 shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C, Class C-2 and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.
Model Portfolios.   Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients invested in the Funds, the advisory fee, the total expense ratio (not including interest expenses), or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.

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Ticket Charges.   In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.   In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology, to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which, in some instances, is held virtually), meals and small gifts and pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.   In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. Some platform support arrangements also may entitle the Distributor or PIMCO to ancillary benefits such as reduced fees to attend a financial firm’s event or conference or elimination of one-time setup fees, such as CUSIP charges that financial firms otherwise may charge. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds.
Payments.   Payments for items including event support, platform support, data and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder’s financial professional and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the SAI.
Purchases, Redemptions and Exchanges
The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs
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A link from your PIMCO Fund account to your bank account
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Special arrangements for tax-qualified retirement plans
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Investment programs which allow you to reduce or eliminate the initial sales charges
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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs
In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.
If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.
Purchasing Shares — Class A, Class C and Class C-2
You can purchase Class A, Class C or Class C-2 shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker- dealer or other financial firm will normally be held in your account with that firm.
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Through the Distributor.  (Class A and Class C only)  You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.
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Investment Minimums — Class A, Class C and Class C-2 Shares.  The following investment minimums apply for purchases of Class A, Class C and Class C-2 shares.
Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund
Purchasing Shares — Class R
Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Class R Shares” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.
Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.
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Investment Minimums — Class R Shares.  There is no minimum initial or additional investment in Class R shares.
To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.
The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

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The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler’s check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.
Purchasing Shares — Institutional Class, Class M, I-2, I-3 and Administrative Class
Eligible investors may purchase Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares” above.
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Investment Minimums — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares.  The following investment minimums apply for purchases of Institutional Class, Class M, I-2, I-3 and Administrative Class shares.
Initial Investment	Subsequent Investments
$1 million per account	None
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Initial Investment.  Investors who wish to invest in Institutional Class  and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See “No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares.” The completed Account Application may be submitted using the following methods:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
Except as described below, an investor may purchase Institutional Class, Class M and Administrative Class shares only by wiring federal funds to:
PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest
Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 1.888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). Under normal circumstances, in order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.
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Additional Investments.  An investor may purchase additional Institutional Class  and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional Class M, I-2 or I-3 shares.
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Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class M, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.
Purchasing Shares — Additional Information
The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies, except as otherwise allowed by law or applicable Fund policy. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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In the interest of economy and convenience, certificates for shares will not be issued.
Redeeming Shares — Class A, Class C and Class C-2
You can redeem (sell) Class A, Class C or Class C-2 shares of the Funds in the following ways:
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Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.
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Redemptions by Telephone (Class A and Class C only).  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 1.888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.
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Directly from the Trust by Written Request (Class A and Class C only).  To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
1.
a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
2.
for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;
3.
any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
4.
any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.
If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.
The SAI describes a number of additional ways you can redeem your shares, including:
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Telephone requests to the Transfer Agent
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Online Account Access
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Expedited wire transfers
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Automatic Withdrawal Plan
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Automated Clearing House (ACH) Network
Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.
Redeeming Shares — Class R
Class R shares may be redeemed through the investor’s plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.
Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust’s Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust’s Transfer Agent and may charge for their services.
Redeeming Shares — Institutional Class, Class M and Administrative Class
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Redemptions in Writing.  Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds

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P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person. Contact your financial firm for information on redeeming Class M shares.
Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.
All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
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Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class  and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.
In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares - Additional Information.”
An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.
Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.
Redemptions Online
An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.
Redeeming Shares — I-2 and I-3
An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.
Redeeming Shares — Additional Information
Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice

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of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day (except for the PIMCO Government Money Market Fund). Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C, Class C-2, or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C, Class C-2, or Class R shares should purchase shares by certified or bank check or by wire transfer.
With respect to redemptions by wire from the PIMCO Government Money Market Fund, subject to the restrictions on order effectiveness set forth below in the section titled “Accepting and Timing of Purchase Orders, Redemption Orders and Share Price Calculations,” redemption proceeds will normally be wired to the redeeming shareholder on the same business day that the redemption request is received, if the redemption order is accepted by the Fund or its designee prior to the NYSE Close on a day the Fund is open for business. In such case, redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time).
For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust’s procedures, as more fully described below.
Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.
Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a “liquidity fee”, it reserves the right to do so in the future after providing at least sixty days’ prior notice to shareholders. For additional information on liquidity fees, please see “Investment Objectives and Policies—Government Intervention Risk” in the SAI.
In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Funds' use of redemptions in kind is discussed below.
Redemptions In Kind
The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

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Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.
Minimum Account Size
Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.
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Class A, Class C and Class C-2.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
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Institutional Class, Class M and Administrative Class.  If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
Request for Multiple Copies of Shareholder Documents
To reduce expenses related to mailings of shareholder documents, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be sent to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Exchanging Shares
You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. You may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust or a fund of PIMCO Equity Series, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus. In addition, you may also exchange Class C-2 shares of a Fund for Class C shares of any other fund of the Trust or a fund of PIMCO Equity Series, or Class C shares of a Fund for Class C-2 shares of any other Fund of the Trust, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus. Requests to exchange shares of the PIMCO Government Money Market Fund for shares of other funds of the Trust, PIMCO Equity Series received after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the next day’s NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.
Exchanges of Class A, Class C and Class C-2 shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.
An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the SAI.
Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares

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may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.
If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121- 9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept exchanges from the PIMCO Government Money Market Fund of $10 million or more via telephone. If you maintain your Institutional Class, Class M or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class C-2, Class R, Institutional Class, Class M, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.
Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.
The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C, Class C-2 and Class R shares.
The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.
Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations
Except for the PIMCO Government Money Market Fund, under normal circumstances, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National
Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, each Fund may (i) close trading early (in which the time as of which NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Trust is open for business.
With respect to the PIMCO Government Money Market Fund, a purchase order received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, together with payment made in one of the ways described above, will be effected at that day’s NAV plus any applicable sales charge. An order received after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the NAV determined on the next day that the Fund is open for business. However, orders received by certain retirement plans and other financial firms on a business day prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Fund’s NAV, in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the SIFMA recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.
Except for the PIMCO Government Money Market Fund, under normal circumstances, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is

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effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
With respect to the PIMCO Government Money Market Fund, a redemption request received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, is effective on that day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Fund or its designee. However, orders received by certain broker-dealers and other financial firms on a business day prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.
Abusive Trading Practices
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.
Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.
Except with respect to the Funds identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders (“Market Timing Policy”). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. PIMCO Government Money Market, PIMCO Short Asset Investment and PIMCO Short-Term Funds are not subject to the Market Timing Policy because they generally invest in more liquid, short duration fixed income securities and PIMCO anticipates that shareholders may purchase and sell shares of those Funds frequently.
The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund’s portfolio holdings and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

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Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.
Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.
Information Regarding State Escheatment Laws
Fund accounts can be considered abandoned property. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund (or the broker or custodian of record having beneficial owner information) may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. Typically, an investor’s last known address of record determines the state that has jurisdiction.
The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund.
Verification of Identity and Compliance with Economic Sanctions and Anti-Money Laundering Laws
To help the federal government combat the funding of terrorism and money laundering activities, federal law generally requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name, or the names of such control person(s) and/or beneficial owners of legal entity customers, appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless there is an applicable exception or exemption, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above, unless there is an applicable exception or exemption.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, and a Fund or its affiliates or agents may request information about the investor’s source of funds and source of wealth before permitting investment in the Fund.
After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified and all other requested information is provided to the Fund’s satisfaction. A Fund also may close or freeze your account and redeem your shares or take other appropriate action if it is unable to verify your identity or obtain the requested information within a reasonable time at any point in the lifecycle of the account.
The Funds and their affiliates are subject to various anti-money laundering laws in addition to those set forth above, as well as laws that restrict them from dealing with entities, individuals, organizations and/or investments that are subject to applicable sanctions regimes. Each investor acknowledges that (i) if the Funds or their affiliates or agents reasonably believe that such investor (or any of its underlying beneficial owners) is the subject or target of relevant economic or trade sanctions program or has used proceeds of crime to fund their investment, or (ii) if otherwise required by applicable law or regulation, the Funds or their affiliates or agents may, in their sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulations, including but not limited to freezing, segregating or redeeming such investor’s subscription in the Funds and/or making disclosures to appropriate regulators. In this event, the affected investor shall have no claim against the Fund or any of its affiliates or agents, for any form of damages that result from any of the aforementioned actions.

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PIMCO Funds

How Fund Shares are Priced
The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or that class.
On each day that the NYSE is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the NYSE Close. PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
Except for the PIMCO Government Money Market Fund for purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Investments for which market quotations are not readily available are value at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee's policies and procedures govern the Valuation Designee's selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”). Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Source. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.
The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in

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valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.” Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.
Fund Distributions
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.
In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.
Shares Purchased by Wire: Except for the PIMCO Government Money Market Fund, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.
With respect to the PIMCO Government Money Market Fund, if a purchase order for shares is received prior to 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received at or after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, dividends will begin to accrue the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are settled.
Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.
If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.
A Class A, Class C, Class C-2, or Class R shareholder may choose from the following distribution options:
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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 1.888.87.PIMCO.
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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial

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intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 1.888.87.PIMCO.
The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.
Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.
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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.
Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
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Taxes on Redemption or Exchanges of Shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Important Tax Reporting Considerations.  Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099- B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund in its Account Application or by written instruction that it is a C corporation, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding.  Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes.  A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Funds.
Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Funds described under “Fund Summaries” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
The risks of investing in the Investing Fund may be closely related to the risks associated with the Underlying Funds and their investments. However, as the Investing Fund may also invest its assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Investing Fund may be directly exposed to certain risks described below.
Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time, including for the same or similar investments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Fund when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant shareholder purchases and redemptions may adversely impact a Fund’s portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional

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investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Certain PIMCO Funds (the “PIMCO Funds of Funds”) invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. Similarly, other PIMCO-advised funds (the “PIMCO-Advised Investing Funds”), including the Investing Fund, may invest a portion of their assets in Underlying PIMCO Funds. In some cases, the PIMCO Funds of Funds, the PIMCO-Advised Investing Funds and certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds, the PIMCO-Advised Investing Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds, the PIMCO-Advised Investing Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Adverse impacts to an Underlying PIMCO Fund, such as these examples, may be exacerbated when the Underlying PIMCO Fund is invested in by another fund, such as a PIMCO-Advised Investing Fund, that itself is invested in by other funds. Such structures could make asset flows, performance and other factors more volatile at the Underlying PIMCO Fund level. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, and the PIMCO-Advised Investing Funds may invest a portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.
Investment Selection
Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. In selecting investments for a Fund, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO's discretion.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this Prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loans, including participations in and assignments thereof;
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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government- sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Funds (other than the PIMCO Government Money Market Fund), to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of
U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities. The U.S. Government Securities in which the PIMCO Government Money Market Fund may invest may pay fixed, floating, variable or adjustable interest rates. The U.S. Government Securities in which a Fund may invest may pay fixed, floating, variable, or adjustable interest rates.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
Municipal Bonds
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of a Fund to sell its municipal bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. Municipal Bonds may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and

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fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years including, for example, the physical impairment of a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks could adversely impact the value of a Fund’s Municipal Bond investments. The types of Municipal Bonds in which a Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed to maturity Municipal Bonds and other debt instruments and pools of any of the foregoing. A Fund may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. A Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk. The use of tender option bonds typically will impact a Fund’s duration and cause the Fund to be subject to increased duration and interest rate risk.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A to-be-announced (“TBA”) transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as issuer, maturity, coupon, face value, price and the settlement date. The actual pools delivered generally are determined two days prior to the settlement date.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, a Fund may be prevented from investing proceeds

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it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk.  Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.
Each Fund (except the PIMCO Government Money Market Fund) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.
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Privately Issued Mortgage-Related Securities.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Loan Participations and Assignments
Each Fund (except the PIMCO Government Money Market Fund) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Reinvestment
Each Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing a Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because a Fund’s portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on a Fund’s NAV, yield and total return.

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Focused Investment
To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; contagion risk within a particular industry or sector; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Bank Capital Securities and Trust Preferred Securities
There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Investments in distressed securities often involve increased control position risk and litigation risk. PIMCO may take actions in a stressed or distressed situation which results in disputes or litigation, which could impose costs on a Fund and could result in actions which decrease the value of the securities held by a Fund.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which a Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Each Fund (except the PIMCO Government Money Market Fund) may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. (The PIMCO Government Money Market Fund may invest without limit in the securities described in its 100% and 80% policies that pay fixed,

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floating, variable or adjustable interest rates.) A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the PIMCO Government Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Accordingly, except with respect to the PIMCO Government Money Market Fund, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Each Fund (except PIMCO Government Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposures often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposures may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
Each Fund (except the PIMCO Government Money Market Fund) may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a

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convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions.  Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.
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Limited Voting Rights.  Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the PIMCO Government Money Market Fund) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the PIMCO Government Money Market Fund) may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Foreign (Non-U.S.) Securities
Each Fund (except the PIMCO Government Money Market and PIMCO Low Duration II Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or

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over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), instruments or securities that are issued by foreign governments, or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, if the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of the imposition of sanctions and other similar measures, nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. The PIMCO Short Asset Investment Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short Term Fund may invest up to 5% of its total assets in such securities and instruments. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which

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they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to the imposition of sanctions and other similar measures, price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.
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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all

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circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.
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Redenomination.  Uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has at times created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.  There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
Repurchase Agreements
Each Fund may enter into repurchase agreements, in which a Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.
Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to one-third of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.
Derivatives
Each Fund (except the PIMCO Government Money Market Fund) may, but is not required to, use derivatives and other similar instruments (referred to collectively as “derivatives”) for risk management purposes or as part of its investment strategies. Investments in derivatives may take the form of buying and/or writing (selling) derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund (except the PIMCO Government Money Market Fund) may invest some or all of its assets in derivative instruments, subject to the Fund’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the SAI.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular

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derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.
CPI Swap.   A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI”) over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in “bullet” format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.
Management Risk.   Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Counterparty Risk (including Credit Risk).   The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Counterparty risk also refers to the risks of having concentrated exposure to a counterparty.
Market and Fund Liquidity Risk.   Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
Leverage Risk.   Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.
Lack of Availability.   Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks.   Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, or impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Other risks in using derivatives include the risk of mispricing and improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Operational and Legal Risk.   Using derivatives is also subject to operational and legal risks. Operational risk generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error.

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Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Correlation Risk.   In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund’s return is net of fees and expenses. In this regard, the Funds offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance)  of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include a possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels, changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive, loss to casualty or condemnation, and changes in local and general economic conditions. Additionally, an investment in REITs, and investing in the real estate market generally, is subject to risks involved with supply and demand, including reduced demand for properties or real estate-related services, reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Real estate securities may have limited diversification and, therefore, tend to be subject to risks inherent in operating and financing a limited number of projects. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The timing and character of income and gains derived by a

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Fund from investments in ETNs may be affected by future legislation. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Delayed Funding Loans and Revolving Credit Facilities
Each Fund (except the PIMCO Government Money Market Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund (except the PIMCO Government Money Market Fund) may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. When a Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Investment in Other Investment Companies
Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent a Fund invests in other investment companies that are advised by PIMCO, PIMCO expects to select such investments without considering or canvassing the universe of available unaffiliated investment companies. Although the PIMCO Government Money Market Fund has adopted a policy to invest 100% of its total assets in cash, U.S. Government Securities, and repurchase agreements secured by U.S. Government Securities or cash, this policy does not preclude the Fund from investing in other “government money market funds,” which are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully.
Each Fund (except the PIMCO Government Money Market Fund) may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, each Fund may elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
Small-Cap and Mid-Cap Companies
Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A short

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sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, a Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Additional Information Regarding Certain Screens Used by PIMCO Low Duration ESG Fund
As noted above, the PIMCO Low Duration ESG Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in (1) manufacture of alcoholic beverages, tobacco products or military equipment, (2) operation of gambling casinos, (3) production or distribution of adult entertainment materials, (4) oil industry, including extraction, production, and refining or (5) production or distribution of coal and coal-fired generation. In analyzing whether an issuer meets any of the criteria described above, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party. PIMCO may also apply additional screens and exclusions. For example, where an issuer is not covered by a third-party, PIMCO may conduct additional reviews to determine whether an investment is consistent with the philosophy of these screens and/or exclusions.
Illiquid Investments
Each Fund may invest up to 15% of its net assets (5% of total assets in the case of the PIMCO Government Money Market Fund) (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than “illiquid” pursuant to a Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent such cash collateral is invested in an affiliated money market or short-term mutual fund, such fees generally will not be waived, and PIMCO expects to select such an investment without considering or canvassing the universe of available unaffiliated investment companies. A Fund bears the risk of such investments.
Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund’s portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see a Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds  that were operational during the last fiscal year.
Temporary Defensive Positions
For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

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PIMCO Funds

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of the PIMCO Government Money Market Fund's total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such cases, Fund assets will be held in cash in the Fund’s custody account. Cash assets are generally not income-generating and would impact a Fund’s performance.
Changes in Investment Objectives and Policies
The investment objective of the PIMCO Short Asset Investment Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The PIMCO Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by a Fund could receive a higher rating or a lower rating during the period in which they are held by a Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.
Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.
Geopolitical Conflicts
The occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. For example, following Russia’s large-scale invasion of Ukraine in February 2022, Russia, and other countries, persons and entities that were viewed as having provided material aid to Russia’s aggression against Ukraine, became the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors, and on a Fund’s investments.
Cyber Security
As the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the digital information systems that support a Fund (e.g., through “hacking,” ransomware or malicious software coding) or outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), but may also result from intentionally or unintentionally harmful acts of PIMCO personnel. In addition, cyber security breaches involving third party service providers that provide services to PIMCO or a Fund (including but not limited to

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Prospectus

vendors, advisers, sub-advisers, administrators, transfer agents, regulatory authorities, custodians, registry operators, distributors and other third parties), trading counterparties and issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. PIMCO's use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by a Fund, PIMCO and its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, PIMCO or its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Funds and the investment adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the investment adviser will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which a Fund invests.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair a Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

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PIMCO Funds

Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class M, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because I-3 shares of the PIMCO Low Duration ESG Fund had not commenced operations during the periods shown, the financial performance information is not provided for that share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in Form N-CSR filed with the SEC. The financial statements are available free of charge by calling the Trust at the phone number on the back of this prospectus. The financial statements are also available for download free of charge on the Trust’s Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.
		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
PIMCO Government Money Market Fund
Institutional Class
03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2023	1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class M
03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2023	1.00	0.02	0.01	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
I-2
03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2023	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)
Administrative Class
03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2023	1.00	0.02	0.01	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)
Class A
03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2023	1.00	0.03	(0.01)	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Class C
03/31/2024	$1.00	$0.05	$0.00	$0.05	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2023	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
PIMCO Low Duration Fund
Institutional Class
03/31/2024	$9.15	$0.40	$(0.02)	$0.38	$(0.37)	$0.00	$0.00	$(0.37)
03/31/2023	9.50	0.24	(0.33)	(0.09)	(0.26)	0.00	0.00	(0.26)
03/31/2022	9.93	0.07	(0.42)	(0.35)	(0.05)	0.00	(0.03)	(0.08)
03/31/2021	9.73	0.10	0.24	0.34	(0.14)	0.00	0.00	(0.14)
03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

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		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$1.00	5.26%	$618,619	0.18%	0.18%	0.18%	0.18%	5.16%	N/A
1.00	2.59	808,072	0.19	0.19	0.19	0.19	2.68	N/A
1.00	0.01	468,163	0.07	0.18	0.07	0.18	0.00	N/A
1.00	0.02	600,787	0.14	0.18	0.14	0.18	0.00	N/A
1.00	1.83	571,748	0.17	0.18	0.17	0.18	1.76	N/A

$1.00	5.26%	$452,897	0.18%	0.18%	0.18%	0.18%	5.18%	N/A
1.00	2.59	263,410	0.19	0.19	0.19	0.19	2.45	N/A
1.00	0.01	245,324	0.07	0.18	0.07	0.18	0.00	N/A
1.00	0.02	319,831	0.15	0.18	0.15	0.18	0.00	N/A
1.00	1.83	355,884	0.17	0.18	0.17	0.18	1.82	N/A

$1.00	5.15%	$18,995	0.28%	0.28%	0.28%	0.28%	5.09%	N/A
1.00	2.49	14,995	0.29	0.29	0.29	0.29	2.36	N/A
1.00	0.01	13,610	0.07	0.28	0.07	0.28	0.00	N/A
1.00	0.02	13,508	0.15	0.28	0.15	0.28	0.00	N/A
1.00	1.73	63,897	0.27	0.28	0.27	0.28	1.49	N/A

$1.00	5.26%	$32,276	0.18%	0.18%	0.18%	0.18%	5.02%	N/A
1.00	2.59	192,735	0.19	0.19	0.19	0.19	2.35	N/A
1.00	0.01	72,795	0.07	0.18	0.07	0.18	0.00	N/A
1.00	0.02	35,062	0.15	0.18	0.15	0.18	0.00	N/A
1.00	1.83	204,673	0.17	0.18	0.17	0.18	1.47	N/A

$1.00	5.10%	$1,490,557	0.33%	0.33%	0.33%	0.33%	5.05%	N/A
1.00	2.44	765,348	0.34	0.34	0.34	0.34	2.59	N/A
1.00	0.01	470,297	0.07	0.33	0.07	0.33	0.00	N/A
1.00	0.02	592,346	0.15	0.33	0.15	0.33	0.00	N/A
1.00	1.68	1,075,849	0.32	0.33	0.32	0.33	1.56	N/A

$1.00	5.10%	$61,216	0.33%	0.33%	0.33%	0.33%	5.04%	N/A
1.00	2.44	33,380	0.34	0.34	0.34	0.34	2.45	N/A
1.00	0.01	30,409	0.07	0.33	0.07	0.33	0.00	N/A
1.00	0.02	109,750	0.14	0.33	0.14	0.33	0.00	N/A
1.00	1.68	82,022	0.32	0.33	0.32	0.33	1.62	N/A

$9.16	4.27%	$4,619,872	0.50%	0.50%	0.46%	0.46%	4.40%	360%
9.15	(0.89)	4,937,764	0.48	0.48	0.46	0.46	2.56	259
9.50	(3.50)	5,661,777	0.46	0.46	0.46	0.46	0.76	421
9.93	3.49	5,058,709	0.46	0.46	0.46	0.46	0.99	486
9.73	2.86	4,727,361	0.87	0.87	0.46	0.46	3.04	269

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PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
I-2
03/31/2024	$9.15	$0.39	$(0.02)	$0.37	$(0.36)	$0.00	$0.00	$(0.36)
03/31/2023	9.50	0.20	(0.30)	(0.10)	(0.25)	0.00	0.00	(0.25)
03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)
03/31/2021	9.73	0.09	0.24	0.33	(0.13)	0.00	0.00	(0.13)
03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)
I-3
03/31/2024	$9.15	$0.38	$(0.01)	$0.37	$(0.36)	$0.00	$0.00	$(0.36)
03/31/2023	9.50	0.20	(0.30)	(0.10)	(0.25)	0.00	0.00	(0.25)
03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)
03/31/2021	9.73	0.08	0.24	0.32	(0.12)	0.00	0.00	(0.12)
03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)
Administrative Class
03/31/2024	$9.15	$0.37	$(0.01)	$0.36	$(0.35)	$0.00	$0.00	$(0.35)
03/31/2023	9.50	0.22	(0.33)	(0.11)	(0.24)	0.00	0.00	(0.24)
03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)
03/31/2021	9.73	0.08	0.23	0.31	(0.11)	0.00	0.00	(0.11)
03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)
Class A
03/31/2024	$9.15	$0.37	$(0.01)	$0.36	$(0.35)	$0.00	$0.00	$(0.35)
03/31/2023	9.50	0.21	(0.32)	(0.11)	(0.24)	0.00	0.00	(0.24)
03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)
03/31/2021	9.73	0.07	0.24	0.31	(0.11)	0.00	0.00	(0.11)
03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)
Class C
03/31/2024	$9.15	$0.34	$(0.02)	$0.32	$(0.31)	$0.00	$0.00	$(0.31)
03/31/2023	9.50	0.17	(0.32)	(0.15)	(0.20)	0.00	0.00	(0.20)
03/31/2022	9.93	0.01	(0.42)	(0.41)	(0.01)	0.00	(0.01)	(0.02)
03/31/2021	9.73	0.04	0.23	0.27	(0.07)	0.00	0.00	(0.07)
03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)
Class C-2
03/31/2024	$9.15	$0.32	$(0.01)	$0.31	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2023	9.50	0.18	(0.34)	(0.16)	(0.19)	0.00	0.00	(0.19)
03/31/2022	9.93	(0.01)	(0.42)	(0.43)	(0.00)	0.00	(0.00)	(0.00)
10/21/2020 - 03/31/2021	9.93	(0.00)	0.01	0.01	(0.01)	0.00	0.00	(0.01)
Class R
03/31/2024	$9.15	$0.34	$(0.01)	$0.33	$(0.32)	$0.00	$0.00	$(0.32)
03/31/2023	9.50	0.17	(0.31)	(0.14)	(0.21)	0.00	0.00	(0.21)
03/31/2022	9.93	0.02	(0.42)	(0.40)	(0.02)	0.00	(0.01)	(0.03)
03/31/2021	9.73	0.04	0.24	0.28	(0.08)	0.00	0.00	(0.08)
03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)
PIMCO Low Duration Fund II
Institutional Class
03/31/2024	$9.22	$0.37	$(0.05)	$0.32	$(0.37)	$0.00	$0.00	$(0.37)
03/31/2023	9.49	0.22	(0.26)	(0.04)	(0.23)	0.00	0.00	(0.23)
03/31/2022	9.87	0.02	(0.38)	(0.36)	(0.02)	0.00	0.00	(0.02)
03/31/2021	9.75	0.06	0.14	0.20	(0.08)	0.00	0.00	(0.08)
03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)

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Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.16	4.17%	$623,372	0.60%	0.60%	0.56%	0.56%	4.29%	360%
9.15	(0.99)	710,362	0.58	0.58	0.56	0.56	2.11	259
9.50	(3.60)	2,160,225	0.56	0.56	0.56	0.56	0.66	421
9.93	3.39	2,030,455	0.56	0.56	0.56	0.56	0.90	486
9.73	2.77	1,994,991	0.97	0.97	0.56	0.56	2.76	269

$9.16	4.12%	$30,048	0.65%	0.70%	0.61%	0.66%	4.24%	360%
9.15	(1.04)	34,342	0.63	0.68	0.61	0.66	2.17	259
9.50	(3.65)	67,416	0.61	0.66	0.61	0.66	0.61	421
9.93	3.34	48,024	0.61	0.66	0.61	0.66	0.86	486
9.73	2.72	26,189	1.02	1.07	0.61	0.66	2.84	269

$9.16	4.01%	$19,618	0.75%	0.75%	0.71%	0.71%	4.14%	360%
9.15	(1.14)	26,326	0.73	0.73	0.71	0.71	2.37	259
9.50	(3.74)	28,891	0.71	0.71	0.71	0.71	0.50	421
9.93	3.23	41,296	0.71	0.71	0.71	0.71	0.76	486
9.73	2.61	47,007	1.12	1.12	0.71	0.71	2.83	269

$9.16	3.97%	$568,065	0.79%	0.79%	0.75%	0.75%	4.11%	360%
9.15	(1.18)	649,202	0.77	0.77	0.75	0.75	2.23	259
9.50	(3.78)	858,919	0.75	0.75	0.75	0.75	0.46	421
9.93	3.19	1,080,190	0.75	0.75	0.75	0.75	0.70	486
9.73	2.58	923,295	1.16	1.16	0.75	0.75	2.74	269

$9.16	3.61%	$23,899	1.14%	1.14%	1.10%	1.10%	3.75%	360%
9.15	(1.52)	34,741	1.12	1.12	1.10	1.10	1.87	259
9.50	(4.12)	49,234	1.10	1.10	1.10	1.10	0.10	421
9.93	2.83	71,439	1.10	1.10	1.10	1.10	0.40	486
9.73	2.21	142,962	1.51	1.51	1.10	1.10	2.47	269

$9.16	3.40%	$855	1.34%	1.34%	1.30%	1.30%	3.57%	360%
9.15	(1.72)	736	1.32	1.32	1.30	1.30	1.91	259
9.50	(4.31)	491	1.30	1.30	1.30	1.30	(0.08)	421
9.93	0.07	329	1.30 *	1.30 *	1.30 *	1.30 *	(0.07) *	486

$9.16	3.66%	$82,231	1.09%	1.09%	1.05%	1.05%	3.81%	360%
9.15	(1.47)	89,948	1.07	1.07	1.05	1.05	1.88	259
9.50	(4.07)	116,879	1.05	1.05	1.05	1.05	0.17	421
9.93	2.88	111,872	1.05	1.05	1.05	1.05	0.41	486
9.73	2.26	108,983	1.46	1.46	1.05	1.05	2.40	269

$9.17	3.54%	$312,375	0.52%	0.52%	0.50%	0.50%	4.12%	270%
9.22	(0.37)	300,041	0.51	0.51	0.50	0.50	2.38	353
9.49	(3.62)	338,497	0.50	0.50	0.50	0.50	0.17	500
9.87	2.09	431,289	0.50	0.50	0.50	0.50	0.56	524
9.75	3.33	399,558	0.53	0.53	0.50	0.50	2.31	234

August 1, 2024 | Prospectus  81

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Administrative Class
03/31/2024	$9.22	$0.35	$(0.05)	$0.30	$(0.35)	$0.00	$0.00	$(0.35)
03/31/2023	9.49	0.20	(0.26)	(0.06)	(0.21)	0.00	0.00	(0.21)
03/31/2022	9.87	(0.01)	(0.37)	(0.38)	(0.00)	0.00	0.00	(0.00)
03/31/2021	9.75	0.03	0.15	0.18	(0.06)	0.00	0.00	(0.06)
03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)
PIMCO Low Duration ESG Fund
Institutional Class
03/31/2024	$8.92	$0.31	$0.04	$0.35	$(0.26)	$0.00	$(0.03)	$(0.29)
03/31/2023	9.24	0.19	(0.26)	(0.07)	(0.25)	0.00	0.00	(0.25)
03/31/2022	9.69	0.08	(0.45)	(0.37)	(0.06)	0.00	(0.02)	(0.08)
03/31/2021	9.51	0.08	0.20	0.28	(0.10)	0.00	0.00	(0.10)
03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)
I-2
03/31/2024	$8.92	$0.31	$0.03	$0.34	$(0.25)	$0.00	$(0.03)	$(0.28)
03/31/2023	9.24	0.19	(0.27)	(0.08)	(0.24)	0.00	0.00	(0.24)
03/31/2022	9.69	0.07	(0.45)	(0.38)	(0.05)	0.00	(0.02)	(0.07)
03/31/2021	9.51	0.07	0.20	0.27	(0.09)	0.00	0.00	(0.09)
03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)
PIMCO Short Asset Investment Fund
Institutional Class
03/31/2024	$9.84	$0.51	$0.09	$0.60	$(0.51)	$0.00	$0.00	$(0.51)
03/31/2023	9.88	0.24	(0.02)	0.22	(0.26)	0.00	0.00	(0.26)
03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)
03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)
03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)
Class M
03/31/2024	$9.84	$0.51	$0.09	$0.60	$(0.51)	$0.00	$0.00	$(0.51)
03/31/2023	9.88	0.22	(0.03)	0.19	(0.23)	0.00	0.00	(0.23)
03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)
03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)
03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)
I-2
03/31/2024	$9.84	$0.50	$0.09	$0.59	$(0.50)	$0.00	$0.00	$(0.50)
03/31/2023	9.88	0.24	(0.03)	0.21	(0.25)	0.00	0.00	(0.25)
03/31/2022	10.00	0.03	(0.11)	(0.08)	(0.04)	0.00	0.00	(0.04)
03/31/2021	9.76	0.06	0.24	0.30	(0.06)	0.00	0.00	(0.06)
03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)
I-3
03/31/2024	$9.84	$0.50	$0.09	$0.59	$(0.50)	$0.00	$0.00	$(0.50)
03/31/2023	9.88	0.21	0.00	0.21	(0.25)	0.00	0.00	(0.25)
03/31/2022	10.00	0.04	(0.13)	(0.09)	(0.03)	0.00	0.00	(0.03)
03/31/2021	9.76	0.04	0.26	0.30	(0.06)	0.00	0.00	(0.06)
03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)
Administrative Class
03/31/2024	$9.84	$0.48	$0.09	$0.57	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2023	9.88	0.20	(0.01)	0.19	(0.23)	0.00	0.00	(0.23)
03/31/2022	10.00	0.02	(0.12)	(0.10)	(0.02)	0.00	0.00	(0.02)
03/31/2021	9.76	0.09	0.20	0.29	(0.05)	0.00	0.00	(0.05)
03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

82  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.17	3.28%	$9,444	0.77%	0.77%	0.75%	0.75%	3.87%	270%
9.22	(0.65)	9,171	0.76	0.76	0.75	0.75	2.15	353
9.49	(3.82)	9,468	0.75	0.75	0.75	0.75	(0.08)	500
9.87	1.84	10,077	0.75	0.75	0.75	0.75	0.31	524
9.75	3.08	9,973	0.78	0.78	0.75	0.75	2.06	234

$8.98	4.01%	$250,416	0.61%	0.61%	0.50%	0.50%	3.56%	245%
8.92	(0.70)	298,401	0.52	0.52	0.50	0.50	2.15	322
9.24	(3.81)	322,801	0.50	0.50	0.50	0.50	0.84	219
9.69	2.92	338,942	0.50	0.50	0.50	0.50	0.80	387
9.51	3.00	174,941	0.58	0.58	0.50	0.50	2.25	296

$8.98	3.91%	$72,819	0.71%	0.71%	0.60%	0.60%	3.46%	245%
8.92	(0.80)	106,520	0.62	0.62	0.60	0.60	2.06	322
9.24	(3.91)	118,436	0.60	0.60	0.60	0.60	0.74	219
9.69	2.82	103,531	0.60	0.60	0.60	0.60	0.74	387
9.51	2.89	115,117	0.68	0.68	0.60	0.60	2.03	296

$9.93	6.28%	$2,163,183	0.36%	0.36%	0.34%	0.34%	5.18%	77%
9.84	2.27	2,476,229	0.36	0.36	0.35	0.35	2.42	95
9.88	(0.73)	2,772,603	0.35	0.35	0.35	0.35	0.42	112
10.00	3.20	4,275,170	0.34	0.34	0.34	0.34	0.66	89
9.76	(0.15)	3,121,876	0.35	0.36	0.33	0.34	2.40	89

$9.93	6.27%	$11	0.36%	0.36%	0.34%	0.34%	5.18%	77%
9.84	1.98	10	0.36	0.36	0.35	0.35	2.18	95
9.88	(0.73)	7,718	0.35	0.35	0.35	0.35	0.44	112
10.00	3.20	7,777	0.34	0.34	0.34	0.34	0.70	89
9.76	(0.15)	7,535	0.35	0.36	0.33	0.34	2.36	89

$9.93	6.18%	$161,856	0.46%	0.46%	0.44%	0.44%	5.08%	77%
9.84	2.16	181,277	0.46	0.46	0.45	0.45	2.44	95
9.88	(0.83)	224,354	0.45	0.45	0.45	0.45	0.32	112
10.00	3.09	352,285	0.44	0.44	0.44	0.44	0.61	89
9.76	(0.24)	369,323	0.45	0.46	0.43	0.44	2.31	89

$9.93	6.13%	$15,184	0.51%	0.56%	0.49%	0.54%	5.09%	77%
9.84	2.11	22,656	0.51	0.56	0.50	0.55	2.13	95
9.88	(0.88)	19,500	0.50	0.55	0.50	0.55	0.42	112
10.00	3.04	1,129	0.49	0.54	0.49	0.54	0.42	89
9.76	(0.30)	794	0.50	0.56	0.48	0.54	2.25	89

$9.93	5.97%	$474	0.61%	0.61%	0.59%	0.59%	4.92%	77%
9.84	1.99	505	0.61	0.61	0.60	0.60	2.01	95
9.88	(0.98)	1,492	0.60	0.60	0.60	0.60	0.17	112
10.00	2.94	2,406	0.59	0.59	0.59	0.59	0.87	89
9.76	(0.40)	83,858	0.60	0.61	0.58	0.59	2.17	89

August 1, 2024 | Prospectus  83

PIMCO Funds

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class A
03/31/2024	$9.84	$0.47	$0.10	$0.57	$(0.48)	$0.00	$0.00	$(0.48)
03/31/2023	9.88	0.21	(0.02)	0.19	(0.23)	0.00	0.00	(0.23)
03/31/2022	10.00	0.01	(0.12)	(0.11)	(0.01)	0.00	0.00	(0.01)
03/31/2021	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)
03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)
PIMCO Short-Term Fund
Institutional Class
03/31/2024	$9.46	$0.48	$0.16	$0.64	$(0.44)	$0.00	$(0.03)	$(0.47)
03/31/2023	9.64	0.23	(0.03)	0.20	(0.38)	0.00	0.00	(0.38)
03/31/2022	9.84	0.08	(0.22)	(0.14)	(0.06)	0.00	0.00	(0.06)
03/31/2021	9.49	0.11	0.38	0.49	(0.14)	0.00	0.00	(0.14)
03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	0.00	(0.27)
I-2
03/31/2024	$9.46	$0.47	$0.16	$0.63	$(0.43)	$0.00	$(0.03)	$(0.46)
03/31/2023	9.64	0.22	(0.03)	0.19	(0.37)	0.00	0.00	(0.37)
03/31/2022	9.84	0.07	(0.22)	(0.15)	(0.05)	0.00	0.00	(0.05)
03/31/2021	9.49	0.11	0.37	0.48	(0.13)	0.00	0.00	(0.13)
03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	0.00	(0.26)
I-3
03/31/2024	$9.46	$0.46	$0.17	$0.63	$(0.43)	$0.00	$(0.03)	$(0.46)
03/31/2023	9.64	0.24	(0.06)	0.18	(0.36)	0.00	0.00	(0.36)
03/31/2022	9.84	0.06	(0.21)	(0.15)	(0.05)	0.00	0.00	(0.05)
03/31/2021	9.49	0.10	0.38	0.48	(0.13)	0.00	0.00	(0.13)
03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	0.00	(0.25)
Administrative Class
03/31/2024	$9.46	$0.45	$0.17	$0.62	$(0.42)	$0.00	$(0.03)	$(0.45)
03/31/2023	9.64	0.21	(0.04)	0.17	(0.35)	0.00	0.00	(0.35)
03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	0.00	(0.04)
03/31/2021	9.49	0.13	0.34	0.47	(0.12)	0.00	0.00	(0.12)
03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)
Class A
03/31/2024	$9.46	$0.45	$0.17	$0.62	$(0.42)	$0.00	$(0.03)	$(0.45)
03/31/2023	9.64	0.21	(0.04)	0.17	(0.35)	0.00	0.00	(0.35)
03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	0.00	(0.04)
03/31/2021	9.49	0.09	0.38	0.47	(0.12)	0.00	0.00	(0.12)
03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)
Class C
03/31/2024	$9.46	$0.42	$0.17	$0.59	$(0.39)	$0.00	$(0.03)	$(0.42)
03/31/2023	9.64	0.18	(0.04)	0.14	(0.32)	0.00	0.00	(0.32)
03/31/2022	9.84	0.02	(0.21)	(0.19)	(0.01)	0.00	0.00	(0.01)
03/31/2021	9.49	0.06	0.38	0.44	(0.09)	0.00	0.00	(0.09)
03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	0.00	(0.21)
Class R
03/31/2024	$9.46	$0.43	$0.16	$0.59	$(0.39)	$0.00	$(0.03)	$(0.42)
03/31/2023	9.64	0.20	(0.05)	0.15	(0.33)	0.00	0.00	(0.33)
03/31/2022	9.84	0.03	(0.22)	(0.19)	(0.01)	0.00	0.00	(0.01)
03/31/2021	9.49	0.07	0.37	0.44	(0.09)	0.00	0.00	(0.09)
03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	0.00	(0.22)
^
A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*
Annualized, except for organizational expense, if any.
(a)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)
Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.
(d)
Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

84  Prospectus | PIMCO Funds

Prospectus

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.93	5.93%	$105,584	0.69%	0.71%	0.67%	0.69%	4.82%	77%
9.84	1.94	155,144	0.71	0.71	0.70	0.70	2.08	95
9.88	(1.08)	240,291	0.70	0.70	0.70	0.70	0.07	112
10.00	2.84	461,899	0.69	0.69	0.69	0.69	0.34	89
9.76	(0.49)	487,755	0.70	0.71	0.68	0.69	2.02	89

$9.63	6.93%	$7,488,965	0.48%	0.48%	0.45%	0.45%	5.01%	78%
9.46	2.09	7,946,218	0.47	0.47	0.45	0.45	2.42	62
9.64	(1.41)	12,139,504	0.45	0.45	0.45	0.45	0.78	93
9.84	5.21	10,965,709	0.47	0.47	0.45	0.45	1.14	94
9.49	(0.48)	7,793,178	0.55	0.55	0.45	0.45	2.68	222

$9.63	6.82%	$2,099,340	0.58%	0.58%	0.55%	0.55%	4.91%	78%
9.46	1.99	2,392,831	0.57	0.57	0.55	0.55	2.34	62
9.64	(1.51)	2,915,639	0.55	0.55	0.55	0.55	0.67	93
9.84	5.10	3,150,987	0.57	0.57	0.55	0.55	1.07	94
9.49	(0.58)	2,762,049	0.65	0.65	0.55	0.55	2.58	222

$9.63	6.78%	$63,136	0.63%	0.68%	0.60%	0.65%	4.86%	78%
9.46	1.94	74,739	0.62	0.67	0.60	0.65	2.50	62
9.64	(1.56)	44,897	0.60	0.65	0.60	0.65	0.62	93
9.84	5.05	50,189	0.62	0.67	0.60	0.65	1.01	94
9.49	(0.63)	38,892	0.70	0.75	0.60	0.65	2.57	222

$9.63	6.66%	$17,564	0.73%	0.73%	0.70%	0.70%	4.75%	78%
9.46	1.84	21,559	0.72	0.72	0.70	0.70	2.21	62
9.64	(1.66)	23,672	0.70	0.70	0.70	0.70	0.52	93
9.84	4.94	28,626	0.72	0.72	0.70	0.70	1.38	94
9.49	(0.73)	1,500,981	0.80	0.80	0.70	0.70	2.43	222

$9.63	6.66%	$771,094	0.73%	0.73%	0.70%	0.70%	4.75%	78%
9.46	1.84	962,000	0.72	0.72	0.70	0.70	2.15	62
9.64	(1.66)	1,436,600	0.70	0.70	0.70	0.70	0.52	93
9.84	4.94	1,681,053	0.72	0.72	0.70	0.70	0.92	94
9.49	(0.73)	1,370,799	0.80	0.80	0.70	0.70	2.41	222

$9.63	6.34%	$52,946	1.03%	1.03%	1.00%	1.00%	4.45%	78%
9.46	1.53	64,350	1.02	1.02	1.00	1.00	1.92	62
9.64	(1.95)	76,762	1.00	1.00	1.00	1.00	0.21	93
9.84	4.63	102,373	1.02	1.02	1.00	1.00	0.66	94
9.49	(1.03)	125,668	1.10	1.10	1.00	1.00	2.13	222

$9.63	6.40%	$121,168	0.98%	0.98%	0.95%	0.95%	4.49%	78%
9.46	1.58	158,601	0.97	0.97	0.95	0.95	2.06	62
9.64	(1.90)	140,966	0.95	0.95	0.95	0.95	0.28	93
9.84	4.68	110,040	0.97	0.97	0.95	0.95	0.69	94
9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222

August 1, 2024 | Prospectus  85

PIMCO Funds

Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities   are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities   are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),   are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

A-1  Prospectus | PIMCO Funds

Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

August 1, 2024 | Prospectus  A-2

PIMCO Funds

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
■
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
■
Nature and provisions of the financial obligation and the promise S&P imputes; and
■
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-3  Prospectus | PIMCO Funds

Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
■
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
■
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
■
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
■
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
■
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

August 1, 2024 | Prospectus  A-4

PIMCO Funds

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

A-5  Prospectus | PIMCO Funds

Prospectus

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the formal announcement by the issuer or their agent of a distressed debt exchange;
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate

August 1, 2024 | Prospectus  A-6

PIMCO Funds

an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | PIMCO Funds

Prospectus

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.
The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.
In all instances, it is an investor’s responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm’s related policies and procedures.
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch (“Merrill”) platform or account will be eligible only for the following sales load waivers (front-end contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the investor’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (as updated from time to time, the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet, each available at ml.com/funds. Investors are encouraged to review such additional information and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD
Supplement)

Shares purchased by eligible persons associated with the fund) as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e.
systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the
Merrill SLWD Supplement

August 1, 2024 | Prospectus  B-1

PIMCO Funds

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill
Household, as further described in the Merrill SLWD Supplement

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the “Mutual Fund Features, Share Classes and Compensation” brochure available on the Morgan Stanley Wealth Management website.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C and Class C-2 (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley
Wealth Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shares of the PIMCO Short-Term Fund.
Shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a
Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

B-2  Prospectus | PIMCO Funds

Prospectus

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the PIMCO family of funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans)
of the PIMCO family of funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.
The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.
Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

Shares purchased in an Edward Jones fee-based program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

(i) The redemption and repurchase occur in the same account.
(ii) The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

August 1, 2024 | Prospectus  B-3

PIMCO Funds

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

The death or disability of the shareholder.
Systematic withdrawals with up to 10% per year of the account value.
Return of excess contributions from an Individual Retirement Account (IRA).
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable
IRS regulations.

Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
Shares exchanged in an Edward Jones fee-based program.
Shares acquired through NAV reinstatement.
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
Initial purchase minimum: $250
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
If you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

B-4  Prospectus | PIMCO Funds

Prospectus

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation (“ROA”), and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund’s Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures
Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

August 1, 2024 | Prospectus  B-5

PIMCO Funds

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates
Shareholders purchasing, holding or redeeming fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, are eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of the fund family held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel
Front-end sales charges may be waived for the following shareholders and in the following situations:
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other classes that have front-end loads of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, that waiver will apply.

Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as defined by Stifel.
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner or beneficiary within
90 days of the purchase (rights of reinstatement). For the absence of doubt, shares redeemed through a systematic withdrawal plan are not eligible for rights of reinstatement.

Shares purchased in connection with rollovers from retirement plans to IRAs.
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Purchases of Class 529-A shares through a rollover from another 529 plan.
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

B-6  Prospectus | PIMCO Funds

Prospectus

Return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations.
Shares sold in connection with a right of reinstatement.
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
Shares exchanged or sold in a Stifel fee-based advisory or “wrap” program.
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply (excluding those offered by other intermediaries).
Share Class Conversions in Advisory Accounts
Stifel reserves the right to convert shares to the lowest cost share class available at Stifel without incurring a sales charge upon transfer of shares into a Stifel-affiliated advisory program.
Shareholders purchasing Fund shares through a US Bancorp Investments, Inc. (“USBI”) platform or who own shares for which USBI is the broker-dealer (where the shares are held in an omnibus account) will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
All other sales charge waivers and reduction described elsewhere in a Fund’s Prospectus or SAI still apply.
Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.
Shareholders in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in a Fund’s Prospectus or SAI still apply.
If you purchase, hold or redeem fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers), share class conversion policy and front-end load discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

Qualified employer-sponsored defined contribution and defined benefit retirement plans and nonqualified deferred compensation plans, and other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
Shares purchased through rights of reinstatement as described in the Classes of Shares – Sales Charges – Reinstatement Privilege section of this prospectus.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates, or their spouses or financial dependents, in each case as defined by J.P. Morgan Securities
LLC.

Class C to Class A share conversion
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures [as stated in certain J.P. Morgan Securities LLC brokerage disclosures.]

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Shares acquired through a right of reinstatement.

August 1, 2024 | Prospectus  B-7

PIMCO Funds

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation and letters of intent
Breakpoints as described in this prospectus.
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

B-8  Prospectus | PIMCO Funds

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 1100 Main Street, Suite 400, Kansas City, MO 64105
TRANSFER AGENT
SS&C Global Investor and Distribution Solutions, Inc.
Institutional Class, Class M, I-2, I-3 and Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class C-2 and Class R — P.O. Box 219294, Kansas City, MO 64121-9294
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 1.888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI, Form N-CSR and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.
The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.
You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 1.888.87.PIMCO (1.888.877.4626) or by writing to:
PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Fund may be obtained by calling 1.888.87.PIMCO (1.888.877.4626).
Paper copies of the Funds' shareholder reports are required to be provided free of charge by the Fund or financial intermediary upon request.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our website at pimco.com for additional information about the Funds, including the SAI, the annual and semi-annual reports, and other information such as Fund financial statements, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-05028
PF0007_080124